[GRAPHIC]

                                                                  March 31, 2000





                                                                Evergreen Select
                                                              Fixed Income Funds
                                                               Semiannual Report


                           [LOGO OF EVERGREEN FUNDS]                   [GRAPHIC]

                                Table of Contents

Letter to Shareholders .....................................................   1

Evergreen Select Adjustable Rate Fund
   Fund at a Glance ........................................................   2
   Portfolio Manager Commentary ............................................   3

Evergreen Select Core Bond Fund
   Fund at a Glance ........................................................   5
   Portfolio Manager Commentary ............................................   6

Evergreen Select Fixed Income Fund
   Fund at a Glance ........................................................   9
   Portfolio Manager Commentary ............................................  10

Evergreen Select High Yield Bond Fund
   Fund at a Glance ........................................................  12
   Portfolio Manager Commentary ............................................  13

Evergreen Select Income Plus Fund
   Fund at a Glance ........................................................  15
   Portfolio Manager Commentary ............................................  16

Evergreen Select Intermediate Term Municipal Bond Fund
   Fund at a Glance ........................................................  18
   Portfolio Manager Commentary ............................................  19

Evergreen Select International Bond Fund
   Fund at a Glance ........................................................  21
   Portfolio Manager Commentary ............................................  22

Evergreen Select Limited Duration Fund
   Fund at a Glance ........................................................  24
   Portfolio Manager Commentary ............................................  25

Evergreen Select Total Return Bond Fund
   Fund at a Glance ........................................................  27
   Portfolio Manager Commentary ............................................  28

Financial Highlights
   Evergreen Select Adjustable Rate Fund ...................................  30
   Evergreen Select Core Bond Fund .........................................  31
   Evergreen Select Fixed Income Fund ......................................  32
   Evergreen Select High Yield Bond Fund ...................................  33
   Evergreen Select Income Plus Fund .......................................  34
   Evergreen Select Intermediate Term
     Municipal Bond Fund ...................................................  35
   Evergreen Select International Bond Fund ................................  36
   Evergreen Select Limited Duration Fund ..................................  37
   Evergreen Select Total Return Bond Fund .................................  38

Schedule of Investments
   Evergreen Select Adjustable Rate Fund ...................................  39
   Evergreen Select Core Bond Fund .........................................  40
   Evergreen Select Fixed Income Fund ......................................  44
   Evergreen Select High Yield Bond Fund ...................................  48
   Evergreen Select Income Plus Fund .......................................  52
   Evergreen Select Intermediate Term
     Municipal Bond Fund ...................................................  57
   Evergreen Select International Bond Fund ................................  62
   Evergreen Select Limited Duration Fund ..................................  64
   Evergreen Select Total Return Bond Fund .................................  67

Combined Notes to the Schedules of Investments .............................  72

Statements of Assets and Liabilities .......................................  73

Statements of Operations ...................................................  75

Statements of Changes in Net Assets ........................................  77

Combined Notes to Financial Statements .....................................  82


                                Evergreen Funds


Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

     Mutual Funds:  NOT FDIC INSURED   MAY LOSE VALUE   NOT BANK GUARANTEED

                          Evergreen Distributor, Inc.
   Evergreen Funds(SM) is a service mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                    May 2000

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Fixed Income Funds semiannual report, which covers the six-month period ended March 31, 2000.

U.S. Bond Markets Experience Volatility

[PHOTO]
William M. Ennis


[PHOTO]
Dennis H. Ferro

The bond market environment has suffered a great deal of volatility and unpredictability for the past six-month period. The Federal Reserve Board increased interest rates three times during the period as a response to a potential inflationary environment. In addition, the Treasury's announcement of a plan to curtail new and existing supplies of long-term government bonds led investors to seek longer-term issues in anticipation of possible shortages. These counteractive forces have caused the yield on the bellwether 30-year Treasury bond to decrease 0.22%, while the ~10-Year Treasury yield increased approximately 0.10% by the end of the period. These factors are indicative of an abnormal investment environment where longer-term bonds paid lower rates than short-term bonds, this is also known as an "inverted yield curve". Amidst this volatile environment, we still believe that bonds are relatively attractive over the long term.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that could make it simple for you to choose the most appropriate for your portfolio.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,


/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.


/s/ Dennis H. Ferro

Dennis H. Ferro
Chief Investment Officer
First Union National Bank
Capital Management Group

                                   EVERGREEN
                          Select Adjustable Rate Fund
                     Fund at a Glance as of March 31, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Adjustable Rate Fund seeks a high level of current income consistent with low volatility of principal by investing primarily in adjustable rate securities, whose interest rates are periodically reset when market rates change.

                                     Process

Portfolio management emphasizes non-convertible, one-year CMT-indexed ARMS to achieve coupon sensitivity to changing interest rates. A series of laddered maturities helps to ensure a gradual response to changing interest rates.

                                    Benchmark

6-Month Treasury Bill--the 6-month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 10/1/1991                Class I       Class IS
Class Inception Date                              10/1/1991     5/23/1994
Average Annual Returns
6 months                                            2.67%         2.54%
1 year                                              5.20%         4.95%
5 years                                             6.23%         6.07%
Since Portfolio Inception                           5.50%         5.34%
30-day SEC Yield                                    6.15%         5.88%
6-month income distributions per share             $0.30         $0.28


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                  Consumer Price                           Evergreen Select
                    Index - US        6 Month T-Bill          Adj Rate I

10/1/91             1,000,000            1,000,000            1,000,000
3/31/92             1,013,828            1,019,998            1,026,871
3/31/93             1,045,124            1,057,289            1,083,347
3/31/94             1,071,325            1,091,815            1,125,101
3/31/95             1,101,892            1,146,399            1,165,316
3/31/96             1,133,188            1,213,658            1,245,932
3/31/97             1,164,483            1,278,711            1,332,273
3/31/98             1,180,495            1,348,234            1,427,707
3/31/99             1,200,873            1,416,888            1,498,199
3/31/00             1,238,168            1,488,007            1,576,169


Comparison of a $1,000,000 investment in Evergreen Select Adjustable Rate Fund, Class I shares1, versus a similar investment in the 6-Month Treasury Bill (6 Mo. T-Bill) and the Consumer Price Index (CPI).

The 6-Mo. T-Bill is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

All data is as of 3/31/2000 and subject to change.

1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income and capital gain distributions.

Historical performance shown for Class IS shares prior to inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fees. If these fees had been reflected, returns would have been lower. The advisor is waiving its advisory fee and reimbursing the Fund for other expenses. Had the fee not been waived or the expenses reimbursed, the returns would have been lower.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                         Portfolio Manager Commentary


--------------------------------------------------------------------------------
Portfolio Management
--------------------------------------------------------------------------------

                                    [PHOTO]
                                  Gary Pzegeo
                             Tenure: October 1991

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

Evergreen Select Adjustable Rate Fund, Class I, produced a return of 2.67% for the six-month period ended March 31, 2000, outperforming the 2.65% return of its benchmark, the 6-month U.S. Treasury bill. The Fund's return also outpaced the 2.37% average return generated by the 24 adjustable rate mortgage funds followed by Lipper, Inc., putting it in the top twenty-five percent of adjustable rate mortgage funds. Lipper, Inc. is an independent monitor of mutual fund performance.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

Total Net Assets                                                    $50,996,008
Average Credit Quality                                                      AAA
Average Maturity                                                      4.7 years
Average Duration                                                      1.1 years


--------------------------------------------------------------------------------
Environment
--------------------------------------------------------------------------------

Ongoing concerns that excessive economic strength would ignite inflation kept interest rates climbing over the past six months. Real GDP (gross domestic product)--the value of the country's total output of goods and services adjusted for inflation--rose an impressive 4.6% for all of 1999. In the fourth quarter of 1999, real GDP grew at an annualized rate of 7.3%. The growth, which significantly outpaced the 10-year annualized average of 3.2%, combined with signs of potential inflation, such as rising energy prices and a tight labor market, prompted the Federal Reserve to raise short-term interest rates for the fifth time since June 1999 to keep inflation in check.

The environment was positive for adjustable rate mortgage securities (ARMS). Rising short-term interest rates pushed the coupons on ARMS higher. At the beginning of the period, coupons reflecting the current market environment stood at 6.25%. By the end of the period, they were 6.85%. ARMS also provided an increasing yield advantage over U.S. Treasuries as the period progressed, with U.S. Treasury yields falling in the first quarter of 2000.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                         Portfolio Manager Commentary

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

ARMS--                                                 58.3%
Repurchase Agreements--                                27.4%
Fixed Rate Mortgage-Backed Securities--                10.3%
U.S. Treasury Obligations--                             3.2%
Collateralized Mortgage Obligations--                   0.8%


Strategy

Our strategy focused on building and protecting income. We took advantage of the rising interest rate environment by increasing the Fund's position in ARMS to 80% of invested assets on March 31, 2000, up from 78% on September 30, 1999, and decreasing holdings in fixed-rate mortgages to 19% from 21%, during the same period. We also emphasized "hybrid" mortgages, whose coupons are fixed for three or five years before they begin to change annually. These mortgages provide a more predictable cash flow for a longer period of time and also enabled the Fund to lower the average cost of its holdings. Further, hybrids became attractively priced during the period, relative to other types of adjustable rate mortgages.


Outlook

Our outlook is positive for adjustable rate securities. We anticipate higher short-term interest rates, a low level of prepayments and ample supply. With the economy growing at such a fast clip, we think the Federal Reserve Board will continue to raise short-term interest rates, and that inflation will remain well under control. Rising interest rates should keep prepayments low. Prepayments occur when mortgage-holders pay-off their mortgages prior to maturity. Typically, this happens more often when interest rates fall because mortgage-holders can refinance their mortgages at lower rates. Supply also appears to be plentiful and growing. According to the Mortgage Bankers Association, ARMS account for 25%-30% of all mortgage applications, including both refinancings and new purchases. That number has risen from 10% in 1998 and early 1999.

We think ARMS offer attractive relative value and believe they warrant a place in a well-rounded investment portfolio. Their historically solid stream of income and stability of principal enhance investor liquidity, and with their positive outlook, ARMS can be a particularly welcome respite from the fluctuations incurred in riskier financial markets.

                                   EVERGREEN
                             Select Core Bond Fund
                     Fund at a Glance as of March 31, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Core Bond Fund is designed to maximize total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.

                                    Process

The portfolio managers seek to enhance performance, while pursuing a controlled risk approach, by actively managing three specific characteristics within the portfolio: duration, sector allocation, and security selection. The managers use both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as enhance the sector allocation and security selection processes.

                                   Benchmarks

Lehman Brothers Aggregate Bond Index--the LBABI is a fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. Government and U.S. Government agency securities, corporate securities, and asset-backed securities.

Lehman Brothers Government/Corporate Bond Index--the LBGCBI is a fixed income index that includes investment grade fixed-rate U.S. government, U.S. government agency, and corporate securities.


--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/13/1990                Class I       Class IS
Class Inception Date                              12/13/1990     10/2/1997
Average Annual Returns
6 months                                             1.74%         1.61%
1 year                                               1.74%         1.44%
5 years                                              7.35%         7.24%
Since Portfolio Inception                            7.20%         7.13%
30-day SEC Yield                                     6.66%         6.40%
6-month income distributions per share              $0.32         $0.30


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                                                              Lehman Brothers
           Consumer Price                Evergreen Select   Government Corporate
             Index - US    LB Aggregate     Core Bond I          Bond Index
12/13/90      1,000,000      1,000,000       1,000,000            1,000,000
 3/91         1,008,969      1,028,028       1,016,994            1,026,952
 3/92         1,041,106      1,145,200       1,122,083            1,143,831
 3/93         1,073,244      1,297,399       1,253,874            1,307,390
 3/94         1,100,149      1,328,174       1,280,472            1,343,680
 3/95         1,131,540      1,394,444       1,338,471            1,405,139
 3/96         1,163,677      1,544,838       1,488,925            1,558,656
 3/97         1,195,815      1,620,720       1,571,149            1,628,134
 3/98         1,212,257      1,814,972       1,760,468            1,830,001
 3/99         1,233,184      1,932,521       1,875,047            1,950,017
 3/00         1,271,482      1,968,786       1,907,660            1,982,619


Comparison of a $1,000,000 investment in Evergreen Select Core Bond Fund, Class I shares1, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Consumer Price Index (CPI).

The LBABI and LBGCBI are unmanaged market indices and do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of 3/31/2000 and subject to change.


1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income and capital gain distributions.

Historical performance shown for class I shares is based on the performance of the Class I shares of the Fund's predecessor fund, Tattersall Bond Fund. Historical performance shown for Class IS shares is based on (1) the performance of the Class IS shares of the Fund's predecessor fund, Tattersall Bond Fund, since 10/02/97 and (2) the Class I shares of Tattersall Bond Fund from 12/13/90 to 10/02/97 which have not been adjusted to reflect the 0.25% 12b-1 fee paid by Class IS shares. Class I shares do not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                   EVERGREEN
                             Select Core Bond Fund
                          Portfolio Manager Commentary


--------------------------------------------------------------------------------
Portfolio Management
--------------------------------------------------------------------------------

                                    [PHOTO]
                                Fred Tattersall
                                   Team Leader
                                Tenure: June 1999


--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

Evergreen Select Core Bond Fund's Class I shares returned 1.74% for the six-month period ended March 31, 2000. The Fund's benchmarks, the Lehman Brothers Aggregate Bond Index, returned 2.09 and the Lehman Brothers Government Corporate Bond Index returned 2.27 for the same period. The Fund under-performed the average return for Corporate Debt BBB-rated funds, which returned 1.88% for the same period, as measured by Lipper, Inc., an independent monitor of mutual fund performance.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

Total Net Assets                                                 $1,143,733,888
Average Credit Quality                                                      AAA
Average Maturity                                                      8.5 years
Average Duration                                                      4.8 years


--------------------------------------------------------------------------------
Environment
--------------------------------------------------------------------------------

One of the most significant events of the past six months has been the reshaping of the Treasury yield curve which began in late January when the Treasury announced that it would curtail the issuance of new long-term debt and begin to retire old debt through a buy-back program. That set the stage for a rally in the Treasury market, confusion in the corporate and mortgage bond markets and volatility in the stock markets. Up to that point, the stock market had been focusing on the wonders of the "new era" economy and had dismissed inflation as a concern of the past. It rallied powerfully during the last quarter of 1999. Meanwhile, the bond market remained skeptical about inflation staying dormant while the economy was in overdrive, and so did the Federal Reserve Board as the Federal Funds rate was increased by 0.25% in November, February and again in March. With upward pressure on short-term interest rates and with downward pressure on long-term rates as investors scrambled for "scarce" bonds, the Treasury curve inverted for the first time since 1990. Between the end of September 1999 and the end of March 2000, the 3-month Treasury bill had risen 1.06%, while the 30-year Treasury bond fell nearly 0.25%.

The mortgage and corporate sectors finished 1999 in a technically strong environment as volatility remained low, liquidity remained sufficient, and demand exceeded supply. Most investors believed that out-performance of mortgage and corporate bonds relative to Treasuries would be a recurrent theme in 2000 and that overweighted portfolio positions in these securities would be appropriate. By February, this belief was called into question as the Treasury yield curve inverted. The supply/demand dynamics changed

                                   EVERGREEN
                             Select Core Bond Fund
                         Portfolio Manager Commentary


completely as investors shunned long-term corporate bonds in favor of long-term Treasury bonds. This caused two significant developments: long-term Treasury yields were pushed artificially low in light of the economy that was still booming and inflation that appeared to be rising; and yield spreads of mortgage and corporate securities which remained basically unchanged as Treasury yields dropped, became wide by historical standards.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

Mortgage-Backed Securities--                           35.5%
Corporate Bonds--                                      29.7%
Collateralized Mortgage Obligations--                  10.5%
Repurchase Agreements--                                 9.5%
U.S. Treasury Obligations--                             7.8%
Mutual Fund Shares--                                    4.5%
Asset-Backed Securities--                               2.5%


--------------------------------------------------------------------------------
Strategy
--------------------------------------------------------------------------------

This has been an extremely challenging market environment for bond investors. It became apparent that the best duration strategy would be one in which the duration of the portfolio would be close to that of the Lehman Brothers Aggregate Bond Index. This meant we could concentrate our efforts on identifying the opportunities among mortgage and corporate bonds. Through the last quarter of 1999, we maintained an over-weighting in the mortgage sector, especially in the less interest-sensitive mortgage securities since it was cheap to do so as volatility had leveled off. We emphasized discount pass-throughs, FNMA bonds and commercial mortgages. We found corporates to be attractive, as well, as the huge, new-issue wave of corporates, which had rolled into the market during the summer and had caused yield spreads to widen relative to Treasuries, had abated by the fall leaving opportunities in "A"-rated debt. Our emphasis in both areas of the markets proved successful for the last quarter of 1999 and continued through the first month of the new year as pent-up demand resulting from the Y2K concerns, caused buying interest in bonds of all types. Then confusion reigned supreme as the Treasury yield curve inverted causing investors to lose their natural benchmark for determining value in non-Treasury sectors. As long Treasury yields fell, yields of mortgages and corporates stayed essentially the same causing them to lag the performance of the Treasury market. Our over-weighting in mortgage and corporate securities relative to the market detracted marginally from the overall performance of the portfolio during the first quarter of the year.


--------------------------------------------------------------------------------
                                Portfolio Quality
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                                  AAA--66.0%
                                  AA--7.0%
                                  A--15.0%
                                  BBB--12.0%

                                   EVERGREEN
                             Select Core Bond Fund
                         Portfolio Manager Commentary

--------------------------------------------------------------------------------
Outlook
--------------------------------------------------------------------------------

Our conservative style of management in which we control risk and volatility, and commit only to situations that are biased to outperform, should protect the portfolio in uncertain times such as these. Actually, we are energized by the uncertainty, which currently characterizes the mortgage and corporate security markets, because we know that opportunities for out-performance arise out of such confusion. We are especially excited about what we see in the corporate market because we believe that the excess yield that corporates provide over Treasuries is historically high and out of line with reality. We are concentrating in liquid, high quality credits in the long end of the market where corporate yields should snap back in line with Treasury yields, thus providing the potential for out-performance. We are also emphasizing discount-priced securities that should fare well in a falling interest rate environment. Our mortgage holdings reflect a bias towards falling interest rates, as well, with a concentration in prepayment-insensitive securities. We have also recently been taking advantage of the confusion surrounding the expected congressional study of Government Sponsored Enterprises (GSEs) by buying conventional paper (FNMA, FHLMC) which has become cheap relative to government-guaranteed GNMAs.

Our interest rate barometer is indicating that our portfolios be structured with a slight bias for falling interest rates. Our sector work, however, is indicating a tremendous opportunity in over-weighting the mortgage and corporate sectors. We believe that incorporating our outlook for rates through careful security selection within very cheap sectors should not only position the portfolio for out-performance, but is consistent with our low risk/high reward approach to managing the fund.

                                   EVERGREEN
                             Select Fixed Income Fund
                     Fund at a Glance as of March 31, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Fixed Income Fund seeks to increase total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.


                                     Process

The Fund's portfolio manager seeks to enhance performance, while controlling risk, by actively managing three specific characteristics within the portfolio: duration, sector allocation, and security selection. The manager utilizes both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as to enhance the sector allocation and security selection processes.

                                    Benchmark

Lehman Brothers Intermediate Government/Corporate Index--the LBIGCBI is a fixed income index that includes investment grade fixed-rate U.S. government, U.S. government agency, and corporate securities.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 3/31/1977                 Class I       Class IS
Class Inception Date                              11/24/1997      3/9/1998
Average Annual Returns
6 months                                             2.17%         2.04%
1 year                                               2.78%         2.53%
5 years                                              6.17%         5.89%
10 years                                             6.93%         6.66%
30-day SEC Yield                                     7.00%         6.75%
6-month income distributions per share              $0.19         $0.18


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]
                                                      Evergreen Select
                Lehman Brothers     Consumer Price      Fixed Income
                Interm Govt/Corp      Index - US        Fund Class I

3/31/90             1,000,000         1,000,000           1,000,000
3/31/91             1,120,683         1,048,951           1,123,145
3/31/92             1,241,673         1,082,362           1,239,167
3/31/93             1,396,160         1,115,773           1,379,881
3/31/94             1,431,283         1,143,745           1,403,934
3/31/95             1,495,585         1,176,379           1,456,181
3/31/96             1,638,614         1,209,790           1,589,827
3/31/97             1,717,323         1,243,201           1,665,483
3/31/98             1,883,545         1,260,295           1,807,720
3/31/99             2,007,101         1,282,051           1,916,562
3/31/00             2,048,832         1,321,867           1,969,766

Comparison of a $1,000,000 investment in Evergreen Select Fixed Income Fund, Class I shares1, versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI) and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of 3/31/2000 and subject to change.


1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/97 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                   EVERGREEN
                           Select Fixed Income Fund
                          Portfolio Manager Commentary


--------------------------------------------------------------------------------
Portfolio Management Team
--------------------------------------------------------------------------------

          [PHOTO]                                            [PHOTO]

   Rollin C. Williams, CFA                              L. Robert Cheshire
    Tenure: November 1997                             Tenure: November 1997


                                    [PHOTO]

                                Thomas L. Ellis
                             Tenure: November 1997


--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

For the six-month period ended March 31, 2000 the Evergreen Select Fixed Income Fund Class I produced a total return of 2.17%, outpacing the 1.09% return of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index. Strong performance can be attributed to our timely duration and sector weighting changes.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

Total Net Assets                                                   $572,304,877
Average Credit Quality                                                       AA
Average Maturity                                                      5.0 years
Average Duration                                                      3.7 years


--------------------------------------------------------------------------------
Environment
--------------------------------------------------------------------------------

Bond yield volatility during this period was extreme. The ten-year Treasury yield was approximately 5.90% at the end of September and peaked at 6.78% on January 20th. Over the last two months the ten-year Treasury yield began to recoil and ended the first quarter at approximately 6.00%. The most notable event in the fixed income markets was the inversion of the Treasury yield curve in January. The inverted yield curve was mainly brought about by a reduction in the supply of long-term government debt securities. This shortage was caused by three underlying factors: the Federal Reserve Board raising short-term interest rates, the announcement of the government's Treasury bond buy-back program, and a decline in the issuance of Treasury notes and bonds.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]


U.S. Treasury Obligations--                            17.8%
Corporate Bonds--                                      16.9%
Commercial Paper--                                     15.2%
Collateralized Mortgage Obligations--                  14.0%
Mortgage-Backed Securities--                           11.9%
Asset-Backed Securities--                               7.1%
U.S. Government Agency Obligations--                    7.0%
Yankee Obligations--                                    6.9%
Repurchase Agreements--                                 3.2%

                                   EVERGREEN
                           Select Fixed Income Fund
                         Portfolio Manager Commentary

Strategy

Our changes in duration and sector weightings this period have significantly enhanced the Fund's performance. We managed to display timely and effective decision-making when shifting duration. During the last quarter of 1999 the Fund held a neutral-to-short duration, which had a positive impact on performance, then in the first quarter of 2000, as rates began to rise, we made a timely decision to lengthen the Fund's duration. This change enabled the Fund to capitalize on the fourth quarter's decreasing rates and first quarter's increasing rates, maximizing the Funds overall performance and return. The Fund's slightly under-weighted position in corporate and agency securities had a net positive impact. Although an increased weight in mortgages had a negative impact, that impact was muted by the "Mortgage dollar-roll" program, which contributed incremental income and an increase in the Fund's overall return.


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)


                                    [GRAPH]

                                 AAA -- 58.7%
                                 AA  --  5.3%
                                 A   -- 18.6%
                                 BBB -- 17.4%


Outlook

We believe the Federal Reserve Board will continue to raise interest rates several times until signs of slower economic growth emerge and fears of increasing inflation diminish. Additionally, the Fund will delay extending duration further unless we experience a period of weakness in the bond market. With the current disruption in Treasury supply and the widening of the yield spread between high and low-rated paper, the Fund intends to gradually increase our allocation of mortgage and corporate debt securities. We do not believe that the government will remove the implied backing from federal agencies, but do anticipate that agency yield spread will remain wide in the short run.

                                   EVERGREEN
                          Select High Yield Bond Fund
                     Fund at a Glance as of March 31, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select High Yield Bond Fund seeks to provide investors with a high level of total return while controlling risk. The Fund invests primarily in high-yield, high-risk bonds, but will be managed with less emphasis on yield and a greater emphasis on total return.

                                     Process

The portfolio managers invest at least 65% of the Fund's total assets in bonds, debentures, and other income obligations, which are rated by Standard & Poor's Ratings Services or Moody's Investors Service, Inc. as below investment grade. They intend to emphasize securities rated B- or higher by S&P or B3 or higher by Moody's.

                                    Benchmark

Merrill Lynch High Yield Master II Bond Index--the MLHYMIIBI provides a broad-based performance measure of the non-investment grade U.S. domestic bond market.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 11/30/1999                Class I      Class IS
Class Inception Date                              11/30/1999    11/30/1999
Cumulative Returns
Since Portfolio Inception                           -1.35%        -1.45%
30-day SEC Yield                                     9.69%         9.74%
6-month income distributions per share              $0.27         $0.26


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------
                                    [GRAPH]

                     ML High        Consumer Price      Evergreen Select
                   Yield Master       Index - US        High Yield Bond I

11/30/99            1,000,000         1,000,000            1,000,000
12/31/99            1,005,250         1,000,000            1,003,440
 1/31/00            1,002,999         1,002,377              995,252
 2/29/00            1,003,862         1,008,318              995,690
 3/31/00              989,828         1,010,840              986,470

Comparison of a $1,000,000 investment in Evergreen Select High Yield Bond Fund, Class I shares1, versus a similar investment in the Merrill Lynch High Yield Master II Bond Index (MLHYMIIBI), and the Consumer Price Index (CPI).

The MLHYMIIBI is an unmanaged market index, which does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of 3/31/2000 and subject to change.


1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income and capital gain distributions.

The Fund incurs 12b-1 expenses of 0.25% for Class IS shares. Class I shares pay no 12b-1 fees. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                   EVERGREEN
                          Select High Yield Bond Fund
                          Portfolio Manager Commentary


Portfolio Management

                                    [PHOTO]

                                 Richard Cryan
                              Tenure: November 1999


Performance

Evergreen Select High Yield Bond Fund's Class I shares returned -1.35% from inception on November 30, 1999 through March 31, 2000. In comparison, the Fund's benchmark, the Merrill Lynch High Yield Master II Bond Index returned -1.80% for the same period. We attribute the negative absolute return to the unfavorable investment conditions affecting the high yield bond market during the period. We attribute the Fund's better relative performance primarily to security selection. Holdings included some of the top-performing companies and were void of companies that turned in the poorest relative performance. The Fund's objective is to limit risk while taking advantage of the opportunities available in higher-yielding, lower-quality bonds. In accordance with that objective, the Fund invests only in the top two credit tiers of the high yield bond market, securities that are rated "BB" and "B". The securities rated "BB" and "B" in the Merrill Lynch High Yield Master II Bond Index returned -2.03% for the period.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

              Total Net Assets                        $53,979,392
              Average Credit Quality                            B
              Average Maturity                          7.6 years
              Average Duration                          4.6 years


Environment

High yield bonds dramatically outperformed their higher-quality counterparts, during much of 1999. That trend was reversed in the first quarter of 2000, however, when heavy redemptions from mutual funds forced investors to sell bonds to raise cash. Negative cash flows also caused buying power to evaporate. The situation created extraordinary downward pressure on high yield bond prices, with "B"-rated credits particularly hard-hit. We believe the substantial selling of "B"-rated credits resulted from that tier tending to comprise a large portion of the assets held--and consequently a large portion of the assets sold--by many high yield bond funds. One positive result of the downdraft, in our opinion, was that it began to set the stage for future gains. Many "B"-rated credits began to offer extremely attractive yield advantages over "BB"-rated bonds, based on historical standards. Historically, investors have been richly rewarded for purchasing "B"-rated bonds when yield relationships have reached these levels.

In contrast, bonds rated "BB" benefited from a spillover of favorable supply and demand factors in the U.S. Treasury market. A shrinking supply of longer-maturity U.S. Treasuries, as well as increased demand from investors seeking refuge from stock market volatility pushed longer-term Treasury prices higher. While the prices of "BB"-rated bonds fell, they held their value considerably better than "B"-rated securities.

                                   EVERGREEN
                          Select High Yield Bond Fund
                         Portfolio Manager Commentary

The top-performing credit tier was "CCC", in which the Fund is prohibited to invest. "CCC"-rated securities had dramatically under-performed other credit tiers in 1999. Their past price decline pushed "CCC" yield advantages to levels that were unusually high compared to higher credit tiers, and the ensuing rebound in prices gave investors positive returns.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                          Corporate Bonds -- 88.2%
                          Repurchase Agreements -- 6.8%
                          Yankee Obligations -- 5.0%

Strategy

Security selection was the key contributor to performance. We employed a "bottom up" strategy, building the portfolio one bond at a time. We focused on "B"-rated bonds, because of the economy's strength and that tier's increased potential for total return. Lower-rated credits have tended to outperform their higher-rated counterparts during periods of strong economic growth, as investors have been more comfortable with credit risk in strong economies. On March 31, 2000, 36% of the Fund's assets were invested in "BB"-rated securities and 60% were invested in bonds rated "B". The Fund's average quality was "B" also as of that day.


We also emphasized energy and de-emphasized healthcare bonds. Energy bonds were among the top performers last year, benefiting from the higher oil prices that resulted from OPEC's productions cutback. In contrast, healthcare was one of the worst performing industries because of lower government reimbursements to healthcare companies.


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                               BBB -- 2.0%
                               BB -- 35.7%
                               B -- 59.5%
                               CCC -- 0.2%
                               Not Rated -- 2.6%

Outlook

We are cautious on high yield bonds for the next few months, but are more optimistic longer term. Supply/demand dynamics--which are unfavorable now--are likely to remain that way over the near-term. Supply is still plentiful, and we expect high yield bond mutual funds to attract assets slowly, which will limit demand. On the positive side, the economy remains strong and we see continued positive trends in underlying credits. Further, with the back-up in prices, many bonds are reaching levels that provide both attractive current yields and solid potential for price appreciation. When the supply/demand imbalance works itself out, we think many fundamentals are in place for attractive returns over the longer term.

                                   EVERGREEN
                            Select Income Plus Fund
                     Fund at a Glance as of March 31, 2000


--------------------------------------------------------------------------------
                                PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Income Plus Fund seeks to increase total return by pursuing a high level of current income and a potential for capital appreciation. The portfolio managers seek to achieve the Fund's objective by actively managing portfolio duration for capital gain opportunities.

                                     Process

The portfolio managers complement fundamental research with quantitative tools which identify undervalued or over-looked fixed income securities with potential for appreciation. In an effort to achieve a high level of current income, the Fund emphasizes corporate and mortgage-backed securities.

                                    Benchmark

Lehman Brothers Government/Corporate Bond Index--the LBGCBI is a fixed income index that includes investment grade, fixed-rate U.S. government, U.S. government agency, and corporate securities.


--------------------------------------------------------------------------------
                            Performance and Returns1
--------------------------------------------------------------------------------
Portfolio Inception Date: 8/31/1988                 Class I     Class IS
Class Inception Date                              11/24/1997    3/2/1998
Average Annual Returns
6 months                                             1.92%        1.79%
1 year                                               1.10%        0.86%
5 years                                              6.41%        6.16%
10 years                                             7.24%        6.98%
30-day SEC Yield                                     7.15%        6.90%
6-month income distribution per share               $0.19        $0.18


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                  Lehman Brothers     Consumer Price     Evergreen Select
                     Govt/Corp          Index - US        Income Plus; I

3/31/90              1,000,000           1,000,000          1,000,000
3/31/91              1,124,899           1,048,951          1,118,801
3/31/92              1,252,926           1,082,362          1,239,452
3/31/93              1,432,085           1,115,773          1,396,713
3/31/94              1,471,836           1,143,745          1,426,334
3/31/95              1,539,157           1,176,379          1,480,538
3/31/96              1,707,316           1,209,790          1,634,903
3/31/97              1,783,420           1,243,201          1,705,916
3/31/98              2,004,542           1,260,295          1,900,007
3/31/99              2,136,004           1,282,051          2,003,280
3/31/00              2,171,716           1,321,867          2,025,803

Comparison of a $1,000,000 investment in Evergreen Select Income Plus, Class I shares 1, versus a similar investment in the Lehman Brothers
Government/Corporate Bond Index (LBGCBI) and the Consumer Price Index (CPI).

The LBGCBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of 3/31/2000 and subject to change.


1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/97 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and were not subject to certain investment restrictions. If the CTF had been registered, their performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                   EVERGREEN
                            Select Income Plus Fund
                          Portfolio Manager Commentary


Portfolio Management

                                    [PHOTO]

                                J.P. Weaver, CFA
                              Tenure: November 1997


Performance

For the six-month period ended March 31, 2000 the Evergreen Select Income Plus Fund Class I Shares returned 1.92%, compared to the 2.27% return of its benchmark, the Lehman Brothers Government/Corporate Bond Index. For the fourth quarter of 1999 the Fund beat 48% of its competitors, and for the first quarter of 2000 the Fund's returns bested 87% of its peers in this universe. These good relative returns, however, occurred during a period of generally poor absolute performance for bonds.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

              Total Net Assets                     $1,690,570,970
              Average Credit Quality                           AA
              Average Maturity                          9.3 years
              Average Duration                          5.3 years


Environment

As described above, bond market returns favored new Treasury securities during the fourth quarter of 1999 and Treasury securities over spread securities in the first quarter of 2000. This pattern of relative performance is explained by the substantial rally in longer maturity Treasuries as the U.S. Treasury's debt managers embarked on a program of debt retirement early in 2000. After a very difficult year, corporate and mortgage-backed securities returned to favor as their attractive valuations became more pronounced late in 1999. Adding to the corporate and mortgage sectors woes so far in 2000 is a growing uncertainty over how to value these securities based on declining supply in the market's traditional benchmark, U.S. Treasuries. Additionally, the corporate and mortgage sectors experienced an increase in fundamental risk as "old economy" stocks (which constitute most of the bond market's major issuers) struggle, putting pressure on company management to enhance shareholder value, often at the detriment of bondholder protection.

--------------------------------------------------------------------------------
                                Portfolio Quality
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                                 AAA -- 37.9%
                                 AA -- 7.5%
                                 A -- 28.0%
                                 BBB -- 19.6%
                                 BB -- 7.0%

                                   EVERGREEN
                            Select Income Plus Fund
                         Portfolio Manager Commentary


Strategy

The reasons for the Fund outperforming its peers for the last six months can be split into two components. In the later stages of 1999, the Fund's over-weighting in non-treasury sectors benefited from the best quarter for these sectors in 1999. Corporate bonds and mortgage securities did well, relative to Treasury issues. With the start of 2000, superior sector and security selection drove the Fund's outperformance. An over-weighting in the corporate sectors, which performed best, and an avoidance of securities that experienced credit and default problems--which is an increasing occurrence in the world of corporate bonds--were the key positives. Detracting from performance was a slight under-weight in long maturity Treasuries and an under-weighting in mortgage pass-through securities.


--------------------------------------------------------------------------------
                              Portfolio COMPOSITION
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                 Corporate Bonds -- 41.6%
                 U.S. Treasury Obligations -- 17.0%
                 Mortgage-Backed Securities -- 14.3%
                 Yankee Obligations -- 12.1%
                 U.S. Government & Agency Obligations -- 3.8%
                 Collateralized Mortgage Obligations -- 3.2%
                 Asset-Backed Securities -- 3.1%
                 Commercial Paper -- 2.5%
                 Repurchase Agreements -- 2.1%
                 Common Stocks -- 2.0%
                 Mutual Fund Shares -- 0.1%

Outlook

While we believe that interest rates will be less volatile in the coming six months we remain concerned about the increase in spread volatility. Reduced liquidity, a rising fear of shareholder enhancement moves, and an uncertain and rapidly changing valuation paradigm will take some time to work through the market. There are mixed implications for what influence the stock market will have on the corporate and mortgage sectors, but this will be a crucial determinant of bond market and bond sector returns going forward.

                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
                     Fund at a Glance as of March 31, 2000

--------------------------------------------------------------------------------
                                PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Intermediate Term Municipal Bond Fund seeks the highest possible current income, exempt from federal income taxes, consistent with the Fund's maturity and preservation of capital. The Fund is managed to provide stable, non-taxable income flows at competitive rates by primarily investing in tax-free bonds.

                                     Process

The portfolio manager utilizes both quantitative tools and hands-on, fundamental research to identify attractive tax-exempt investment opportunities. In order to increase total return, the Fund may also lend portfolio securities and enter into repurchase and reverse repurchase agreements.

                                    Benchmark

Lehman Brothers Municipal Bond 7-Year Index--the LBMB7YI is a broad-market, performance index for tax-exempt bonds with a remaining maturity of one to seven years.


--------------------------------------------------------------------------------
                            Performance and Returns1
--------------------------------------------------------------------------------
Portfolio Inception Date: 1/31/1984                 Class I       Class IS
Class Inception Date                              11/24/1997      3/2/1998
Average Annual Returns
6 months                                             0.37%          0.25%
1 year                                              -2.91%          3.15%
5 years                                              4.39%          4.14%
10 years                                             5.47%          5.21%
30-day SEC Yield                                     5.19%          4.94%
Tax Equivalent Yield*                                8.59%          8.18%
6-month income distributions per share              $1.48           $1.40

* Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            Consumer Price     Lehman Brothers      Evergreen Select
              Index - US          Munis 7-Yr      Int. Muni; I Shares

3/31/90        1,000,000          1,000,000             1,000,000
3/31/91        1,048,951          1,094,883             1,077,968
3/31/92        1,082,362          1,193,250             1,160,000
3/31/93        1,115,773          1,331,442             1,274,854
3/31/94        1,143,745          1,371,167             1,320,241
3/31/95        1,176,379          1,458,174             1,381,452
3/31/96        1,209,790          1,575,757             1,473,702
3/31/97        1,243,201          1,648,546             1,531,837
3/31/98        1,260,295          1,797,192             1,686,731
3/31/99        1,282,051          1,903,594             1,768,256
3/31/00        1,321,867          1,915,416             1,716,628

Comparison of a $1,000,000 investment in Evergreen Select Intermediate Term Municipal Bond Fund, Class I shares1, versus a similar investment in the Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI**) and the Consumer Price Index
(CPI).

The LBMB7YI is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

**The Lehman Brothers Municipal Bond 7-Year Index inception date was 1/31/1990. The Lehman Brothers Municipal Bond 10-Year Index was used for the period 8/31/1988--1/31/1990.

The Fund's yield will fluctuate, and there can be no guarantee that the Fund will achieve its objective on any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of 3/31/2000 and subject to change.

1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/97 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Classes I and IS shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. Past performance is not indicative of future results. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
                          Portfolio Manager Commentary


Portfolio Management

                                    [PHOTO]

                               Richard K. Marrone
                              Tenure: November 1997

Performance

The Evergreen Select Intermediate Municipal Bond Fund Class I Shares posted a 0.37% return, for the six-month period ended March 31, 2000. This performance trailed the 1.49% return of its benchmark, the Lehman Brothers Municipal Bond 7-year Index.


                                  Portfolio
                                Characteristics
                               -----------------
                               (as of 3/31/2000)

              Total Net Assets                       $653,830,646
              Average Credit Quality                           AA
              Average Maturity                          8.6 years
              Average Duration                          6.1 years


Environment

Throughout this period we have seen an extremely difficult and volatile market. During the fourth quarter of 1999 investors witnessed a rise in long-term interest rates, whereas long-term interest rates have declined during the first quarter of 2000. Municipal bonds outperformed most debt securities significantly in the fourth quarter but have under-performed dramatically this year as the Federal Reserve Board continued to raise short-term interest rates. Short-term municipal bonds have underperformed long-term municipals this year on almost a two-to-one basis. As a result of underperformance, municipal bonds are cheap relative to treasury bonds. There is strong demand for any municipal bonds with maturities between five and ten years and the yield curve remains steep out to the fifteen-year range, though little value is gained beyond that.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                 Housing -- 18.1%
                 Hospitals/Nursing Homes/Health Care -- 15.2%
                 General Obligations -- 9.7%
                 Airports -- 8.5%
                 Other Revenue Bonds -- 8.1%
                 Escrow -- 7.1%
                 Industrial Development -- 6.5%
                 Mutual Fund Shares -- 5.8%
                 Sales Tax -- 4.4%
                 Transportation -- 3.7%
                 Education -- 3.6%
                 Public Facilities -- 3.4%
                 Water & Sewer -- 3.2%
                 Utility -- 2.7%

                                   EVERGREEN
                 Select Intermediate Term Municipal Bond Fund
                         Portfolio Manager Commentary

Strategy

Last quarter, while short- and long-term interest rates were still rising, we restructured the portfolio to align it with the new management approach of net-asset-value stability while providing a competitive yield. As interest rates increased throughout the fourth quarter of 1999, the price of bonds began to decrease. While continuing to restructure the Fund, we have shortened the duration of the Fund to lessen the variability of the net asset value. This placed us in a competitive position with the Lehman Brothers Municipal Bond 7-year Index during the first quarter of 2000, trailing the index by 0.16%. Due to decreasing rates in the first quarter of 2000, we were able to gain some ground on the index. This enabled us to provide investors with some net-asset-value stability and income. To achieve this we sold discount bonds and low, book-yielding bonds. Conversely, we invested in premium bonds at higher yields and limited duration.


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                     (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                              AAA -- 40.1%
                              AA -- 12.4%
                              A -- 18.2%
                              BBB -- 17.8%
                              Not Rated -- 11.5%

Outlook

Looking forward, we anticipate that short-term interest rates will continue to trend up as the Federal Reserve Board continues to raise rates. This trend will continue until the Federal Reserve begins to see economic activity slow to what they feel is an acceptable pace. With this increase in rates, we believe the shorter part of the municipal yield curve will rise. We do not believe that there will be an inversion in the municipal yield curve in the short run. The Fund will be positioned in the intermediate range of the municipal curve to provide investors with greater value.

                                   EVERGREEN
                        Select International Bond Fund
                      Fund at a Glance as of March 31, 2000


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select International Bond Fund seeks to capitalize upon the unprecedented opportunities taking place in international capital markets and economies worldwide. The investment management team aims to add yield, provide diversification, control currency risk while adding value, and utilize the low-to-negative correlation to U.S. asset classes.


                                     Process

The investment process incorporates quantitative tools to manage a massive amount of financial data and to complete the team's fundamental research. A minimum of 80% of the portfolio is invested in investment grade securities of 19 of the world's top economies*. Up to 20% can be invested in below investment grade bonds from those 19 countries, or in emerging market bonds. The team actively uses currency hedging for more efficient risk control.


                                    Benchmark

J.P. Morgan Global Government Index excluding U.S.--the JPMG6XUS is the most widely used benchmark for measuring performance and quantifying risk across international fixed income bond markets.

--------------------------------------------------------------------------------
                            Performance and Returns1
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/15/1993                Class I     Class IS
Class Inception Date                              12/15/1993   12/15/1993
Average Annual Returns
6 months                                            -4.54%       -4.62%
1 year                                              -2.69%       -2.84%
5 years                                              5.14%        4.90%
Since Portfolio Inception                            3.34%        3.11%
30-day SEC Yield                                     5.04%        4.78%
6-month income distributions per share              $0.28         $0.27


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                JPM Global     Consumer Price     Evergreen Select
                Govt ex US       Index - US       Interntl Bond I

12/15/93        1,000,000         1,000,000          1,000,000
 3/31/94          963,792         1,009,602            945,949
 9/30/94          934,700         1,024,691            903,889
 3/31/95          991,963         1,038,409            957,137
 9/30/95        1,083,354         1,050,754          1,017,089
 3/31/96        1,139,440         1,067,901          1,073,400
 9/30/96        1,220,565         1,082,305          1,105,106
 3/31/97        1,285,276         1,097,394          1,133,200
 9/30/97        1,389,593         1,105,624          1,165,549
 3/31/98        1,471,704         1,112,483          1,190,599
 9/30/98        1,586,627         1,122,085          1,239,084
 3/31/99        1,649,424         1,131,687          1,263,726
 9/30/99        1,642,646         1,151,578          1,288,238
 3/31/00        1,659,233         1,166,833          1,229,791


Comparison of a $1,000,000 investment in Evergreen Select International Bond, Class I shares 1, versus a similar investment in the J.P. Morgan Global Government Index excluding U.S. (JPMGXUS) and the Consumer Price Index (CPI).

The JPMG6XUS is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The index measures the total, principal, and interest returns in each market. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of 3/31/2000 and subject to change.


1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. Performance includes the reinvestment of income and capital gain distributions.

Historical performance shown for Class I shares prior to its inception is based on the performance of the Class Y shares of the Fund's predecessor fund, Core Fund Global Bond Fund. Historical performance shown for Class IS shares prior to inception is based on the performance of the Class A shares of the Fund's predecessor fund and reflects the same 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

*Australia, Austria, Belgium, Canada, Denmark, Finland, France, Sweden,
 Switzerland, United Kingdom, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal and Spain.

                                   EVERGREEN
                        Select International Bond Fund
                          Portfolio Manager Commentary

Portfolio Management


                                    [PHOTO]
                                 George McNeill
                              Tenure: December 1993

Performance

Evergreen Select International Bond Fund's Class I shares produced a return of -4.54% for the six-month period ended March 31, 2000. The Fund under-performed its benchmark, the J.P. Morgan Global Government (excluding U.S.) Index, which returned ~-3.17% for the same period.


                                  Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

Total Net Assets                                                    $53,394,258
Average Credit Quality                                                       AA
Average Maturity                                                      9.2 years
Average Duration                                                      6.6 years


Environment

Central bankers pushed global interest rates higher and bond prices lower over the past six months, reflecting ongoing strength in many of the world's economies. With inflation remaining subdued, "real" interest rates--the inflation-adjusted rate of return--reached the historically attractive levels of 5% in Europe and 4% in other parts of the world. A shrinking supply of long government bonds in the United States and United Kingdom helped support the price of longer maturities in both countries, causing the yield curves to invert between 10 and 30 years. Supply remained heavy in Japan, however; and with the need for an accommodative monetary policy to stimulate the economy, Japanese interest rates were low relative to other international levels that existed during the period. The global currency market fluctuated, but the U.S. dollar was strong on the country's interest rate outlook and equity performance. Slower relative growth in Europe caused weakness in the euro; and while Japan's fiscal year-end of March 31 caused a powerful rally in the yen over the last two weeks of the Fund's fiscal period, the currency lost over one-third of those gains in the beginning of April 2000.


--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

Foreign Bonds--                                      81.0%
Corporate Bonds--                                    11.4%
Yankee Obligations--                                  7.6%

                                   EVERGREEN
                        Select International Bond Fund
                         Portfolio Manager Commentary


Strategy


Our strategies involved actively managing the Fund's asset distributions and currency allocations, adjusting average maturity, and maintaining an emphasis on quality. We emphasized U.S. dollar economies and Europe to take advantage of both the dollar's strength and the attractive real rates of return available in Europe. We weighted assets in countries whose bonds offered the most attractive relative value, particularly Germany, which represented approximately 24% of assets at the end of the fiscal period. As of March 31, over 80% of the Fund was invested in U.S. dollar economies and in Europe. During the period, we adjusted the Fund's average maturity, lengthening it over the last two months. The longer average maturity enabled the Fund to take advantage of the extra value provided in the longer end of the yield curve, increasing total return potential and boosting yield. The Fund also maintained its emphasis on quality. Lower-rated credits provided limited yield advantages over their higher-rated counterparts. Further, we think lower-rated credits could be more sensitive to the negative effects of higher interest rates, causing their yield advantages to increase. As of March 31, 2000, just under 50% of assets were invested in government securities and nearly 90% of assets were rated "AAA" or "AA" by both Moody's and Standard and Poor's. Also as of that day, the Fund's average quality stood ~at "AA".


--------------------------------------------------------------------------------
                                Portfolio QUALITY
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                                 AAA -- 58.2%
                                 AA -- 30.3%
                                 A -- 4.6%
                                 BBB -- 5.2%
                                 BB -- 1.3%
                                 B -- 0.4%


Outlook


We are cautiously optimistic about international bonds. While it is too early to say the cycle of higher interest rates is over, we think a turning point may be in the foreseeable future. In the short-term, we believe recent trends could continue and that would favor U.S. dollar and Sterling-denominated assets. However, our outlook for the euro is bright. In our opinion, the currency is cheap and poised for a rally. We believe the euro's recent weakness has made European goods attractively priced in the world's markets. This should generate trade for Europe, stimulate economic growth and attract investment flows. We intend to stay underweighted in the yen. Japan's economy has begun to exhibit signs of growth; however, government bond issuance is still expected to be heavy, which could put upward pressure on rates and downward pressure on prices. Additionally, Japan's interest rates are low relative to other international rates. In our opinion, Japanese rates will need to increase to attract investment flows.

                                   EVERGREEN
                         Select Limited Duration Fund
                     Fund at a Glance as of March 31, 2000

--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

Evergreen Select Limited Duration Fund seeks higher yields consistent with preservation of capital and low principal fluctuation. By emphasizing the use of high quality corporate, mortgage and asset-backed securities maturing in less than five years, the Fund seeks to provide investors a high level of current income while reducing price volatility.


                                     Process

The Fund's portfolio manager seeks to enhance performance, while reducing principal fluctuation, by actively managing three specific characteristics within the portfolio: maturity structure, sector allocation and security selection. In addition, quantitative tools are utilized to analyze interest rate movement and to determine an appropriate duration strategy.


                                    Benchmark

Merrill Lynch 1-3 Year Treasury Bond Index--the ML1-3YTBI is a subset of the ML Treasury Master Index measuring the performance of Treasury securities with a maturity range of one to three years.

--------------------------------------------------------------------------------
                           Performance and Returns1
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/30/1994                 Class I      Class IS
Class Inception Date                              11/24/1997    7/28/1998
Average Annual Returns
6 months                                            2.07%         1.94%
1 year                                              3.60%         3.35%
5 years                                             5.74%         5.51%
Since Portfolio Inception                           5.58%         5.34%
30-day SEC Yield                                    7.64%         7.39%
12-month income dividends per share                $0.32         $0.31


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

           Consumer Price        ML 1-3YR          Evergreen Select
              Index - US         Treasury         Limited Duration; I

4/30/94        1,000,000         1,000,000             1,000,000
3/31/95        1,027,137         1,048,384             1,045,853
9/30/95        1,039,349         1,098,248             1,093,194
3/31/96        1,056,309         1,129,647             1,123,948
9/30/96        1,070,556         1,159,901             1,154,656
3/31/97        1,085,482         1,189,760             1,184,123
9/30/97        1,093,623         1,239,815             1,233,955
3/31/98        1,100,407         1,279,136             1,269,479
9/30/98        1,109,905         1,338,671             1,323,314
3/31/99        1,119,403         1,356,908             1,343,633
9/30/99        1,139,077         1,381,856             1,363,916
3/31/00        1,154,168         1,407,548             1,392,337


Comparison of a $1,000,000 investment in Evergreen Select Limited Duration Fund, Class I shares 1, versus a similar investment in the Merrill Lynch 1-3 Year Treasury Bond Index (ML1-3YTBI) and the Consumer Price Index (CPI).

The ML1-3YTBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of 3/31/2000 and subject to change.


1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/97 to inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/97, the returns for Class I and IS shares are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                   EVERGREEN
                         Select Limited Duration Fund
                          Portfolio Manager Commentary


Portfolio Management


         [PHOTO]                                        [PHOTO]
       Sam Paddison                                   David Fowley
   Tenure: November 1997                         Tenure: November 1997



Performance


For the six-month period ended March 31, 2000 the Evergreen Select Limited Duration Bond Fund Class I shares produced a return of 2.07% and outperformed the Merrill Lynch 1-3 Treasury Index, the Fund's benchmark, by 0.22%. Additionally, the Fund was ranked 17th out of 78 funds in the Lipper Short U.S. Government Funds universe, beating 78% of its competitors. The Fund under-performed the average return for Corporate Debt BBB-rated funds, which returned 1.88% for the same period, as measured by Lipper, Inc., an independent monitor of mutual fund performance. The Fund maintained a defensive position for the entire period compared to its index, which improved the Fund's relative performance.


                                  Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

Total Net Assets                                                  $299,671,036
Average Credit Quality                                                      AA
Average Maturity                                                     1.8 years
Average Duration                                                     1.5 years


Environment


The Federal Reserve Board raised its target rate by 0.25% three times during the period, leaving the Federal Funds interest rate at 6.00%. Further Federal Reserve rate hikes are expected throughout the year, as they attempt to keep inflation at bay. Bond yield volatility continued again this period, aided by a rally in the price of the 30-year Treasury bond. The rally was caused in part by the government's increasing U.S. Treasury bond buybacks and diminishing new issuance that is drying up the supply of long-term U.S. Government debt securities.


--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

Corporate Bonds --                                 50.4%
Mortgage-Backed Securities --                      28.3%
Asset-Backed Securities --                         13.9%
Commercial Paper --                                 3.8%
Yankee Obligations --                               2.7%
Repurchase Agreements --                            0.9%

                                   EVERGREEN
                         Select Limited Duration Fund
                          Portfolio Manager Commentary


Strategy


We continued to receive a bearish signal from our technical model and will maintain our defensive posture by keeping the portfolio's duration between 90-95% of the Merrill 1-3 Treasury Index. The only change made to our sector exposure was moving from short-term commercial paper into longer-term U.S. Government agencies in order to maintain our duration target and to take advantage of the yield differences between U.S. Treasuries and agencies. We feel that debt securities with 2-year maturities still offer good relative value as real returns remain high.


--------------------------------------------------------------------------------
                                Portfolio Quality
--------------------------------------------------------------------------------
                      (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                                 AAA -- 35.5%
                                 AA -- 9.4%
                                 A -- 13.5%
                                 BBB -- 30.2%
                                 BB -- 11.4%


Outlook


We believe the Federal Reserve Board will continue to raise interest rates for the remainder of the year until it feels it has addressed the threat of inflation. Additionally, we will continue to take advantage of the historically large yield differences between long- and short-term Treasury and non-Treasury securities.

                                   EVERGREEN
                         Select Total Return Bond Fund
                     Fund at a Glance as of March 31, 2000


--------------------------------------------------------------------------------
                               PORTFOLIO PROFILE
--------------------------------------------------------------------------------

                                   Philosophy

The Evergreen Select Total Return Bond Fund uses a core-plus, fixed income approach which seeks to enhance returns by opportunistically investing up to 35% of the portfolio in the high yield and international fixed income markets.


                                     Process

The managers maintain a focus on sector allocation, credit analysis and security selection as opposed to interest rate anticipation. Asset allocation among the three portfolio components--domestic high grade, domestic high yield and international--is aided by quantitative models, and determined through dynamic discussions between the three portfolio managers that revolve around several factors, including underlying market fundamentals.


                                    Benchmark

Lehman Brothers Aggregate Bond Index--The LBABI is a fixed income index covering the U.S. investment grade fixed-rate bond market, including U.S. Government and U.S. Government agency securities, corporate securities, and asset-backed securities.


--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/20/1998                 Class I      Class IS
Class Inception Date                               4/20/1998     8/3/1998
Average Annual Returns
6 months                                             0.55%         0.42%
1 year                                               0.08%        -0.17%
Since Portfolio Inception                            1.28%         1.07%
30-day SEC Yield                                     6.98%         6.73%
6-month income distributions per share              $2.97         $2.86


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            Lehman Brothers    Consumer Price     Evergreen Select
               Aggregate         Index - US        Total Return I

 4/20/98       1,000,000          1,000,000          1,000,000
 6/30/98       1,018,073          1,003,077          1,013,866
 9/30/98       1,061,102          1,006,769          1,028,447
12/31/98       1,064,677          1,008,615          1,031,404
 3/31/99       1,059,264          1,015,385          1,024,303
 6/30/99       1,049,932          1,022,769          1,013,196
 9/30/99       1,057,120          1,033,231          1,019,598
12/31/99       1,055,833          1,035,692          1,015,116
 3/31/00       1,079,142          1,046,919          1,025,069


Comparison of a $1,000,000 investment in Evergreen Select Total Return Bond Fund, Class I shares1, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index that does not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of 3/31/2000 and subject to change.


1 Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost Performance includes the reinvestment of income and capital gain distributions.

Historical performance shown for Class IS shares prior to inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fees. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

                                   EVERGREEN
                         Select Total Return Bond Fund
                          Portfolio Manager Commentary


Portfolio Management Team



           [PHOTO]                                     [PHOTO]
   Rollin C. Williams, CFA                         Richard M. Cryan
     Tenure: April 1998                           Tenure: April 1998


                                    [PHOTO]
                                Anthony Norris
                              Tenure: April 1998


Performance


The Evergreen Select Total Return Bond Fund Class I shares produced a return of 0.55% for the six-month period ended March 31, 2000. The Fund under-performed the average return for Corporate Debt BBB-rated funds, which returned 1.88% for the same period, as measured by Lipper, Inc., an independent monitor of mutual fund performance.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

Total Net Assets                                                   $145,849,534
Average Credit Quality                                                       AA
Effective Maturity                                                    8.9 years
Average Duration                                                      5.4 years


Environment


The encouraging news for fixed income investors in the first quarter of 2000 was that the bond market produced positive returns. Merrill Lynch's U.S. Bond Index generated a return of 2.33% versus a -0.58% return for the same period last year and the greatest total return since the third quarter of 1998. The turnaround comes as somewhat of a surprise considering that the Federal Reserve Board remains in its tightening mode due to strong domestic growth. In addition, the rapid rise in oil prices, topping $30 per barrel for the first time since 1990, has proven to be only an inflation scare and has not led to overall inflation, a bond investor's nemesis.

One of the biggest surprises this year has been the rebound in long bond rates and the inversion of the yield curve. From December 31 to March 31 the long bond decreased from 6.48% to 5.84% while the two-year Treasury increased from 6.26% to 6.48%. Part of the rebound in long rates was the result of earlier Federal Reserve Board announcements that budget surpluses would allow for reductions in government debt, which convinced market participants that the supply of Treasury bonds would diminish over the next few years. Already, the Federal Reserve has cut back the issuance of 30-year bonds from 4 times per year to twice per year. While government bonds have proven to be a profitable investment so far, albeit small, corporate bond returns continue to disappoint investors. In general, corporate returns continue to detract from overall portfolio performance with the only return coming from its coupon. Overall, the yield difference between corporate bonds and Treasuries has widened by 0.35% to 0.40% during the quarter.

                                   EVERGREEN
                         Select Total Return Bond Fund
                          Portfolio Manager Commentary

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                   (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

U.S. Treasury Obligations --                       26.7%
Corporate Bonds --                                 26.2%
Mortgage-Backed Securities --                      25.3%
Foreign Bonds --                                   15.7%
Yankee Obligations --                               4.3%
Repurchase Agreements --                            1.4%
Commercial Paper --                                 0.4%


Strategy


During the fourth quarter 1999 the Fund offset some negative factors by increasing exposure in mortgage-backed securities, from approximately 18.4% to 23.7%. This increasingly strong weighting had a positive impact on performance as mortgages emerged as the best performing sector during the quarter and entire year. Additionally, the Fund's duration was shortened from 5.45 years to 5.4 years during the same period. This shorter duration stance positively impacted performance within a rising interest rate environment.

For the first quarter of 2000, the Fund gained ground within the largest segment of the Fund, the Enhanced Index. The Enhanced team lengthened the duration to 107.5% of the index early in the quarter. 30-year Treasury yields were roughly 6.63% at the beginning of the period, while at the end of the quarter the yield was 5.84%. In addition to duration adjustment, the Fund has taken a closer look at the corporate positions within the Fund. A number of corporate realignments were implemented to increase issuer exposure.

International strategy involved actively managing asset-distributions and currency allocation, adjusting average maturity, and maintaining an emphasis on credit quality. The international management team emphasized U.S. dollar economies and Europe to take advantage of both the dollar's strength and the attractive real rates of return available in Europe. Additionally, the team weighted assets in countries whose bonds offered the most attractive relative value.

--------------------------------------------------------------------------------
                               PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                    (based on 3/31/2000 portfolio assets)

                                    [GRAPH]

                               AAA -- 60.5%
                               AA -- 9.0%
                               A -- 8.3%
                               BBB -- 5.6%
                               BB -- 6.3%
                               B -- 10.0%
                               Not Rated -- 0.3%


Outlook

Despite five Federal Fund rate increases (totaling 1.25%) over the last ten months, the economy has continued to grow at a rate above the Federal Reserve's Gross Domestic Product (GDP) target, 3.0%-3.5%. As a result, we are anticipating further rate increases until this level of GDP is achieved. We are less certain about the future shape of the yield curve. To some extent, the inverted yield curve indicates that the market is ahead of itself. The last inversion occurred in 1990 when the Federal Reserve tightened 3% and inflation reached 6%. Both situations are, at best, a distant site at this juncture. However, until the economic outlook becomes a little clearer and perhaps the market establishes a new benchmark for 30-year Treasury yields, we believe the yield curve's inversion may remain. As long as the Federal Reserve remains in its tightening mode, we expect market participants to push rates lower.

Internationally, we are cautiously optimistic about bonds. While it is too early to say if the cycle of higher interest rates is over, we think that a turning point may be in the foreseeable future. We believe the outlook for the Euro is bright. In our opinion, the currency is cheap and poised for a rally.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended   Year Ended September 30,     Year Ended February 28,      Year Ended September 30,
                          March 31, 2000  ----------------------------  --------------------------   --------------------------
                           (Unaudited)       1999         1998 (a)         1998        1997 (b)          1996          1995
CLASS I
Net asset value,
 beginning of period         $  9.56      $       9.68  $       9.75    $      9.71  $      9.68     $       9.65  $       9.61
                             -------      ------------  ------------    -----------  -----------     ------------  ------------
Income from investment
 operations
Net investment income           0.30              0.59          0.35           0.64         0.28             0.64#         0.63
Net realized and
 unrealized gains or
 losses on securities          (0.04)            (0.12)        (0.07)          0.04            0                0          0.01
                             -------      ------------  ------------    -----------  -----------     ------------  ------------
Total from investment
 operations                     0.26              0.47          0.28           0.68         0.28             0.64          0.64
                             -------      ------------  ------------    -----------  -----------     ------------  ------------

Distributions to
 shareholders from
Net investment income          (0.30)            (0.59)        (0.35)         (0.64)       (0.25)           (0.61)        (0.60)
                             -------      ------------  ------------    -----------  -----------     ------------  ------------

Net asset value, end of
 period                      $  9.52      $       9.56  $       9.68    $      9.75  $      9.71     $       9.68  $       9.65
                             -------      ------------  ------------    -----------  -----------     ------------  ------------
Total return                    2.67%             4.98%         2.88%          7.15%        2.97%            6.86%         6.87%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $27,426      $     36,033  $     23,174    $    25,981  $    70,264     $     65,974  $     23,616
Ratios to average net
 assets
 Expenses++                     0.34%+            0.30%         0.33%+         0.30%        0.30%+           0.30%         0.30%
 Net investment income          6.27%+            6.11%         6.12%+         6.63%        6.79%+           6.84%         6.61%
Portfolio turnover rate           33%               14%           46%           107%          44%              85%           56%

                         Six Months Ended   Year Ended September 30,     Year Ended February 28,      Year Ended September 30,
                          March 31, 2000  ----------------------------  --------------------------   --------------------------
                           (Unaudited)       1999         1998 (a)         1998        1997 (b)          1996          1995
CLASS IS
Net asset value,
 beginning of period         $  9.56      $       9.68  $       9.76    $      9.72  $      9.68     $       9.65  $       9.61
                             -------      ------------  ------------    -----------  -----------     ------------  ------------
Income from investment
 operations
Net investment income           0.28              0.55          0.33           0.59         0.28             0.65#         0.64
Net realized and
 unrealized gains or
 losses on securities          (0.04)            (0.11)        (0.08)          0.06            0(*)         (0.03)        (0.02)
                             -------      ------------  ------------    -----------  -----------     ------------  ------------
Total from investment
 operations                     0.24              0.44          0.25           0.65         0.28             0.62          0.62
                             -------      ------------  ------------    -----------  -----------     ------------  ------------

Distributions to
 shareholders from
Net investment income          (0.28)            (0.56)        (0.33)         (0.61)       (0.24)           (0.59)        (0.58)
                             -------      ------------  ------------    -----------  -----------     ------------  ------------

Net asset value, end of
 period                      $  9.52      $       9.56  $       9.68    $      9.76  $      9.72     $       9.68  $       9.65
                             -------      ------------  ------------    -----------  -----------     ------------  ------------
Total return                    2.54%             4.73%         2.63%          6.89%        2.97%            6.60%         6.60%

Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $23,570      $     20,199  $      9,645    $    10,320  $     3,564     $     14,361  $      2,871
Ratios to average net
 assets
 Expenses++                     0.58%+            0.55%         0.57%+         0.55%        0.55%+           0.55%         0.55%
 Net investment income          5.94%+            5.86%         5.82%+         6.15%        6.39%+           6.64%         6.70%
Portfolio turnover rate           33%               14%           46%           107%          44%              85%           56%

(a) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective
    September 30, 1998.
(b) For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to the last day of February, effective
    February 28, 1997.
#   Net investment income is based on weighted average shares outstanding throughout the period.
+   Annualized.
++  Ratio of expenses to average net assets excludes expense reductions, but in-
    cludes fee waivers.
(*) Amount represents less than $0.01 per share.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Select Core Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended                                 Years Ended March 31,
                          March 31, 2000      Six Months Ended     --------------------------------------
                           (Unaudited)    September 30, 1999** (b) 1999 (b)  1998 (b)  1997 (b)  1996 (b)
CLASS I
Net asset value,
 beginning of period        $    10.08           $    10.39        $  10.53  $  9.98   $ 10.11   $  9.70
                            ----------           ----------        --------  -------   -------   -------
Income from investment
 operations
Net investment income             0.32                 0.30            0.59     0.56      0.66      0.68
Net realized and
 unrealized gains or
 losses on securities            (0.14)               (0.17)           0.09     0.61     (0.12)     0.40
                            ----------           ----------        --------  -------   -------   -------
Total from investment
 operations                       0.18                 0.13            0.68     1.17      0.54      1.08
                            ----------           ----------        --------  -------   -------   -------

Distributions to
 shareholders from
Net investment income            (0.32)               (0.30)          (0.61)   (0.62)    (0.67)    (0.67)
Net realized gains                   0                (0.14)          (0.21)       0         0         0
                            ----------           ----------        --------  -------   -------   -------
Total distributions to
 shareholders                    (0.32)               (0.44)          (0.82)   (0.62)    (0.67)    (0.67)
                            ----------           ----------        --------  -------   -------   -------
Net asset value, end of
 period                     $     9.94           $    10.08        $  10.39  $ 10.53   $  9.98   $ 10.11
                            ----------           ----------        --------  -------   -------   -------

Total return                      1.74%                0.00%           0.07%   12.06%     5.52%    11.23%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)         $1,130,066           $1,042,781        $109,028  $96,252   $76,499   $74,774
Ratios to average net
 assets
 Expenses++                       0.42%+               0.40%+          0.50%    0.50%     0.50%     0.53%
 Net investment income            6.31%+               5.70%+          5.73%    6.06%     6.48%     6.54%
Portfolio turnover rate            128%                 225%            221%     235%      207%      268%

                         Six Months Ended                          Year Ended March 31,
                          March 31, 2000      Six Months Ended     ---------------------
                           (Unaudited)    September 30, 1999** (b) 1999 (b)  1998 (a)(b)
CLASS IS
Net asset value,
 beginning of period         $ 10.08               $10.40           $10.54     $10.40
                             -------               ------           ------     ------
Income from investment
 operations
Net investment income           0.31                 0.28             0.59       0.36
Net realized and
 unrealized gains or
 losses on securities          (0.15)               (0.18)            0.07       0.08
                             -------               ------           ------     ------
Total from investment
 operations                     0.16                 0.10             0.66       0.44
                             -------               ------           ------     ------

Distributions to
 shareholders from
Net investment income          (0.30)               (0.28)           (0.59)     (0.30)
Net realized gains                 0                (0.14)           (0.21)         0
                             -------               ------           ------     ------
Total distributions to
 shareholders                  (0.30)               (0.42)           (0.80)     (0.30)
                             -------               ------           ------     ------
Net asset value, end of
 period                      $  9.94               $10.08           $10.40     $10.54
                             -------               ------           ------     ------

Total return                    1.61%               (0.17%)          (0.01%)     8.55%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $13,668               $5,744           $2,721     $3,069
Ratios to average net
 assets
 Expenses++                     0.68%+               0.61%+           0.65%      0.65%+
 Net investment income          6.15%+               5.49%+           5.59%      5.96%+
Portfolio turnover rate          128%                 225%             221%       235%

(a) For the period from October 2, 1997 (commencement of class operations) to March 31, 1998.
(b) On June 4, 1999, Evergreen Select Core Bond Fund acquired the net assets of the Tattersall Bond Fund. The Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 4, 1999 are those of the Tattersall Bond
    Fund, which have been restated to give effect to this transaction.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but in-cludes fee waivers.
** For the six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Fixed Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                  Six Months Ended   Year Ended September 30,
                                   March 31, 2000  ----------------------------
                                    (Unaudited)        1999        1998 (a)
CLASS I
Net asset value, beginning of
 period                               $   5.82     $       6.12  $       5.96
                                      --------     ------------  ------------
Income from investment
 operations
Net investment income                     0.19             0.38          0.31
Net realized and unrealized
 gains or losses on securities           (0.06)           (0.30)         0.16
                                      --------     ------------  ------------
Total from investment operations          0.13             0.08          0.47
                                      --------     ------------  ------------

Distributions to shareholders
 from
Net investment income                    (0.19)           (0.38)        (0.31)
                                      --------     ------------  ------------
Net asset value, end of period        $   5.76     $       5.82  $       6.12
                                      --------     ------------  ------------
Total return                              2.17%            0.84%         8.06%
Ratios and supplemental data
Net assets, end of period
 (thousands)                          $559,352     $    591,017  $    668,907
Ratios to average net assets
 Expenses++                               0.53%+           0.49%         0.52%+
 Net investment income                    6.46%+           5.86%         5.99%+
Portfolio turnover rate                     16%              63%           46%

                                  Six Months Ended   Year Ended September 30,
                                   March 31, 2000  ----------------------------
                                    (Unaudited)       1999         1998 (b)
CLASS IS
Net asset value, beginning of
 period                               $  5.82      $       6.12   $      5.97
                                      -------      ------------   -----------
Income from investment
 operations
Net investment income                    0.18              0.36          0.20
Net realized and unrealized
 gains or losses on securities          (0.06)            (0.30)         0.15
                                      -------      ------------   -----------
Total from investment operations         0.12              0.06          0.35
                                      -------      ------------   -----------

Distributions to shareholders
 from
Net investment income                   (0.18)            (0.36)        (0.20)
                                      -------      ------------   -----------
Net asset value, end of period        $  5.76      $       5.82   $      6.12
                                      -------      ------------   -----------
Total return                             2.04%             0.59%         5.94%
Ratios and supplemental data
Net assets, end of period
 (thousands)                          $12,953      $     11,592   $     9,808
Ratios to average net assets
 Expenses++                              0.78%+            0.74%         0.77%+
 Net investment income                   6.24%+            5.65%         5.65%+
Portfolio turnover rate                    16%               63%           46%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select High Yield Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                              Period Ended
                                                           March 31, 2000 (a)
                                                              (Unaudited)
CLASS I
Net asset value, beginning of period                            $ 10.00
                                                                -------
Income from investment operations
Net investment income                                              0.28
Net realized and unrealized gains or losses on securities         (0.41)
                                                                -------
Total from investment operations                                  (0.13)
                                                                -------
Distributions to shareholders from
Net investment income                                             (0.27)
                                                                -------
Net asset value, end of period                                  $  9.60
                                                                -------
Total return                                                      (1.35%)
Ratios and supplemental data
Net assets, end of period (thousands)                           $53,978
Ratios to average net assets
 Expenses++                                                        0.62%+
 Net investment income                                             8.63%+
Portfolio turnover rate                                              20%

                                                              Period Ended
                                                           March 31, 2000 (a)
                                                              (Unaudited)
CLASS IS
Net asset value, beginning of period                             $10.00
                                                                 ------
Income from investment operations
Net investment income                                              0.29
Net realized and unrealized gains or losses on securities         (0.43)
                                                                 ------
Total from investment operations                                  (0.14)
                                                                 ------
Distributions to shareholders from
Net investment income                                             (0.26)
                                                                 ------
Net asset value, end of period                                   $ 9.60
                                                                 ------
Total return                                                      (1.45%)
Ratios and supplemental data
Net assets, end of period (thousands)                            $    1
Ratios to average net assets
 Expenses++                                                        0.59%+
 Net investment income                                             8.53%+
Portfolio turnover rate                                              20%

(a) For the period from November 30, 1999 (commencement of class operations) to March 31, 2000.
+   Annualized
++ Ratio of expenses to average net assets excludes expense reductions, but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Income Plus Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended   Year Ended September 30,
                                 March 31, 2000  -----------------------------
                                  (Unaudited)        1999         1998 (a)
CLASS I
Net asset value, beginning of
 period                            $     5.41    $       5.92   $       5.72
                                   ----------    ------------   ------------
Income from investment
 operations
Net investment income                    0.19            0.33           0.30
Net realized and unrealized
 gains or losses on securities          (0.07)          (0.46)          0.20
                                   ----------    ------------   ------------
Total from investment
 operations                              0.12           (0.13)          0.50
                                   ----------    ------------   ------------
Distributions to shareholders
 from
Net investment income                   (0.19)          (0.33)         (0.30)
Net realized gains                          0           (0.05)             0
                                   ----------    ------------   ------------
Total distributions to
 shareholders                           (0.19)          (0.38)         (0.30)
                                   ----------    ------------   ------------

Net asset value, end of period     $     5.34    $       5.41   $       5.92
                                   ----------    ------------   ------------
Total return                             1.92%          (2.13%)         8.99%
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $1,676,532    $  1,794,209   $  1,367,240
Ratios to average net assets
 Expenses++                              0.51%+          0.48%          0.51%+
 Net investment income                   6.50%+          5.95%          6.09%+
Portfolio turnover rate                    31%             70%            37%

                                Six Months Ended   Year Ended September 30,
                                 March 31, 2000  -----------------------------
                                  (Unaudited)        1999         1998 (b)
CLASS IS
Net asset value, beginning of
 period                            $     5.41    $       5.92   $       5.71
                                   ----------    ------------   ------------
Income from investment
 operations
Net investment income                    0.18            0.32           0.19
Net realized and unrealized
 gains or losses on securities          (0.07)          (0.46)          0.21
                                   ----------    ------------   ------------
Total from investment
 operations                              0.11           (0.14)          0.40
                                   ----------    ------------   ------------

Distributions to shareholders
 from
Net investment income                   (0.18)          (0.32)         (0.19)
Net realized gains                          0           (0.05)             0
                                   ----------    ------------   ------------
Total distributions to
 shareholders                           (0.18)          (0.37)         (0.19)
                                   ----------    ------------   ------------

Net asset value, end of period     $     5.34    $       5.41   $       5.92
                                   ----------    ------------   ------------
Total return                             1.79%          (2.36%)         7.21%
Ratios and supplemental data
Net assets, end of period
 (thousands)                       $   14,039    $     10,871   $      7,528
Ratios to average net assets
 Expenses++                              0.76%+          0.73%          0.75%+
 Net investment income                   6.31%+          5.74%          5.80%+
Portfolio turnover rate                    31%             70%            37%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized
++ Ratio of expenses to average net assets excludes expense reductions, but in-cludes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended   Year Ended September 30,
                                 March 31, 2000  -----------------------------
                                  (Unaudited)        1999         1998 (a)
CLASS I
Net asset value, beginning of
 period                             $  61.33     $      67.11   $      64.84
                                    --------     ------------   ------------
Income from investment
 operations
Net investment income                   1.48             2.97           2.57
Net realized and unrealized
 gains or losses on securities         (1.25)           (4.89)          2.27
                                    --------     ------------   ------------
Total from investment
 operations                             0.23            (1.92)          4.84
                                    --------     ------------   ------------
Distributions to shareholders
 from
Net investment income                  (1.48)           (2.97)         (2.57)
Net realized gains                         0            (0.89)             0
                                    --------     ------------   ------------
Total distributions to
 shareholders                          (1.48)           (3.86)         (2.57)
                                    --------     ------------   ------------

Net asset value, end of period      $  60.08     $      61.33   $      67.11
                                    --------     ------------   ------------
Total return                            0.37%           (3.00%)         7.61%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $646,882     $    704,474   $    746,874
Ratios to average net assets
 Expenses++                             0.63%+           0.57%          0.62%+
 Net investment income                  4.88%+           4.59%          4.59%+
Portfolio turnover rate                   30%              97%            47%

                                Six Months Ended   Year Ended September 30,
                                 March 31, 2000  -----------------------------
                                  (Unaudited)        1999         1998 (b)
CLASS IS
Net asset value, beginning of
 period                             $  61.33     $      67.11   $      65.91
                                    --------     ------------   ------------
Income from investment
 operations
Net investment income                   1.41             2.81           1.66
Net realized and unrealized
 gains or losses on securities         (1.26)           (4.89)          1.20
                                    --------     ------------   ------------
Total from investment
 operations                             0.15            (2.08)          2.86
                                    --------     ------------   ------------
Distributions to shareholders
 from
Net investment income                  (1.40)           (2.81)         (1.66)
Net realized gains                         0            (0.89)             0
                                    --------     ------------   ------------
Total distributions to
 shareholders                          (1.40)           (3.70)         (1.66)
                                    --------     ------------   ------------

Net asset value, end of period      $  60.08     $      61.33   $      67.11
                                    --------     ------------   ------------
Total return                            0.25%           (3.24%)         4.41%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $  6,949     $      5,863   $      4,736
Ratios to average net assets
 Expenses++                             0.89%+           0.83%          0.89%+
 Net investment income                  4.67%+           4.41%          4.35%+
Portfolio turnover rate                   30%              97%            47%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select International Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                              Year Ended
                         Six Months Ended    September 30,          Year Ended June 30, 1999
                          March 31, 2000  -------------------- --------------------------------------
                           (Unaudited)     1999    1998 (a)(b) 1998 (b)  1997 (b)  1996 (b)  1995 (b)
CLASS I
Net asset value,
 beginning of period         $  9.51      $  9.52    $  9.32   $  9.54   $  9.70   $  9.62   $  9.06
                             -------      -------    -------   -------   -------   -------   -------
Income from investment
 operations
Net investment income           0.20#        0.53       0.11#     0.47      0.49      0.47      0.62
Net realized and
 unrealized gains or
 losses on securities          (0.68)       (0.03)      0.22     (0.06)     0.09      0.30      0.24
                             -------      -------    -------   -------   -------   -------   -------
Total from investment
 operations                    (0.48)        0.50       0.33      0.41      0.58      0.77      0.86
                             -------      -------    -------   -------   -------   -------   -------
Distributions to
 shareholders from
Net investment income          (0.28)       (0.51)     (0.13)    (0.63)    (0.74)    (0.69)    (0.30)
                             -------      -------    -------   -------   -------   -------   -------
Net asset value, end of
 period                      $  8.75      $  9.51    $  9.52   $  9.32   $  9.54   $  9.70   $  9.62
                             -------      -------    -------   -------   -------   -------   -------
Total return                   (4.54%)       3.96%      3.56%     4.42%     6.18%     8.00%     9.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $53,247      $55,258    $46,607   $36,722   $34,590   $32,998   $26,898
Ratios to average net
 assets
 Expenses++                     0.70%+       0.69%      0.76%+    0.81%     0.85%     0.71%     0.64%
 Net investment income          4.44%+       4.18%      4.89%+    4.90%     5.14%     5.81%     6.84%
Portfolio turnover rate           43%         158%         3%       46%       90%       67%      133%

                                              Year Ended
                         Six Months Ended    September 30,             Year Ended June 30,
                          March 31, 2000  -------------------- --------------------------------------
                           (Unaudited)     1999    1998 (a)(b) 1998 (b)  1997 (b)  1996 (b)  1995 (b)
CLASS IS
Net asset value,
 beginning of period         $  9.50      $  9.51    $  9.30   $  9.52   $  9.68   $  9.61   $  9.04
                             -------      -------    -------   -------   -------   -------   -------
Income from investment
 operations
Net investment income           0.20#        0.38       0.11#     0.40      0.42      0.61      0.61
Net realized and
 unrealized gains or
 losses on securities          (0.68)       (0.03)      0.23     (0.01)     0.14      0.12      0.24
                             -------      -------    -------   -------   -------   -------   -------
Total from investment
 operations                    (0.48)        0.35       0.34      0.39      0.56      0.73      0.85
                             -------      -------    -------   -------   -------   -------   -------
Distributions to
 shareholders from
Net investment income          (0.27)       (0.36)     (0.13)    (0.61)    (0.72)    (0.66)    (0.28)
                             -------      -------    -------   -------   -------   -------   -------

Net asset value, end of
 period                      $  8.75      $  9.50    $  9.51   $  9.30   $  9.52   $  9.68   $  9.61
                             -------      -------    -------   -------   -------   -------   -------
Total return                   (4.62%)       3.74%      3.61%     4.16%     5.92%     7.74%     9.57%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $   147      $   238    $   129   $   198   $   182   $   152   $   170
Ratios to average net
 assets
 Expenses++                     0.95%+       0.95%      1.00%+    1.06%     1.10%     0.96%     0.89%
 Net investment income          4.17%+       3.85%      4.65%+    4.65%     4.89%     5.56%     6.59%
Portfolio turnover rate           43%         158%         3%       46%       90%       67%      133%

(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b) On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen Select International Bond Fund. CoreFund Global Bond Fund is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these finan-cial highlights.
# Net investment income is based on weighted average shares outstanding throughout the period.
+    Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Limited Duration Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                   Six Months Ended Year Ended September 30,
                                    March 31, 2000  ----------------------------
                                     (Unaudited)        1999        1998 (a)
CLASS I
Net asset value, beginning of
 period                                $  10.21     $      10.52  $     10.42
                                       --------     ------------  -----------
Income from investment operations
Net investment income                      0.33             0.60         0.53#
Net realized and unrealized gains
 or losses on securities                  (0.12)           (0.29)        0.10
                                       --------     ------------  -----------
Total from investment operations           0.21             0.31         0.63
                                       --------     ------------  -----------
Distributions to shareholders
 from
Net investment income                     (0.32)           (0.60)       (0.53)
Net realized gains                         0.00            (0.02)        0.00
                                       --------     ------------  -----------
Total distributions to
 shareholders                             (0.32)           (0.62)       (0.53)
                                       --------     ------------  -----------
Net asset value, end of period         $  10.10     $      10.21  $     10.52
                                       --------     ------------  -----------
Total return                               2.07%            3.07%        6.21%
Ratios and supplemental data
Net assets, end of period
 (thousands)                           $290,463     $    312,157  $    70,810
Ratios to average net assets
 Expenses++                                0.31%+           0.31%        0.30%+
 Net investment income                     6.40%+           5.88%        5.97%+
Portfolio turnover rate                      25%             147%          78%

                                   Six Months Ended Year Ended September 30,
                                    March 31, 2000  ----------------------------
                                     (Unaudited)        1999        1998 (b)
CLASS IS
Net asset value, beginning of
 period                                $  10.21     $      10.52  $     10.41
                                       --------     ------------  -----------
Income from investment operations
Net investment income                      0.31             0.58         0.11#
Net realized and unrealized gains
 or losses on securities                  (0.11)           (0.29)        0.11
                                       --------     ------------  -----------
Total from investment operations           0.20             0.29         0.22
                                       --------     ------------  -----------
Distributions to shareholders
 from
Net investment income                     (0.31)           (0.58)       (0.11)

Net realized gains                         0.00            (0.02)        0.00
                                       --------     ------------  -----------
Total distributions to
 shareholders                             (0.31)           (0.60)       (0.11)
                                       --------     ------------  -----------

Net asset value, end of period         $  10.10     $      10.21  $     10.52
                                       --------     ------------  -----------
Total return                               1.94%            2.81%        2.12%
Ratios and supplemental data
Net assets, end of period
 (thousands)                           $  9,208     $      1,629  $       614
Ratios to average net assets
 Expenses++                                0.56%+           0.56%        0.55%+
 Net investment income                     6.29%+           5.67%        5.84%+
Portfolio turnover rate                      25%             147%          78%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from July 28, 1998 (commencement of class operations) to September 30, 1998.
# Net investment income is based on weighted average shares outstanding throughout the period.
+    Annualized.
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Total Return Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended   Year Ended September 30,
                                 March 31, 2000  -----------------------------
                                  (Unaudited)        1999         1998 (a)
CLASS I
Net asset value, beginning of
 period                             $  92.57     $      99.71   $     100.00
                                    --------     ------------   ------------
Income from investment
 operations
Net investment income                   3.08             6.29           3.08
Net realized and unrealized
 gains or losses on securities         (2.57)           (7.13)         (0.29)
                                    --------     ------------   ------------
Total from investment
 operations                             0.51            (0.84)          2.79
                                    --------     ------------   ------------
Distributions to shareholders
 from
Net investment income                  (2.97)           (6.30)         (3.08)
                                    --------     ------------   ------------
Net asset value, end of period      $  90.11     $      92.57   $      99.71
                                    --------     ------------   ------------
Total return                            0.55%           (0.87%)         2.83%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $145,597     $    144,320   $    135,998
Ratios to average net assets
 Expenses++                             0.50%+           0.50%          0.41%+
 Net investment income                  6.72%+           6.57%          6.88%+
Portfolio turnover rate                   58%             136%            80%

                                Six Months Ended   Year Ended September 30,
                                 March 31, 2000  -----------------------------
                                  (Unaudited)        1999         1998 (b)
CLASS IS
Net asset value, beginning of
 period                             $  92.57     $      99.71   $      99.67
                                    --------     ------------   ------------
Income from investment
 operations
Net investment income                   3.71             6.05           1.05
Net realized and unrealized
 gains or losses on securities         (3.31)           (7.13)          0.04
                                    --------     ------------   ------------
Total from investment
 operations                             0.40            (1.08)          1.09
                                    --------     ------------   ------------
Distributions to shareholders
 from
Net investment income                  (2.86)           (6.06)         (1.05)
                                    --------     ------------   ------------

Net asset value, end of period      $  90.11     $      92.57   $      99.71
                                    --------     ------------   ------------

Total return                            0.42%           (1.12%)         1.10%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $    252     $      6,334   $         24
Ratios to average net assets
 Expenses++                             0.75%+           0.75%          0.66%+
 Net investment income                  6.22%+           6.35%          6.51%+
Portfolio turnover rate                   58%             136%            80%

(a) For the period from April 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from August 3, 1998 (commencement of class operations) to September 30, 1998.
+    Annualized
++ Ratio of expenses to average net assets excludes expense reductions, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                               Value
 ADJUSTABLE RATE MORTGAGE SECURITIES - 57.5%
             FHLMC - 22.9%
 $ 1,268,843 5.683%, 8/1/2029.....................................   $ 1,227,992
   1,959,746 6.587%, 6/1/2016.....................................     1,997,412
     510,838 6.848%, 3/1/2021.....................................       525,847
     290,702 6.886%, 7/1/2019.....................................       299,560
     548,483 6.918%, 7/1/2030.....................................       566,396
     600,564 7.106%, 3/1/2022.....................................       615,518
     576,113 7.143%, 9/1/2017.....................................       597,268
     866,218 7.144%, 4/1/2022.....................................       894,936
     883,581 7.148%, 3/1/2019.....................................       908,984
     965,563 7.289%, 1/1/2022.....................................       987,744
   1,113,418 7.299%, 11/1/2021....................................     1,140,867
     608,206 7.373%, 10/1/2021....................................       624,554
     155,580 7.398%, 4/1/2020.....................................       155,906
   1,119,168 8.119%, 5/1/2026.....................................     1,138,949
                                                                     -----------
                                                                      11,681,933
                                                                     -----------
             FNMA - 34.0%
     729,532 5.792%, 4/1/2038.....................................       729,304
     824,495 5.933%, 11/1/2028....................................       797,567
     627,659 6.07%, 5/1/2036......................................       627,855
     306,557 6.251%, 3/1/2015.....................................       310,328
     500,000 6.29%, 3/1/2027......................................       491,700
     508,535 6.386%, 11/1/2039....................................       498,240
     483,249 6.828%, 11/1/2018....................................       496,311
     185,293 6.889%, 10/1/2017....................................       190,157
     145,013 6.916%, 7/1/2020.....................................       150,587
     125,608 6.975%, 12/1/2022....................................       129,730
   1,296,305 6.984%, 11/1/2017....................................     1,328,712
     736,076 7.009%, 3/1/2027.....................................       754,360
     226,600 7.042%, 10/1/2016....................................       233,221
     200,352 7.06%, 7/1/2027......................................       205,830
     960,146 7.141%, 5/1/2022.....................................       975,817
     586,611 7.156%, 12/1/2019....................................       606,785
     362,261 7.229%, 1/1/2022.....................................       376,810
   1,981,453 7.244%, 9/1/2021.....................................     2,044,930
     576,360 7.279%, 1/1/2031.....................................       597,271
      78,738 7.288%, 2/1/2017.....................................        79,366
     229,345 7.45%, 1/1/2022......................................       234,792
     583,501 7.49%, 8/1/2027......................................       601,427
     875,794 7.507%, 2/1/2027.....................................       892,767
   2,226,835 7.552%, 12/1/2023....................................     2,263,771
   1,023,540 7.645%, 1/1/2016.....................................     1,052,005
     627,952 7.716%, 9/1/2018.....................................       656,404
                                                                     -----------
                                                                      17,326,047
                                                                     -----------
             GNMA - 0.6%
     331,643 7.125%, 10/20/2027...................................       334,442
                                                                     -----------
             Total Adjustable Rate Mortgage Securities
              (cost $29,448,819)..................................    29,342,422
                                                                     -----------

  Principal
   Amount                                                              Value
 FIXED RATE MORTGAGES - 10.2%
             FHLMC - 2.5%
 $   250,000 6.25%, 7/15/2004....................................   $   242,240
      12,415 7.25%, 11/1/2008....................................        12,264
     381,886 9.00%, 6/1/2006.....................................       387,046
     451,781 9.75%, 3/1/2016.....................................       466,261
     151,116 10.50%, 4/1/2004 - 10/1/2005........................       154,259
                                                                    -----------
                                                                      1,262,070
                                                                    -----------
             FNMA - 5.2%
     740,289 9.00%, 11/1/2006 - 6/1/2007.........................       757,360
     524,232 9.50%, 4/15/2005 - 5/1/2007.........................       532,550
     573,067 10.40%, 4/25/2019...................................       605,380
      83,554 10.50%, 3/1/2001....................................        83,972
     359,795 10.75%, 10/1/2012...................................       386,207
     246,905 11.00%, 1/1/2018....................................       268,664
                                                                    -----------
                                                                      2,634,133
                                                                    -----------
             GNMA - 2.5%
   1,276,341 10.25%, 11/15/2029..................................     1,287,803
                                                                    -----------
             Total Fixed Rate Mortgages
              (cost $5,294,995)..................................     5,184,006
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
             FHLMC - 0.8%
     409,337 STRIPS CMO, Ser. 20, Class F, IO,
              5.97%, 7/1/2029
              (cost $411,384)....................................       405,720
                                                                    -----------
 U. S. TREASURY OBLIGATIONS - 3.2%
             U. S. Treasury Notes:
     600,000 4.75%, 2/15/2004....................................       567,282
   1,000,000 5.25%, 5/15/2004....................................       960,160
     100,000 5.50%, 5/31/2003....................................        97,312
                                                                    -----------
             Total U. S. Treasury Obligations
              (cost $1,656,933)..................................     1,624,754
                                                                    -----------
 REPURCHASE AGREEMENT - 27.0%
  13,783,000 Evergreen Joint Repurchase Agreement, 6.10%, dated
              3/31/2000, due 4/3/2000 (cost $13,783,000 maturity
              value, $13,790,006) (c)............................    13,783,000
                                                                    -----------

             Total Investments -
              (cost $50,595,131)...........................    98.7%  50,339,902
             Other Assets and Liabilities - net............     1.3      656,106
                                                              -----  -----------
             Net Assets....................................   100.0% $50,996,008
                                                              =====  ===========

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                             Select Core Bond Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)

  Principal
    Amount                                                           Value

 ASSET-BACKED SECURITIES - 2.7%
 $    925,000 Contimortgage Home Equity
               Loan Trust,
               Ser. 1998-2, Cl. A4,
               6.19%, 1/15/2014...............................   $      906,755
   10,175,000 Distribution Finl. Svcs. Trust,
               Ser. 1999-3, Cl. A3,
               6.43%, 7/1/2011................................       10,067,094
    9,304,276 Federal Express Corp. Pass Through Certificates,
               Ser. 981A,
               6.72%, 1/15/2022...............................        8,715,734
      711,310 Green Tree Receivables Equipment & Consumer
               Trust,
               Ser. 1998-A, Cl. A1C,
               6.18%, 6/15/2019...............................          696,945
              SLMA Student Loan Trust:
    1,318,274  Ser. 1997-2, Cl. A1,
               6.425%, 4/3/2000...............................        1,312,164
    1,177,049  Ser. 1997-3, Cl. A1,
               6.485%, 4/3/2000...............................        1,172,606
    7,992,699  Ser. 1998-1, Cl. A1,
               6.595%, 4/3/2000...............................        7,984,347
                                                                 --------------
              Total Asset-Backed Securities
               (cost $31,162,370).............................       30,855,645
                                                                 --------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 11.0%
    7,794,038 Bear Stearns Comml. Mtge. Securities., Inc.,
               Ser. 2000-WF1, Cl. A1,
               7.64%, 2/15/2032...............................        7,865,827
   14,575,000 FHLMC,
               Ser. 2171, Cl. B,
               6.279%, 6/15/2009..............................       13,682,063
              FNMA:
    5,830,000  Ser. 1994-72, Cl. J,
               6.00%, 6/25/2023...............................        5,299,610
    7,427,600  Ser. 1996-21, Cl. PJ,
               6.00%, 12/25/2010..............................        6,953,905
    5,615,000  Ser. 1999-19, Cl. PG,
               6.00%, 10/25/2027..............................        5,075,763
    8,465,000  Ser. 1999-35, Cl. PH,
               6.00%, 6/25/2020...............................        8,008,102
    7,340,000  Ser. 1999-6, Cl. PB,
               6.00%, 3/25/2019...............................        6,616,823
      677,784  Ser. G92-23, Cl. Z,
               7.50%, 5/25/2021...............................          660,469
      875,340  Ser. G92-44, Cl. Z,
               8.00%, 7/25/2022...............................          875,537
              GMAC Comml. Mtge.
               Securities, Inc.:
   17,822,816  Ser. 1998-C2, Cl. A1,
               6.15%, 5/15/2035...............................       16,960,103
   22,435,000  Ser. 1999-C1, Cl. A2,
               6.175%, 5/15/2033..............................       20,458,025
              LB Comml. Conduit Mtge. Trust:
    5,460,000  Ser. 1998-C4, Cl. A1B,
               6.21%, 10/15/2008..............................        5,016,512
   22,070,206  Ser. 1999-C1, Cl. A1,
               6.41%, 8/15/2007...............................       21,178,333

  Principal
    Amount                                                           Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $  8,565,000 Morgan Stanley Capital I, Inc.,
               Ser. 1998-XL1, Cl. A3,
               6.48%, 6/3/2030................................   $    8,053,370
                                                                 --------------
              Total Collateralized Mortgage Obligations
               (cost $127,706,195)............................      126,704,442
                                                                 --------------
 CORPORATE BONDS - 31.5%
              Aerospace & Defense - 0.0%
      350,000 Boeing Co.,
               Deb.,
               6.625%, 2/15/2038..............................          299,593
                                                                 --------------
              Airlines - 1.1%
   13,410,000 Delta Air Lines, Inc.,
               Notes,
               8.30%, 12/15/2029..............................       12,297,278
                                                                 --------------
              Automotive Equipment & Manufacturing - 3.1%
   13,750,000 Delphi Automotive Sys. Corp., Notes,
               6.125%, 5/1/2004...............................       12,876,916
              Ford Motor Co.:
   15,130,000  Deb.,
               6.375%, 2/1/2029...............................       12,751,731
   10,255,000  Sr. Notes,
               5.80%, 1/12/2009...............................        9,083,151
      235,000 General Motors Corp.,
               Deb.,
               8.80%, 3/1/2021................................          263,501
                                                                 --------------
                                                                     34,975,299
                                                                 --------------
              Banks - 4.7%
    2,610,000 Bank of New York, Inc.,
               Sub. Notes,
               6.50%, 12/1/2003...............................        2,525,676
    8,350,000 BankAmerica Corp.,
               Sub. Notes,
               7.75%, 7/15/2002...............................        8,408,250
    2,450,000 Firststar Bank (Milwaukee) Natl., Sr. Notes,
               6.25%, 12/1/2002...............................        2,377,706
    5,600,000 Firststar Bank, NA,
               Sub. Notes,
               7.125%, 12/1/2009..............................        5,410,860
              Natl. City Corp.,
               Sub. Notes:
   10,255,000  6.875%, 5/15/2019..............................        9,164,350
      900,000  7.20%, 5/15/2005...............................          884,243
              PNC Funding Corp. :
              Sub. Notes,
    5,000,000  6.125%, 9/1/2003...............................        4,811,930
    9,750,000  6.13%, 2/15/2009...............................        8,717,504
      340,000 SunTrust Banks, Inc.,
               Sub. Notes,
               6.125%, 2/15/2004..............................          324,661
      675,000 Wachovia Corp.,
               Sub. Notes,
               6.15%, 3/15/2009...............................          611,176

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
    Amount                                                            Value

 CORPORATE BONDS - continued
              Banks - continued
 $ 10,700,000 Washington Mutual, Inc.,
               Notes,
               7.50%, 8/15/2006................................   $   10,546,594
                                                                  --------------
                                                                      53,782,950
                                                                  --------------
              Brokers - 0.5%
      900,000 Bear Stearns Co., Inc.,
               Sr. Notes,
               6.25%, 7/15/2005................................          842,713
      895,000 Donaldson Lufkin & Jenrette Securities, Inc.,
               Sr. Notes,
               6.50%, 6/1/2008.................................          820,309
    5,000,000 Morgan Stanley Group, Inc.,
               Sr. Unsub. Notes,
               5.625%, 1/20/2004...............................        4,704,670
                                                                  --------------
                                                                       6,367,692
                                                                  --------------
              Building, Construction & Furnishings - 0.3%
    3,275,000 Masco Corp.,
               Deb.,
               7.75%, 8/1/2029.................................        3,225,721
                                                                  --------------
              Diversified Companies - 0.6%
    7,000,000 Tyco Intl. Group, S.A.,
               Notes,
               6.875%, 9/5/2002................................        6,873,608
                                                                  --------------
              Finance & Insurance - 7.1%
   20,000,000 American General Fin. Corp.,;
               MTN,
               6.67%, 6/28/2002................................       19,653,100
              Associates Corp. of No. America,
               Sr. Notes:
    1,800,000  5.75%, 10/15/2003...............................        1,703,173
   10,000,000  6.50%, 7/15/2002................................        9,815,080
      800,000 Beneficial Corp.,
               Notes,
               6.33%, 10/9/2001................................          789,806
   10,000,000 Caterpillar, Inc.,
               Notes,
               6.50%, 2/1/2002.................................        9,881,200
      100,000 Comml. Credit Group, Inc.,
               Deb.,
               8.70%, 6/15/2009................................          109,429
              GMAC:
               Notes:
    5,000,000  5.95%, 3/14/2003................................        4,801,260
      725,000  6.80%, 4/17/2001................................          723,499
   10,365,000  Sr. Unsub. Notes,
               5.85%, 1/14/2009................................        9,182,240
              Household Fin. Corp.,
               Notes:
   10,500,000  6.50%, 11/15/2008...............................        9,681,756
    5,200,000  7.20%, 7/15/2006................................        5,076,063
              Intl. Lease Fin. Corp.,
               MTN:
    9,000,000  5.64%, 4/1/2002.................................        8,710,380
    1,315,000  6.42%, 9/11/2000................................        1,312,806
                                                                  --------------
                                                                      81,439,792
                                                                  --------------

  Principal
    Amount                                                            Value

 CORPORATE BONDS - continued
              Food & Beverage Products - 1.6%
 $  5,215,000 Coca Cola Enterprises, Inc.,
               Deb.,
               6.75%, 1/15/2038................................   $    4,475,669
   15,600,000 Pepsi Bottling Group, Inc.,
               Sr. Notes,
               7.00%, 3/1/2029.................................       14,139,856
                                                                  --------------
                                                                      18,615,525
                                                                  --------------
              Metals & Mining - 0.1%
      775,000 Aluminum Co. of America,
               Ser. B,
               6.50%, 6/15/2018................................          693,059
                                                                  --------------
              Oil/Energy - 1.0%
    7,200,000 Enron Corp.,
               Sr. Notes,
               7.375%, 5/15/2019...............................        6,671,815
      460,000 Phillips Petroleum Co.,
               Deb.,
               7.00%, 3/30/2029................................          399,524
    4,850,000 Williams Cos., Inc.,
               Notes,
               7.625%, 7/15/2019...............................        4,611,967
                                                                  --------------
                                                                      11,683,306
                                                                  --------------
              Paper & Packaging - 0.0%
      325,000 Intl. Paper Co.,
               Notes,
               6.50%, 11/15/2007...............................          307,795
                                                                  --------------
              Real Estate - 4.1%
    6,485,000 Avalon Properties, Inc.,
               Notes,
               6.625%, 1/15/2005...............................        6,134,810
      425,000 BRE Properties, Inc.,
               Notes,
               7.125%, 2/15/2013...............................          366,301
    3,470,000 Duke Realty, L.P.,
               7.05%, 4/3/2000.................................        3,384,510
   10,000,000 EOP Operating, L.P.,
               Notes,
               6.80%, 1/15/2009................................        9,109,050
              ERP Operating, L.P.,
               Notes:
      875,000  6.55%, 11/15/2001...............................          856,075
   20,450,000  6.63%, 4/13/2005................................       19,697,235
      450,000 Prologis Trust,
               Notes,
               7.00%, 10/1/2003................................          435,091
    7,000,000 Spieker Properties, L.P.,
               Notes,
               7.25%, 5/1/2009.................................        6,533,800
                                                                  --------------
                                                                      46,516,872
                                                                  --------------
              Retailing & Wholesale - 1.2%
    2,690,000 Dayton Hudson Corp.,
               Puttable Reset Security,
               5.95%, 6/15/2000................................        2,684,120
      275,000 May Department Stores Co.,
               7.45%, 9/15/2011................................          277,623

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
    Amount                                                            Value

 CORPORATE BONDS - continued
              Retailing & Wholesale - continued
 $  9,000,000 Safeway, Inc.,
               Notes,
               6.50%, 11/15/2008...............................   $    8,336,124
              Sears Roebuck Acceptance Corp.,
               MTN:
    1,500,000  5.63%, 2/7/2001.................................        1,478,971
      750,000  6.86%, 7/3/2001.................................          744,117
      750,000  6.99%, 9/30/2002................................          738,217
                                                                  --------------
                                                                      14,259,172
                                                                  --------------
              Telecommunication Services & Equipment - 4.4%
    1,100,000 Alltel Corp.,
               Deb.,
               6.50%, 11/1/2013................................        1,002,377
              AT&T Corp.,
               Notes:
      615,000  6.00%, 3/15/2009................................          556,759
   11,090,000  6.50%, 3/15/2029................................        9,616,228
              Bellsouth Telecommunications, Inc.,
               Deb.:
    5,445,000  6.375%, 6/1/2028................................        4,589,770
    7,625,000  7.875%, 2/15/2030...............................        7,743,637
      600,000 Pacific Bell,
               Notes,
               6.625%, 11/1/2009...............................          569,055
       82,000 Southwestern Bell Telephone Co.,
               Notes,
               6.625%, 7/15/2007...............................           78,175
              Sprint Capital Corp.,
               Notes:
   10,000,000  5.875%, 5/1/2004................................        9,471,930
    9,500,000  6.125%, 11/15/2008..............................        8,629,486
      640,000  6.375%, 5/1/2009................................          589,139
    8,000,000  6.875%, 11/15/2028..............................        7,190,920
                                                                  --------------
                                                                      50,037,476
                                                                  --------------
              Transportation - 1.2%
              Burlington Northern Santa Fe Corp.:
               Deb.:
      615,000  6.70%, 8/1/2028.................................          530,721
    8,320,000  6.75%, 3/15/2029................................        7,235,896
    5,000,000  Notes,
               8.625%, 11/1/2004...............................        5,205,025
      420,000 United Parcel Service, Inc.,
               Deb.,
               8.375%, 4/3/2000................................          460,633
                                                                  --------------
                                                                      13,432,275
                                                                  --------------
              Utilities - Telephone - 0.4%
    4,625,000 MCI Communications Corp.,
               6.50%, 4/15/2010................................        4,301,528
                                                                  --------------
              Utilities - 0.1%
    1,000,000 Carolina Pwr. & Light Co.,
               1st Mtge. Note,
               6.75%, 10/1/2002................................          982,069
                                                                  --------------
              Total Corporate Bonds
               (cost $367,123,280).............................      360,091,010
                                                                  --------------

  Principal
    Amount                                                            Value

 MORTGAGE-BACKED SECURITIES - 37.6%
              FHLMC:
 $    171,757 6.00%, 5/1/2011..................................   $      162,465
   30,950,506 6.50%, 3/1/2014 - 3/1/2015.......................       29,794,504
   32,792,289 7.00%, 7/1/2029 - 3/1/2030.......................       31,552,383
    5,340,650 7.20%, 11/1/2006.................................        5,315,616
      154,111 7.50%, 4/1/2023..................................          152,379
       27,972 7.663%, 12/1/2020................................           28,196
              FNMA:
    5,179,991 5.756%, 12/1/2008................................        4,753,468
    4,110,325 5.78%, 12/1/2008.................................        3,784,864
   10,372,651 5.81%, 1/1/2009..................................        9,406,698
    4,069,124 5.911%, 4/1/2009.................................        3,766,094
   61,911,075 6.00%, 7/1/2006 - 12/1/2029......................       57,725,823
    4,774,818 6.08%, 4/1/2005..................................        4,535,315
    4,461,947 6.125%, 5/1/2009.................................        4,134,064
    3,605,322 6.135%, 4/1/2009.................................        3,343,294
    8,882,475 6.469%, 8/11/2000................................        8,635,535
    6,117,882 6.605%, 2/1/2007.................................        5,872,476
   22,085,000 6.625%, 9/15/2009................................       21,275,342
      537,552 6.70%, 11/1/2007.................................          517,579
    5,130,000 6.882%, 11/1/2006................................        5,104,350
   10,516,068 7.00%, 7/1/2029 - 1/1/2030.......................       10,112,987
    6,897,901 7.056%, 11/1/2006................................        6,845,785
    3,943,646 7.13%, 5/2/2000..................................        3,882,537
    4,313,181 7.24%, 11/1/2006.................................        4,296,618
       86,040 7.919%, 5/15/2000................................           87,141
      582,705 8.66%, 1/1/2005..................................          607,509
  124,375,000 6.00%, TBA.......................................      116,147,775
    8,225,000 7.00%, TBA.......................................        7,906,281
              GNMA:
   27,086,313 5.50%, 5/1/2000..................................       26,223,072
   17,601,532 6.00%, 2/15/2014 - 7/15/2014.....................       16,604,582
    5,757,172 6.375%, 5/1/2000.................................        5,777,063
   13,015,372 6.50%, 11/15/2023 - 8/15/2027....................       12,393,017
   11,479,654 7.50%, 9/15/2010 - 3/15/2029.....................       11,400,732
    7,243,375 7.75%, 7/15/2020 - 8/15/2021.....................        7,242,122
      121,187 8.00%, 7/15/2016 - 6/15/2017.....................          123,461
      495,961 8.85%, 5/15/2018 - 7/15/2018.....................          514,738
                                                                  --------------
              Total Mortgage-Backed Securities
               (cost $431,295,027).............................      430,025,865
                                                                  --------------
 U. S. TREASURY OBLIGATIONS - 8.3%
   18,815,000 U.S. Treasury Bonds,
               8.875%, 8/15/2017...............................       24,071,441
              U.S. Treasury Notes:
   18,678,758  3.375%, 1/15/2007...............................       17,984,151
   53,705,000  5.75%, 8/15/2003................................       52,681,275
       30,000  7.00%, 7/15/2006................................           31,050
                                                                  --------------
              Total U. S. Treasury Obligations
               (cost $93,715,105)..............................       94,767,917
                                                                  --------------

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)


    Shares                                                           Value

 MUTUAL FUND SHARES - 4.8%
      987,600 Blackrock 2001 Term Trust.......................   $    8,764,950
      167,600 Blackrock Income Trust..........................          995,125
      133,100 Blackrock Investment Quality
               Term Trust.....................................        1,039,844
      836,400 Blackrock No. American Government Income Trust..        8,102,625
      438,300 Blackrock Strategic Term Trust..................        3,807,731
      121,300 Dresdner RCM Global Strategic Income Fund.......          727,800
       55,500 Dreyfus Strategic Government Income Fund........          426,656
        7,400 Excelsior Income Shares.........................          107,763
      226,000 First Commonwealth Fund.........................        2,118,750
      844,000 Hyperion 2002 Term Trust........................        6,910,250
      117,600 Hyperion 2005 Investment Grade Opportunity Term
               Trust..........................................          926,100
      462,000 Hyperion Total Return Fund......................        3,493,875
      112,300 John Hancock Income
               Securities Trust...............................        1,445,863
       77,300 Kemper Intermediate
               Government Trust...............................          487,956
    1,167,700 MFS Government Markets
               Income Trust...................................        7,006,200

    Shares                                                           Value

 MUTUAL FUND SHARES - continued
      849,200 MFS Intermediate Income Trust...................   $    5,201,350
       55,700 TCW/DW Term Trust 2000..........................          532,631
       50,100 Templeton Global Government Income Trust........          291,206
      377,500 Templeton Global Income Fund....................        2,265,000
                                                                 --------------
              Total Mutual Fund Shares
               (cost $54,822,853).............................       54,651,675
                                                                 --------------
  Principal
    Amount                                                           Value

 REPURCHASE AGREEMENTS - 10.0%
 $114,503,000 State Street Bank & Trust Co.#,
               6.05%, dated 3/31/2000,
               due 4/3/2000, maturity
               value $114,560,729
               (cost $114,503,000)............................      114,503,000
                                                                 --------------

              Total Investments -
               (cost $1,220,327,830)....................   105.9%  1,211,599,554
              Other Assets and
               Liabilities - net........................    (5.9)   (67,865,666)
                                                           -----  --------------
              Net Assets ...............................   100.0% $1,143,733,888
                                                           =====  ==============

# Collateralized by $73,615,000 FNMA, 4.75% - 6.23%, 8/20/2001 - 11/14/2003 and
  $44,660,000 FFCB, 6.00%, 10/1/2001; value including accrued interest - $116,800,780.

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                            Select Fixed Income Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 9.3%
 $ 2,000,000 American Airlines, Inc. Pass Through Trust,
              Ser. 1999-1, Cl. C,
              7.155%, 10/15/2004.................................  $  1,964,550
             Amresco Residential Securities Mtge. Loan Trust:
     172,242  Ser. 1998-2, Cl. A1,
              6.50%, 12/25/2015..................................       171,572
   8,000,000  Ser. 1998-2, Cl. A2,
              6.245%, 4/25/2022..................................     7,940,600
             Case Equipment Loan Trust:
   1,708,368  Ser. 1997-B, Cl. A4,
              6.41%, 9/15/2004...................................     1,698,963
     200,000  Ser. 1998-A, Cl. A4,
              5.86%, 2/15/2005...................................       197,531
             Contimortgage Home Equity Loan Trust:
   2,688,484  Ser. 1996-1, Cl. A5,
              6.15%, 3/15/2011...................................     2,679,061
     251,708  Ser. 1997-4, Cl. A3,
              6.26%, 7/15/2012...................................       251,078
             Continental Airlines, Inc. Pass Through Trust:
   3,000,000  Ser. 1999-2, Cl. C2,
              7.434%, 9/15/2004..................................     2,918,295
   2,866,196  Ser. 971B,
              7.461%, 4/1/2013...................................     2,799,801
   5,000,000 Distribution Finl. Svcs. Trust,
              Ser. 1999-3, Cl. A4,
              6.65%, 11/3/2015...................................     4,935,825
   5,495,999 Empire Funding Home Loan Owner Trust,
              Ser. 1998-1, Cl. A4,
              6.26%, 12/25/2012..................................     5,383,469
             First Plus Home Loan Trust:
          61  Ser. 1997-2, Cl. A5,
              6.82%, 4/10/2023...................................            61
   2,455,000  Ser. 1997-3, Cl. A5,
              6.86%, 10/10/2013..................................     2,450,249
   5,750,000 FNMA,
              Ser. 1998-W8, Cl. A4,
              6.02%, 9/25/2028...................................     5,449,016
     421,508 Heller Equipment Asset Receivables Trust,
              Ser. 1997-1, Cl. A2,
              6.39%, 5/25/2005...................................       419,904
      92,892 IMC Home Equity Loan Trust,
              Ser. 1997-2, Cl. A3,
              6.94%, 11/20/2011..................................        92,648
   1,488,031 Life Fin. Home Loan Owner Trust,
              Ser. 1997-3, Cl. A2,
              6.79%, 10/25/2011..................................     1,479,468
   1,700,000 Metlife Capital Equipment Loan Trust,
              Ser. 1997-A, Cl. A,
              6.85%, 5/20/2008...................................     1,684,318
     181,226 Olympic Automobile Receivables Trust,
              Ser. 1995-D, Cl. B,
              6.10%, 4/15/2002...................................       181,132
   2,281,621 Prudential Securities Secd. Financing Corp.,
              Ser. 1994-4, Cl. A1,
              8.12%, 2/15/2025...................................     2,316,792

  Principal
   Amount                                                              Value

 ASSET-BACKED SECURITIES - continued
 $ 2,500,000 Southern Pacific Secd. Assets Corp.,
              Ser. 1998-1, Cl. A6,
              7.08%, 3/25/2028...................................   $  2,381,137
     529,484 The Money Store Home Equity Trust,
              Ser. 1992-B, Cl. A,
              6.90%, 7/15/2007...................................        524,404
   4,786,260 U.S. Airways, Inc. Pass Through Certificates,
              Ser. 1998-1, Cl. B,
              7.35%, 1/30/2018...................................      4,536,345
     317,963 Union Acceptance Corp.,
              Ser. 1996-A, Cl. A,
              5.40%, 4/7/2003....................................        316,079
     459,421 Xerox Rental Equipment Trust,
              Ser. 1996-A,
              6.20%, 12/26/2005..................................        458,416
                                                                    ------------
             Total Asset-Backed Securities
              (cost $54,397,060).................................     53,230,714
                                                                    ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 20.0%
   3,250,000 Blackrock Capital Fin., L.P.,
              Ser. 1997-C1, Cl. D,
              7.15%, 10/25/2026..................................      3,160,901
   3,042,547 Carco Auto Loan Master Trust,
              Ser. 1997-1, Cl. A,
              6.689%, 8/15/2004..................................      3,037,664
             Credit Suisse First Boston Mtge. Securities Corp.:
   5,000,000  Ser. 1998-C1, Cl. A1B,
              6.48%, 5/17/2008...................................      4,660,287
   3,300,000  Ser. 1998-FL1A, Cl. E,
              6.7625%, 1/10/2001.................................      3,276,521
  15,000,000  Ser. 1998-Fl2A, Cl. D,
              7.47%, 10/15/2001 (e)..............................     14,949,480
   3,327,814 Deutsche Mtge. & Asset Receiving Corp.,
              Ser. 1998-C1, Cl. A1,
              6.22%, 9/15/2007...................................      3,187,371
             DLJ Comml. Mtge. Corp.:
   6,700,000  Ser. 1998-ST1A, Cl. B1,
              6.82%, 12/8/2000...................................      6,686,298
   3,350,000  Ser. 1998-ST1A, Cl. B2,
              7.14%, 12/8/2000...................................      3,342,781
   6,711,000  Ser. 1999-STF1, Cl. B1,
              8.6325%, 9/15/2001 (e).............................      6,751,320
  10,713,000  Ser. 1999-STF1, Cl. B2,
              9.2325%, 9/15/2001.................................     10,790,208
             FHLMC:
   2,537,112  Ser. 12, Cl. A,
              9.25%, 11/15/2019..................................      2,598,409
   1,675,000  Ser. 1519, Cl. F,
              6.75%, 3/15/2007...................................      1,666,365
     418,187  Ser. 1546, Cl. D,
              5.75%, 10/15/2016..................................        417,144
     132,514  Ser. 1608, Cl. FN,
              6.7625%, 11/15/2023................................        132,673
     577,322  Ser. 1935, Cl. FL,
              6.7625%, 2/15/2027.................................        579,051
   6,000,000 Fortress Comml. Mtge. Trust,
              Ser. 1999-PC1, Cl. C,
              7.6863%, 12/10/2004 (e)............................      6,057,186

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 1,904,945 Iroquois Trust,
              Ser. 1997-3, Cl. A,
              6.68%, 11/10/2003.................................   $  1,893,144
             Potomac Gurnee Fin. Corp.:
   2,380,171  Ser. 1, Cl. A,
              6.887%, 12/21/2026................................      2,323,963
   2,000,000  Ser. 1, Cl. B,
              7.003%, 12/21/2026................................      1,965,810
   3,251,908 Prudential Home Mtge. Securities,
              Ser. 1993-39, Cl. A8,
              6.50%, 10/25/2008.................................      3,189,065
   3,222,874 Prudential Securities Secd. Financing Corp.,
              Ser. 1998-C1, Cl. A1,
              6.105%, 11/15/2002................................      3,180,484
      94,358 Residential Asset Securitization Trust,
              Ser. 1997-A1, Cl. A1,
              7.00%, 3/25/2027...................................         93,927
   2,304,704 RMF Comml. Mtge. Pass Through Certificates,
              Ser. 1997-1, Cl. A1,
              6.38%, 1/15/2019..................................      2,279,986
   9,328,938 SASCO Floating Rate Comml. Mtge.,
              Ser. 1999-C3, Cl. H,
              7.5213%, 3/20/2002................................      9,320,570
     665,873 Saxon Mtge. Securities Corp.,
              Ser. 1993-8, Cl. 1A2,
              7.375%, 9/25/2023.................................        663,772
             Structured Asset Securities Corp.:
   7,000,000  Ser. 1996-CFL, Cl. C,
              6.525%, 2/25/2028.................................      6,889,295
  11,672,432  Ser. 1998-C2A, Cl. E,
              6.725%, 2/25/2001.................................     11,529,153
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $114,752,000)...............................    114,622,828
                                                                   ------------
 CORPORATE BONDS - 23.5%
             Automotive Equipment & Manufacturing - 1.3%
   2,525,000 DaimlerChrysler AG, MTN,
              6.46%, 12/7/2001..................................      2,487,915
   5,000,000 Johnson Controls, Inc.,
              Sr. Notes,
              6.30%, 2/1/2008...................................      4,651,770
                                                                   ------------
                                                                      7,139,685
                                                                   ------------
             Banks - 3.8%
      85,000 Banc One Corp.,
              Sub. Notes,
              7.60%, 5/1/2007...................................         83,760
             BB & T Corp.,
              Sub Notes:
   6,850,000  6.375%, 6/30/2005.................................      6,477,332
   1,000,000  7.05%, 5/23/2003..................................        982,616
   3,000,000 First Chicago Corp.,
              Sr. Sub. Notes,
              9.20%, 12/17/2001.................................      3,087,444
   2,120,000 NationsBank Corp.,
              Sr. Notes,
              5.75%, 3/15/2001..................................      2,094,064
   1,020,000 NCNB Corp.,
              Sr. Sub. Notes,
              9.125%, 10/15/2001................................      1,044,469

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Banks - continued
 $ 1,970,000 Security Pacific Corp.,
              Sr. Sub. Notes,
              11.50%, 11/15/2000...............................   $  2,022,487
     899,000 Societe Generale (New York),
              Sr. Sub. Notes,
              7.40%, 6/1/2006..................................        884,858
   5,000,000 Swiss Bank Corp.,
              Sr. Sub. Notes,
              6.75%, 7/15/2005.................................      4,813,790
                                                                  ------------
                                                                    21,490,820
                                                                  ------------
             Brokers - 2.7%
   1,545,000 Bear Stearns Co.,
              Sr. Notes,
              6.65%, 12/1/2004.................................      1,482,162
             Lehman Brothers Holdings, Inc.:
   5,000,000  Sr. Notes,
              6.625%, 11/15/2000...............................      4,984,265
   2,640,000  Sr. Sub. Notes,
              7.25%, 4/15/2003.................................      2,607,847
   2,350,000 Merrill Lynch & Co., Inc.,
              6.00%, 2/12/2003.................................      2,264,815
   1,665,000 Paine Webber Group Inc.,
              Sr. Notes,
              6.50%, 11/1/2005.................................      1,560,463
   2,405,000 Salomon Smith Barney, Inc.,
              Sr. Notes,
              6.25%, 1/15/2005.................................      2,288,362
                                                                  ------------
                                                                    15,187,914
                                                                  ------------
             Building, Construction & Furnishings - 0.3%
   1,545,000 CSR America, Inc.,
              Sr. Notes,
              6.875%, 7/21/2005................................      1,502,350
                                                                  ------------
             Cable/Other Video Distribution - 0.5%
   1,288,000 Tele-Communications, Inc.,
              Sr. Notes,
              7.25%, 8/1/2005..................................      1,286,307
   1,690,000 Time Warner, Inc.,
              Notes,
              8.11%, 8/15/2006.................................      1,734,711
                                                                  ------------
                                                                     3,021,018
                                                                  ------------
             Finance & Insurance - 6.9%
   7,000,000 Associated P & C Holdings, Inc.,
              Sr. Notes,
              6.75%, 7/15/2003 (a).............................      6,718,355
   3,720,000 CIT Group Holdings, Inc.,
              Sr. Notes,
              6.375%, 8/1/2002.................................      3,634,276
   8,750,000 First Security Corp.,
              MTN,
              6.08%, 2/9/2001..................................      8,650,390
   8,000,000 Ford Motor Credit Co.,
              Notes,
              7.375%, 10/28/2009...............................      7,846,400
   3,567,000 GMAC,
              Sr. Notes,
              5.875%, 1/22/2003................................      3,422,947

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                           Value

 CORPORATE BONDS - continued
             Finance & Insurance - continued
 $ 2,250,000 Horace Mann Educators Corp.,
              Sr. Notes,
              6.625%, 1/15/2006...............................   $  2,113,025
   5,000,000 Metropolitan Life Insurance Co.,
              Sr. Notes,
              7.00%, 11/1/2005 (a)............................      4,842,965
   2,000,000 Natl. Rural Utilities Cooperative Fin.,
              6.75%, 9/1/2001.................................      1,988,332
                                                                 ------------
                                                                   39,216,690
                                                                 ------------
             Food & Beverage Products - 0.3%
   1,800,000 Nabisco, Inc.,
              Sr. Notes,
              6.00%, 2/15/2001................................      1,774,327
                                                                 ------------
             Healthcare Products & Services - 1.2%
   7,175,000 Columbia/HCA Healthcare Corp.,
              MTN,
              6.875%, 7/15/2001...............................      6,976,052
                                                                 ------------
             Industrial Specialty Products & Services - 0.2%
   1,000,000 Harcourt General, Inc.,
              Sr. Notes,
              8.25%, 6/1/2002.................................      1,000,272
                                                                 ------------
             Machinery - Diversified - 0.8%
   5,000,000 Case Corp.,
              Ser. B,
              6.25%, 12/1/2003................................      4,762,720
                                                                 ------------
             Manufacturing - Distributing - 0.9%
   5,000,000 Honeywell Intl., Inc.,
              Notes,
              7.50%, 3/1/2010.................................      5,062,730
                                                                 ------------
             Real Estate - 0.2%
   1,250,000 EOP Operating, L.P.,
              Sr. Notes,
              6.376%, 2/15/2002...............................      1,218,093
                                                                 ------------
             Retailing & Wholesale - 0.8%
   1,585,000 Gap, Inc.,
              Sr. Notes,
              6.90%, 9/15/2007................................      1,540,043
   3,200,000 Target Corp.,
              Notes,
              7.50%, 2/15/2005................................      3,227,891
                                                                 ------------
                                                                    4,767,934
                                                                 ------------
             Telecommunication Services & Equipment - 0.3%
   2,000,000 Sprint Capital Corp.,
              5.70%, 11/15/2003...............................      1,896,436
                                                                 ------------
             Transportation - 1.1%
   6,000,000 Union Pacific Corp.,
              Deb.,
              9.625%, 12/15/2002..............................      6,278,922
                                                                 ------------
             Utilities - Electric - 0.5%
   3,000,000 Virginia Elec. & Pwr. Co.,
              MTN,
              6.30%, 6/21/2001................................      2,969,559
                                                                 ------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Utilities - 1.7%
 $ 1,600,000 Duke Capital Corp.,
              Sr. Notes, Ser. A,
              6.25%, 7/15/2005..................................   $  1,506,778
   5,000,000 LG & E Capital Corp.,
              5.75%, 11/1/2001..................................      4,813,855
   3,675,000 PG & E Gas Transmission Northwest,
              Sr. Notes,
              7.10%, 6/1/2005...................................      3,637,735
                                                                   ------------
                                                                      9,958,368
                                                                   ------------
             Total Corporate Bonds (cost $137,755,398)..........    134,223,890
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 16.5%
             FHLMC:
     153,567 6.00%, 12/1/2000...................................        152,077
     893,934 6.50%, 7/1/2004....................................        876,261
  10,000,000 7.50%, 12/1/2099...................................      9,834,300
      19,008 8.00%, 4/1/2000....................................         19,051
  10,000,000 8.00%, TBA ........................................     10,037,500
  15,000,000 8.50%, TBA (d).....................................     15,285,900
             FNMA:
   2,686,757 6.00%, 11/1/2008...................................      2,581,006
   7,423,741 6.149%, 2/1/2031...................................      7,235,697
      69,817 6.15%, 6/1/2017....................................         68,208
   3,777,825 11.00%, 2/15/2025..................................      4,125,249
  32,000,000 7.00%, TBA ........................................     31,178,600
  13,000,000 GNMA,
              8.00%, TBA (d)....................................     13,146,250
                                                                   ------------
             Total Mortgage-Backed Securities
              (cost $94,030,912)................................     94,540,099
                                                                   ------------
 U.S. AGENCY OBLIGATIONS - 9.8%
             FHLB:
   2,000,000 5.45%, 10/19/2005..................................      1,852,970
   2,860,533 5.467%, 2/19/2004..................................      2,716,553
   5,000,000 5.72%, 8/25/2003...................................      4,796,815
   3,720,000 5.89%, 6/30/2008...................................      3,424,558
   5,000,000 5.905%, 3/27/2008..................................      4,620,880
     673,009 6.043%, 4/28/2003..................................        669,172
   5,000,000 6.07%, 8/28/2008...................................      4,591,425
   1,100,554 6.23%, 5/18/2005...................................      1,087,227
   4,000,000 6.54%, 12/12/2007..................................      3,788,784
  10,000,000 7.70%, 9/20/2004...................................     10,253,260
             FHLMC:
   2,250,000 6.51%, 1/8/2007....................................      2,178,317
   1,825,000 6.97%, 6/16/2005...................................      1,785,120
             FNMA:
   6,441,000 5.125%, 2/13/2004..................................      6,020,326
   4,000,000 5.52%, 4/17/2002...................................      3,891,856
   4,495,000 6.95%, 11/13/2006..................................      4,360,442
                                                                   ------------
             Total U.S. Agency Obligations (cost $59,158,040)...     56,037,705
                                                                   ------------

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 U.S. TREASURY OBLIGATIONS+ - 24.8%
             U.S. Treasury Notes:
 $15,000,000 5.625%, 5/15/2008..................................   $ 14,409,375
  10,160,000 5.75%, 4/30/2003...................................      9,959,980
  47,470,000 6.125%, 8/15/2007..................................     47,039,827
  21,500,000 6.50%, 10/15/2006..................................     21,721,729
  29,500,000 6.625%, 5/15/2007..................................     30,080,796
  17,695,000 7.875%, 11/15/2004.................................     18,745,641
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $144,850,838)...............................    141,957,348
                                                                   ------------
 YANKEE OBLIGATIONS - 5.3%
             Banks - 4.3%
             Korea Dev. Bank,
              Notes:
   5,000,000  7.25%, 5/15/2006..................................      4,742,500
   5,000,000  7.375%, 9/17/2004.................................      4,838,255
  14,865,000 Natl. Bank of Canada,
              Sr. Sub. Notes, Ser. B,
              8.125%, 8/15/2004.................................     15,146,142
                                                                   ------------
                                                                     24,726,897
                                                                   ------------
             Diversified Companies - 0.3%
   1,750,000 Tyco Intl. Group SA,
              6.125%, 1/15/2009.................................      1,562,424
                                                                   ------------
             Finance & Insurance - 0.2%
   1,500,000 FBG Fin., Ltd.,
              Notes,
              6.75%, 11/15/2005 (a).............................      1,449,539
                                                                   ------------
             Oil/Energy - 0.3%
   1,625,000 Amoco Argentina Oil Co.,
              MTN,
              6.75%, 2/1/2007...................................      1,605,375
                                                                   ------------
             Utilities - 0.2%
   1,000,000 Hydro Quebec,
              MTN,
              7.52%, 7/17/2003..................................      1,004,458
                                                                   ------------
             Total Yankee Obligations
              (cost $31,113,684)................................     30,348,693
                                                                   ------------

  Principal
   Amount                                                             Value

 COMMERCIAL PAPER* - 25.6%
             Diversified Companies - 4.4%
 $25,000,000 Tyco Intl. Group SA,
              6.23%, 5/19/2000 .................................   $ 24,800,986
                                                                   ------------
             Finance & Insurance - 4.3%
  25,000,000 Conseco, Inc.,
              6.25%, 5/19/2000..................................     24,800,348
                                                                   ------------
             Food & Beverage Products - 4.3%
  25,000,000 Imperial Tobacco Group PLC,
              6.25%, 5/19/2000..................................     24,800,347
                                                                   ------------
             Oil/Energy - 4.3%
  25,000,000 Edison Mission Midwest Holdings,
              6.25%, 5/19/2000..................................     24,800,347
                                                                   ------------
             Paper & Packaging - 3.9%
  22,434,000 Crown, Cork & Seal Co.,
              6.25%, 5/19/2000..................................     22,254,840
                                                                   ------------
             Utilities - Electric - 4.4%
  25,000,000 Texas Utilities Co.,
              6.23%, 5/19/2000..................................     24,800,987
                                                                   ------------
             Total Commercial Paper
              (cost $146,257,853)...............................    146,257,855
                                                                   ------------
 REPURCHASE AGREEMENT - 4.4%
  25,234,311 Dresdner Bank AG#,
              5.90%, dated 3/31/2000, due
              4/3/2000, maturity value
              $25,246,718 (cost $25,234,311)....................     25,234,311
                                                                   ------------

             Total Investments -
              (cost $809,316,560).......................   139.2%   796,453,443
             Other Assets and Liabilities - net.........   (39.2)  (224,148,566)
                                                           -----  -------------
             Net Assets.................................   100.0% $ 572,304,877
                                                           =====  =============

# Collateralized by $299,000 U.S. Treasury Notes, 6.00% - 6.50%, 8/15/2009 -
  2/15/2010 and $33,700,000 U.S. Treasury STRIPS, 3.625% - 3.375%, 1/15/2007 -
  4/15/2028; value including accrued interest--$25,743,636.

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Select High Yield Bond Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                            Value
 CORPORATE BONDS - 84.5%
            Advertising & Related Services - 2.9%
 $  500,000 Infinity Broadcasting, Inc.,
             Sr. Sub. Notes,
             8.875%, 6/15/2007.................................   $   510,000
    600,000 K III Communications Corp.,
             Sr. Notes,
             8.50%, 2/1/2006...................................       577,500
    500,000 Lamar Media Corp.,
             Sr. Sub. Notes,
             9.625%, 12/1/2006.................................       498,750
                                                                  -----------
                                                                    1,586,250
                                                                  -----------
            Aerospace & Defense - 0.8%
    450,000 Sequa Corp.,
             Sr. Notes,
             9.00%, 8/1/2009...................................       419,625
                                                                  -----------
            Automotive Equipment & Manufacturing - 5.6%
    550,000 Eagle-Picher Inds.,
             Sr. Sub. Notes,
             9.375%, 3/1/2008..................................       470,250
    600,000 Federal Mogul Corp.,
             Notes,
             7.50%, 1/15/2009..................................       464,964
    600,000 Hayes Wheels Intl., Inc.,
             Ser. B,
             9.125%, 7/15/2007.................................       538,500
    500,000 Lear Corp.,
             Sub. Notes,
             9.50%, 7/15/2006..................................       487,500
    600,000 Mark IV Inds., Inc.,
             Sr. Sub. Notes,
             7.50%, 9/1/2007...................................       551,971
    500,000 Tenneco Automotive, Inc.,
             Sr. Sub. Notes,
             11.625%, 10/15/2009...............................       490,000
                                                                  -----------
                                                                    3,003,185
                                                                  -----------
            Building, Construction &
             Furnishings - 4.0%
    600,000 American Standard, Inc.,
             Sr. Notes,
             7.375%, 2/1/2008..................................       543,000
    300,000 Lennar Corp.,
             Sr. Notes,
             7.625%, 3/1/2009..................................       259,461
    650,000 MDC Holdings, Inc.,
             Sr. Notes,
             8.375%, 2/1/2008..................................       549,250
    450,000 Nortek, Inc.,
             Sr. Notes,
             Ser. B,
             8.875%, 8/1/2008..................................       405,000
    450,000 Standard Pacific Corp.,
             Sr. Notes,
             8.50%, 4/1/2009...................................       387,000
                                                                  -----------
                                                                    2,143,711
                                                                  -----------
            Business Equipment & Services - 0.5%
    300,000 Merrill Corp.,
             Sr. Sub. Notes,
             12.00%, 5/1/2009 (a)..............................       289,500
                                                                  -----------

 Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
            Cable/Other Video Distribution - 1.2%
 $  100,000 Adelphia Communications Corp.,
             Sr. Notes, Ser. B,
             9.875%, 3/1/2007....................................   $    98,000
    600,000 Charter Communications,
             Sr. Notes,
             8.625%, 4/1/2009....................................       532,500
                                                                    -----------
                                                                        630,500
                                                                    -----------
            Chemical & Agricultural Products - 3.4%
    650,000 Huntsman ICI Chemicals LLC,
             Sr. Sub. Notes,
             10.125%, 7/1/2009...................................       630,500
    250,000 ISP Holdings, Inc.,
             Sr. Notes, Ser. B,
             9.75%, 2/15/2002....................................       238,125
    550,000 Scotts Co.,
             Sr. Sub. Notes,
             8.625%, 1/15/2009 (a)...............................       508,750
    450,000 Sterling Chemicals, Inc.,
             Ser. B,
             12.375%, 7/15/2006..................................       461,250
                                                                    -----------
                                                                      1,838,625
                                                                    -----------
            Communication Systems & Services - 0.8%
    500,000 Century Communications Corp.,
             Sr. Notes,
             8.875%, 1/15/2007...................................       460,000
                                                                    -----------
            Consumer Products & Services - 1.2%
    650,000 Playtex Family Products Corp.,
             Sr. Sub. Notes,
             9.00%, 12/15/2003...................................       635,375
                                                                    -----------
            Food & Beverage Products - 1.3%
    600,000 AFC Enterprises, Inc.,
             Sr. Sub. Notes,
             10.25%, 5/15/2007...................................       585,000
    250,000 Aurora Foods, Inc.,
             Sr. Sub. Notes, Ser. B,
             9.875%, 2/15/2007...................................        95,000
                                                                    -----------
                                                                        680,000
                                                                    -----------
            Gaming - 9.9%
    600,000 Argosy Gaming Co.,
             Sr. Sub. Notes,
             10.75%, 6/1/2009....................................       610,500
    500,000 Aztar Corp.,
             Sr. Sub. Notes,
             8.875%, 5/15/2007...................................       453,750
    600,000 Boyd Gaming Corp.,
             Sr. Sub. Notes,
             9.50%, 7/15/2007....................................       564,750
    500,000 Harrahs Operating Co., Inc.,
             Sr. Sub. Notes,
             7.875%, 12/15/2005..................................       465,000
    600,000 Hollywood Park, Inc.,
             Sr. Sub. Notes,
             9.25%, 2/15/2007....................................       591,000
    600,000 Horseshoe Gaming Holdings,
             Sr. Notes,
             8.625%, 5/15/2009...................................       552,000

                                   EVERGREEN
                          Select High Yield Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                               Value
 CORPORATE BONDS - continued
            Gaming - continued
 $  600,000 Isle of Capri Casinos, Inc.,
             Sr. Sub. Notes,
             8.75%, 4/15/2009.....................................   $   528,000
    600,000 Mohegan Tribal Gaming Auth.,
             Sr. Notes,
             8.125%, 1/1/2006.....................................       568,500
    500,000 Park Place Entertainment Corp.,
             Sr. Sub. Notes,
             7.875%, 12/15/2005...................................       462,500
            Station Casinos, Inc.:
    500,000  8.88%, 12/1/2008.....................................       462,500
    100,000  9.75%, 4/15/2007.....................................        98,250
                                                                     -----------
                                                                       5,356,750
                                                                     -----------
            Independent Power Producers - 1.0%
            Calpine Corp.:
    150,000  7.63%, 4/15/2006.....................................       139,500
    450,000  7.75%, 4/15/2009.....................................       417,937
                                                                     -----------
                                                                         557,437
                                                                     -----------
            Industrial Specialty Products & Services - 0.1%
    100,000 Allied Waste No. America, Inc.,
             Sr. Notes,
             7.625%, 1/1/2006.....................................        82,500
                                                                     -----------
            Iron & Steel - 1.3%
    600,000 National Steel Corp.,
             1st Mtge. Notes, Ser. D,
             9.875%, 3/1/2009.....................................       589,500
    100,000 WHX Corp.,
             Sr. Notes,
             10.50%, 4/15/2005....................................        92,750
                                                                     -----------
                                                                         682,250
                                                                     -----------
            Lease Rental Obligations - 3.8%
    500,000 Avis Rent-A-Car, Inc.,
             11.00%, 5/1/2009.....................................       498,750
    600,000 Budget Group, Inc.,
             Sr. Notes,
             9.125%, 4/1/2006.....................................       483,000
    600,000 Nationsrent, Inc.,
             Sr. Sub. Notes,
             10.375%, 12/15/2008..................................       538,500
    600,000 United Rentals, Inc.,
             Sr. Sub. Notes, Ser. B,
             9.25%, 1/15/2009.....................................       534,000
                                                                     -----------
                                                                       2,054,250
                                                                     -----------
            Leisure & Tourism - 2.9%
    250,000 HMH Properties, Inc.,
             Ser. B,
             7.875%, 8/1/2008.....................................       211,875
    510,000 Outboard Marine Corp.,
             Sr. Sub. Notes, Ser. B,
             10.75%, 6/1/2008.....................................       395,250
    500,000 Premier Parks, Inc.,
             Sr. Notes,
             9.75%, 1/15/2007.....................................       490,625

 Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
            Leisure & Tourism - continued
 $  500,000 Prime Hospitality Corp.,
             Sr. Sub. Notes, Ser. B,
             9.75%, 4/1/2007.....................................   $   482,500
                                                                    -----------
                                                                      1,580,250
                                                                    -----------
            Manufacturing - Distributing - 2.5%
    600,000 Holley Performance Products, Inc.,
             Sr. Sub. Notes, Ser. B,
             12.25%, 9/15/2007...................................       588,000
    263,000 Owens Illinois, Inc.,
             Sr. Notes,
             7.35%, 5/15/2008....................................       236,889
    530,000 Sun World Intl., Inc.,
             1st. Mtge. Notes, Ser. B,
             11.25%, 4/15/2004...................................       522,050
                                                                    -----------
                                                                      1,346,939
                                                                    -----------
            Metals & Mining - 1.0%
    550,000 Kaiser Aluminum & Chemical Corp.,
             Sr. Notes, Ser. B,
             10.875%, 10/15/2006.................................       517,000
                                                                    -----------
            Oil/Energy - 7.6%
    600,000 Cross Timbers Oil Co.,
             Sr. Sub. Notes, Ser. B,
             8.75%, 11/1/2009....................................       552,000
    500,000 Giant Inds., Inc.,
             Sr. Sub. Notes,
             9.00%, 9/1/2007.....................................       448,125
    500,000 Nuevo Energy Co.,
             Sr. Sub. Notes, Ser. B,
             9.50%, 6/1/2008.....................................       483,750
    600,000 Ocean Energy, Inc.,
             Sr. Sub. Notes, Ser. B,
             8.375%, 7/1/2008....................................       561,000
    500,000 P&L Coal Holdings Corp.,
             Sr. Sub. Notes, Ser. B,
             9.625%, 5/15/2008...................................       446,250
    650,000 Triton Energy, Ltd.,
             Sr. Notes,
             8.75%, 4/15/2002....................................       645,125
    500,000 Vintage Petroleum, Inc.,
             Sr. Sub. Notes,
             9.00%, 12/15/2005...................................       486,250
    500,000 Western Gas Resources, Inc.,
             Sr. Sub. Notes,
             10.00%, 6/15/2009...................................       507,500
                                                                    -----------
                                                                      4,130,000
                                                                    -----------
            Paper & Packaging - 3.5%
    500,000 Container Corp. of America,
             Sr. Notes, Ser. A,
             11.25%, 5/1/2004....................................       510,000
    450,000 Packaging Corp. of America,
             Sr. Sub. Notes,
             9.625%, 4/1/2009....................................       445,500
    400,000 Repap New Brunswick, Inc.,
             Sr. Secd. Notes,
             11.50%, 6/1/2004....................................       409,500
    500,000 Stone Container Corp.,
             First Mtge.,
             10.75%, 10/1/2002...................................       508,750
                                                                    -----------
                                                                      1,873,750
                                                                    -----------

                                   EVERGREEN
                          Select High Yield Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                              Value
 CORPORATE BONDS - continued
            Printing, Publishing, Broadcasting & Entertainment -
              11.8%
 $  600,000 Ackerley Group, Inc.,
             Sr. Sub. Notes, Ser. B,
             9.00%, 1/15/2009....................................   $   558,000
    550,000 American Lawyer Media, Inc.,
             Sr. Sub. Notes, Ser. B,
             9.75%, 12/15/2007...................................       512,875
    500,000 American Media Operations, Inc.,
             Sr. Sub. Notes,
             10.25%, 5/1/2009....................................       486,250
    600,000 Chancellor Media Corp.,
             8.00%, 11/1/2008....................................       594,750
    600,000 Echostar DBS Corp.,
             Sr. Notes,
             9.375%, 2/1/2009....................................       582,000
    500,000 Emmis Communications Corp.,
             Ser. B,
             8.125%, 3/15/2009...................................       467,500
    500,000 Hollinger Intl. Publishing, Inc.,
             Sr. Sub. Notes,
             9.25%, 2/1/2006.....................................       473,750
    500,000 Lin Television Corp.,
             8.375%, 3/1/2008....................................       435,000
    500,000 Mediacom LLC,
             Sr. Notes, Ser. B,
             8.50%, 4/15/2008....................................       457,500
    600,000 Sinclair Broadcast Group, Inc.,
             Sr. Sub. Notes,
             10.00%, 9/30/2005...................................       567,000
    550,000 TV Guide, Inc.,
             Sr. Sub. Notes,
             8.125%, 3/1/2009....................................       544,500
    300,000 World Color Press, Inc.,
             Sr. Sub. Notes,
             7.75%, 2/15/2009....................................       287,634
    450,000 Young Broadcasting, Inc.,
             Ser. B,
             8.75%, 6/15/2007....................................       396,000
                                                                    -----------
                                                                      6,362,759
                                                                    -----------
            Retailing & Wholesale - 2.7%
    600,000 Ames Dept. Stores, Inc.,
             Sr. Notes,
             10.00%, 4/15/2006...................................       564,000
    400,000 Jo-Ann Stores, Inc.,
             Sr. Sub. Notes,
             10.375%, 5/1/2007...................................       354,000
    525,000 Michaels Stores, Inc.,
             Sr. Notes,
             10.875%, 6/15/2006..................................       548,625
                                                                    -----------
                                                                      1,466,625
                                                                    -----------
            Telecommunication Services & Equipment - 12.6%
    550,000 Crown Castle Intl. Corp.,
             Sr. Notes,
             9.00%, 5/15/2011....................................       500,500
    600,000 Global Crossing, Ltd.,
             Sr. Notes,
             9.125%, 11/15/2006 (a)..............................       573,000

 Principal
   Amount                                                               Value
 CORPORATE BONDS - continued
            Telecommunication Services & Equipment - continued
 $  500,000 Hyperion Telecommunications, Inc.,
             Sr. Secd. Notes, Ser. B,
             12.25%, 9/1/2004......................................   $  520,000
    550,000 Intermedia Communications, Inc.,
             Sr. Notes, Ser. B,
             8.60%, 6/1/2008.......................................      486,750
    650,000 McleodUSA, Inc.,
             Sr. Notes,
             8.125%, 2/15/2009.....................................      575,250
    600,000 Metromedia Fiber Network, Inc.,
             Sr. Notes, Ser. B,
             10.00%, 11/15/2008....................................      573,000
    500,000 Nextel Communications, Inc.,
             Sr. Notes,
             9.375%, 11/15/2009....................................      462,500
    450,000 Nextlink Communications, Inc.,
             Sr. Notes,
             12.50%, 4/15/2006.....................................      465,750
    350,000 Powertel, Inc.,
             Sr. Notes,
             11.125%, 6/1/2007.....................................      362,250
            Price Communications Wireless, Inc.:
    100,000  9.13%, 12/15/2006.....................................       97,500
    450,000  11.75%, 7/15/2007.....................................      488,250
    500,000 Time Warner Telecom, LLC,
             Sr. Notes,
             9.75%, 7/15/2008......................................      507,500
    575,000 Voicestream Wireless Co.,
             Sr. Notes,
             10.375%, 11/15/2009 (a)...............................      575,000
    600,000 Williams Communications Group, Inc.,
             Sr. Notes,
             10.875%, 10/1/2009....................................      595,500
                                                                      ----------
                                                                       6,782,750
                                                                      ----------
            Textile & Apparel - 0.1%
    100,000 Westpoint Stevens, Inc.,
             Sr. Notes,
             7.875%, 6/15/2005.....................................       79,500
                                                                      ----------
            Utilities - 2.0%
    650,000 AES Corp.,
             Sr. Sub. Notes,
             8.50%, 11/1/2007......................................      572,000
    500,000 Azurix Corp.,
             Notes,
             10.375%, 2/15/2007 (a)................................      500,000
                                                                      ----------
                                                                       1,072,000
                                                                      ----------
            Total Corporate Bonds
             (cost $47,458,672)....................................   45,631,531
                                                                      ----------
 YANKEE OBLIGATIONS - 6.8%
            Cable/Other Video Distribution - 1.7%
    450,000 Imax Corp.,
             Sr. Notes,
             7.875%, 12/1/2005.....................................      411,750
    450,000 Rogers Cablesystems, Ltd.,
             11.00%, 12/1/2015.....................................      509,625
                                                                      ----------
                                                                         921,375
                                                                      ----------

                                   EVERGREEN
                          Select High Yield Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                               Value
 YANKEE OBLIGATIONS - continued
            Finance & Insurance - 0.9%
 $  500,000 Tembec Fin. Corp.,
             Sr. Notes,
             9.875%, 9/30/2005....................................   $   500,000
                                                                     -----------
            Oil/Energy - 0.8%
    450,000 Gulf Canada Resources, Ltd.,
             Sr. Notes,
             8.35%, 8/1/2006......................................       436,500
                                                                     -----------
            Paper & Packaging - 1.6%
    420,000 Domtar, Inc.,
             Notes,
             8.75%, 8/1/2006......................................       423,675
    450,000 Norampac, Inc.,
             Sr. Notes,
             9.50%, 2/1/2008......................................       438,750
                                                                     -----------
                                                                         862,425
                                                                     -----------
            Telecommunication Services & Equipment - 1.8%
    500,000 Rogers Cantel, Inc.,
             Deb.,
             9.75%, 6/1/2016......................................       552,500
    400,000 Telewest Communications, Plc.,
             Sr. Deb.,
             9.625%, 10/1/2006....................................       388,000
                                                                     -----------
                                                                         940,500
                                                                     -----------
            Total Yankee Obligations
             (cost $3,761,779)....................................     3,660,800
                                                                     -----------

 Principal
   Amount                                                             Value
 REPURCHASE AGREEMENT - 6.7%
 $3,603,000 Evergreen Joint Repurchase Agreement 6.05%, dated
             3/31/2000, due 4/3/2000, maturity value $3,604,817
             (cost $3,603,000) (c)..............................     $ 3,603,000
                                                                     -----------

            Total Investments -
             (cost $54,823,451)............................    98.0%  52,895,331
            Other Assets and
             Liabilities - net.............................     2.0    1,084,061
                                                              -----  -----------
            Net Assets.....................................   100.0% $53,979,392
                                                              =====  ===========

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                            Select Income Plus Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)


   Shares                                                            Value

 COMMON STOCKS - 0.2%
             Banks - 0.2%
       4,000 First Rep. Pfd. Capital Corp.
              (cost $4,000,000)...............................   $    3,860,000
                                                                 --------------
  Principal
   Amount                                                            Value
 ASSET-BACKED SECURITIES - 2.8%
 $ 7,325,000 BankBoston Receivable Asset Backed Trust,
              Ser. 1997-1, Cl. A8,
              6.54%, 5/15/2009................................        7,243,876
   6,968,705 Case Equipment Loan Trust,
              Ser. 1997-B, Cl. A4,
              6.41%, 9/15/2004................................        6,930,342
     775,002 Corestates Home Equity Trust,
              Ser. 1993-2, Cl. A,
              5.10%, 3/15/2009................................          767,581
   4,996,363 Empire Funding Home Loan Owner Trust,
              Ser. 1998-1, Cl. A4,
              6.64%, 12/25/2012...............................        4,894,063
         202 First Plus Home Loan Trust,
              Ser. 1997-2, Cl. A5,
              6.82%, 4/10/2023................................              202
   1,194,102 Harley Davidson Eaglemark,
              Ser. 1996-3, Cl. A2,
              6.35%, 10/15/2002...............................        1,191,560
   1,900,949 Heller Equipment Asset Receivables Trust,
              Ser. 1997-1, Cl. A2,
              6.39%, 5/25/2005................................        1,893,716
   6,300,000 MBNA Master Credit Card Trust,
              Ser. 1996-J, Cl. A,
              6.154%, 4/15/2000...............................        6,310,489
  17,565,000 Saxon Asset Securities Trust,
              Ser. 1993-3, Cl. AF4,
              7.55%, 10/25/2026...............................       17,430,364
      93,812 Sears Mtge. Securities Corp.,
              Ser. 1999, Cl. PA19,
              10.36%, 7/25/2018...............................           93,812
     239,101 Xerox Rental Equipment Trust,
              Ser. 1996-A,
              6.20%, 12/25/2005...............................          238,578
                                                                 --------------
             Total Asset-Backed Securities
              (cost $47,457,827)..............................       46,994,583
                                                                 --------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 5.2%
   2,766,727 Carco Auto Loan Master Trust,
              Ser. 1997-1, Cl. A,
              6.689%, 8/15/2004...............................        2,762,287
   7,305,000 Commerce 2000,
              Ser. 2000-FL1A, Cl. H,
              7.298%, 4/16/2000...............................        7,131,506
   7,435,000 Credit Suisse First Boston Mtge. Securities
              Corp.,
              Ser. 1998-FL2A, Cl. D,
              7.471%, 4/15/2000...............................        7,409,959
   8,510,000 DLJ Comml. Mtge. Corp.,
              Ser. 1999-STF1, Cl. B1,
              8.413%, 4/5/2000................................        8,561,128

  Principal
   Amount                                                            Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
             FHLMC:
 $ 5,770,000  6.75%, 3/15/2007................................   $    5,740,255
   3,327,880  6.50%, 4/15/2018................................        3,312,589
      34,415  11.88%, 6/15/2013...............................           35,843
             FNMA:
   7,724,000  7.75%, 9/25/2022................................        7,675,728
   4,120,000  6.50%, 3/25/2019................................        4,012,406
   2,710,000 Midland Realty Acceptance Corp.,
              Ser. 1996-C2, Cl. A2,
              7.233%, 1/25/2029...............................        2,666,139
   5,000,000 Paine Webber Mtge. Acceptance Corp. IV,
              Ser. 1996-M1, Cl. E,
              7.655%, 1/2/2012................................        4,893,750
  20,493,272 Potomac Gurnee Fin. Corp.,
              Ser. 1, Cl. A,
              6.887%, 12/21/2026..............................       20,009,323
       3,521 Salomon Brothers Mtge., Inc.,
              10.25%, 4/1/2016................................            3,521
   3,806,003 Sasco Comml. Mtge. Trust,
              Ser. 1998-C3A, Cl. F,
              6.675%, 4/25/2000...............................        3,752,481
  10,000,000 Structured Asset Securities Corp.,
              Ser. 2000-1, Cl. A1,
              6.403%, 4/25/2000...............................       10,000,000
                                                                 --------------
             Total Collateralized Mortgage Obligations
              (cost $88,316,163)..............................       87,966,915
                                                                 --------------
 CORPORATE BONDS - 41.0%
             Aerospace & Defense - 1.5%
  10,000,000 Jet Equipment Trust,
              9.41%, 6/15/2010................................       10,718,570
   6,000,000 Raytheon Co.,
              6.00%, 12/15/2010...............................        5,131,992
  10,480,000 United Technologies Corp.,
              7.00%, 9/15/2006................................       10,332,484
                                                                 --------------
                                                                     26,183,046
                                                                 --------------
             Air Freight & Couriers - 0.3%
   5,000,000 Federal Express Corp.,
              9.65%, 6/15/2012................................        5,563,395
                                                                 --------------
             Banks - 4.1%
   5,000,000 Bank of America Corp.,
              Notes,
              9.50%, 6/1/2004.................................        5,335,050
   5,000,000 Capital One Finl. Corp.,
              Notes,
              7.25%, 5/1/2006.................................        4,805,785
   7,500,000 Comerica, Inc.,
              7.125%, 12/1/2013...............................        6,975,622
             Fleet Finl. Group, Inc.:
   8,540,000  6.88%, 1/15/2028................................        7,500,033
   6,200,000  6.38%, 5/15/2008................................        5,719,859
   4,000,000 HUBCO Capital Trust II,
              7.65%, 6/15/2028................................        3,641,200
      59,000 Irving Bank Corp.,
              Deb.,
              8.50%, 6/1/2002.................................           59,012
   7,925,000 Keycorp,
              7.50%, 6/15/2006................................        7,871,839

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Banks - continued
             Mellon Capital II:
 $ 7,000,000  7.72%, 12/1/2026.................................   $    6,461,357
   6,265,000  8.00%, 1/15/2027.................................        5,932,191
   5,000,000 Paribas New York Branch,
              6.95%, 7/22/2013.................................        4,584,070
  11,000,000 PNC Institutional Capital Trust B,
              8.315%, 5/15/2027................................       10,594,133
                                                                  --------------
                                                                      69,480,151
                                                                  --------------
             Brokers - 2.3%
             Lehman Brothers Holdings, Inc.:
   5,000,000  6.00%, 2/26/2001.................................        4,939,620
  12,000,000  7.50%, 9/1/2006..................................       11,767,320
   4,600,000 Merrill Lynch & Co., Inc.,
              8.40%, 11/1/2019.................................        4,844,444
  12,250,000 Morgan Stanley Dean Witter,
              Sr. Notes,
              5.25%, 2/8/2001..................................       12,065,478
   5,000,000 Paine Webber Group, Inc.,
              Sr. Notes,
              6.50%, 11/1/2005.................................        4,686,075
                                                                  --------------
                                                                      38,302,937
                                                                  --------------
             Building, Construction & Furnishings - 2.2%
  12,165,000 Caterpillar, Inc.,
              Deb.,
              7.25%, 9/15/2009.................................       11,983,766
  10,000,000 Masco Corp.,
              Deb.,
              7.75%, 8/1/2029..................................        9,849,530
  10,000,000 Owens Corning,
              7.50%, 5/1/2005..................................        9,403,180
   6,500,000 Pulte Corp.,
              9.50%, 4/1/2003..................................        6,500,000
                                                                  --------------
                                                                      37,736,476
                                                                  --------------
             Cable/Other Video Distribution - 1.8%
   6,910,000 Comcast Cable Communications,
              Notes,
              6.20%, 11/15/2008................................        6,164,964
   6,375,000 Tele-Communications, Inc., Sr. Notes,
              7.25%, 8/1/2005..................................        6,366,623
             Time Warner, Inc.:
   4,000,000  6.88%, 6/15/2018.................................        3,553,280
   8,355,000  8.11%, 8/15/2006.................................        8,576,040
   5,000,000  8.18%, 8/15/2007.................................        5,152,535
                                                                  --------------
                                                                      29,813,442
                                                                  --------------
             Chemical & Agricultural Products - 0.3%
   5,000,000 Millennium America, Inc.,
              7.00%, 11/15/2006 ...............................        4,558,685
                                                                  --------------
             Consumer Products & Services - 0.5%
   8,750,000 Procter & Gamble Co.,
              6.875%, 9/15/2009................................        8,533,919
                                                                  --------------
             Diversified Companies - 0.3%
   5,000,000 GTE Corp.,
              9.375%, 12/1/2000................................        5,078,185
                                                                  --------------

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Electronic Equipment & Services - 0.3%
 $ 5,000,000 Texas Instruments, Inc.,
              Notes,
              6.125%, 2/1/2006.................................   $    4,696,655
                                                                  --------------
             Finance & Insurance - 7.7%
   8,365,000 Associates Corp., No. America,
              Sr. Notes,
              5.80%, 4/20/2004.................................        7,877,128
  28,510,000 CIT Group, Inc.,
              Sr. Notes,
              7.125%, 10/15/2004...............................       28,146,241
  10,000,000 Citigroup Capital II,
              7.75%, 12/1/2036.................................        9,263,440
  10,000,000 Duke Capital Corp.,
              Sr. Notes,
              7.25%, 10/1/2004.................................        9,888,740
   8,000,000 Emerald Investor Grade CBO II, Ltd., Ser. 1A,
              6.768%, 8/24/2000................................        7,984,000
   5,000,000 Ford Motor Credit Co.,
              6.70%, 7/16/2004.................................        4,852,940
  10,000,000 Heller Finl., Inc., Notes,
              6.00%, 3/19/2004.................................        9,490,210
  20,000,000 Household Fin. Corp., Notes,
              7.20%, 7/15/2006.................................       19,523,320
  10,000,000 Loews Corp., Sr. Notes,
              7.00%, 10/15/2023................................        8,608,400
   4,000,000 Macsaver Finl. Svcs., Inc.,
              Deb.,
              7.60%, 8/1/2007..................................        2,380,000
             Private Export Funding Corp.:
   5,000,000  6.90%, 1/31/2003.................................        4,979,540
  10,000,000  7.30%, 1/31/2002.................................       10,055,930
   7,676,562 Topaz 1997 1, Ltd.,
              6.92%, 3/10/2007.................................        7,430,490
                                                                  --------------
                                                                     130,480,379
                                                                  --------------
             Food & Beverage Products - 0.4%
   7,000,000 Coca Cola Enterprises, Inc.,
              Notes,
              7.875%, 2/1/2002.................................        7,058,597
                                                                  --------------
             Forest Products - 0.3%
   5,391,000 Weyerhaeuser Co.,
              6.95%, 8/1/2017..................................        4,973,580
                                                                  --------------
             Gaming - 0.2%
   4,000,000 Circus Circus Enterprises, Inc.,
              7.625%, 7/15/2013................................        3,180,000
                                                                  --------------
             Industrial Development/Pollution/
              Resource Recovery - 0.6%
  12,500,000 USA Wst. Service, Inc.,
              7.125%, 10/1/2007................................       10,905,363
                                                                  --------------
             Internet Software & Services - 1.0%
  10,000,000 PSI Net, Inc.,
              Sr. Notes,
              11.00%, 8/1/2009.................................        9,750,000
   7,500,000 Verio, Inc.,
              10.625%, 11/15/2009..............................        7,312,500
                                                                  --------------
                                                                      17,062,500
                                                                  --------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Lease Rental Obligations - 0.2%
 $ 4,000,000 AMERICO,
              Sr. Notes,
              7.20%, 4/1/2002..................................   $    3,879,592
                                                                  --------------
             Machinery - Diversified - 0.3%
   5,000,000 Deere & Co.,
              Deb.,
              8.95%, 6/15/2019.................................        5,602,460
                                                                  --------------
             Metals & Mining - 0.2%
   4,000,000 Freeport McMoran Resources Partners,
              Sr. Notes,
              7.00%, 2/15/2008.................................        3,742,168
                                                                  --------------
             Metal Products & Services - 0.7%
  12,500,000 Aluminum Co. America, Inc.,
              6.75%, 1/15/2028.................................       11,234,550
                                                                  --------------
             Oil/Energy - 2.8%
   6,500,000 Atlantic Richfield Co.,
              Deb.,
              9.00%, 4/1/2021..................................        7,487,740
  10,135,000 Chevron Corp.,
              6.625%, 10/1/2004................................        9,934,651
  15,000,000 Occidental Petroleum Corp.,
              Sr. Notes,
              8.45%, 2/15/2029.................................       15,215,955
  10,000,000 Texaco Capital, Inc.,
              5.50%, 1/15/2009.................................        8,841,510
   6,000,000 Transocean Offshore, Inc.,
              7.45%, 4/15/2027.................................        5,855,640
                                                                  --------------
                                                                      47,335,496
                                                                  --------------
             Paper & Packaging - 0.9%
  10,000,000 Fort James Corp.,
              Sr. Notes,
              6.625%, 9/15/2004................................        9,634,360
   5,000,000 Georgia Pacific Corp.,
              7.70%, 6/15/2015.................................        4,748,575
                                                                  --------------
                                                                      14,382,935
                                                                  --------------
             Real Estate - 0.7%
   7,500,000 Duke Weeks Realty, Ltd.,
              Sr. Notes,
              7.75%, 11/15/2009................................        7,230,547
   5,000,000 Susa Partnership, LP,
              Notes,
              7.00%, 12/1/2007.................................        4,559,910
                                                                  --------------
                                                                      11,790,457
                                                                  --------------
             Retailing & Wholesale - 2.4%
   3,500,000 Dayton Hudson Corp.,
              Notes,
              5.875%, 11/1/2008................................        3,153,752
   6,000,000 Dillards, Inc.,
              Notes,
              6.08%, 8/1/2000..................................        5,954,160
  16,250,000 Target Corp.,
              Notes,
              7.50%, 2/15/2005.................................       16,391,635

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Retailing & Wholesale - continued
 $ 8,000,000 Wal-Mart Stores, Inc.,
              Sr. Notes,
              6.875%, 8/10/2009................................   $    7,808,000
   8,000,000 Westvaco Corp.,
              7.75%, 2/15/2023.................................        7,881,528
                                                                  --------------
                                                                      41,189,075
                                                                  --------------
             Telecommunication Services & Equipment - 6.0%
   5,000,000 Airtouch Communications, Inc.,
              7.00%, 10/1/2003.................................        4,920,755
   6,935,000 AT&T Corp.,
              Notes,
              6.50%, 3/15/2029.................................        6,013,394
   2,427,810 Bellsouth Savings & Employee Stock,
              MTN,
              9.125%, 7/1/2003.................................        2,494,318
  10,000,000 Metromedia Fiber Network, Inc.,
              Sr. Notes, Ser. B,
              10.00%, 11/15/2008...............................        9,550,000
  10,500,000 Qwest Communications Intl., Inc.,
              Sr. Notes,
              7.50%, 11/1/2008.................................       10,206,042
  10,000,000 Sprint Capital Corp.,
              6.90%, 5/1/2019..................................        9,161,700
   5,000,000 Sprint Spectrum, LP,
              11.00%, 8/15/2006................................        5,389,295
             U.S. West Capital Funding, Inc.:
  10,000,000  6.25%, 7/15/2005.................................        9,403,620
   5,000,000  6.38%, 7/15/2008.................................        4,583,235
  17,830,000 U.S. West Communications, Inc.,
              7.20%, 11/1/2004.................................       17,628,343
   5,000,000 Williams Communications Group, Inc.,
              Sr. Notes,
              10.875%, 10/1/2009...............................        4,962,500
             Worldcom, Inc.:
  12,510,000  6.40%, 8/15/2005.................................       11,957,746
   5,000,000  6.95%, 8/15/2028.................................        4,580,980
                                                                  --------------
                                                                     100,851,928
                                                                  --------------
             Transportation - 0.7%
   1,409,713 Continental Airlines Pass Through Trust,
              Ser. 1997-1, Cl. C,
              7.42%, 4/1/2007..................................        1,375,309
  10,000,000 CSX Corp.,
              8.10%, 9/15/2022.................................        9,988,940
                                                                  --------------
                                                                      11,364,249
                                                                  --------------
             Utilities - Electric - 2.3%
   3,000,000 Carolina Power & Light Co.,
              8.625%, 9/15/2021................................        3,263,640
   7,000,000 Central VT Pub. Svcs. Corp.,
              8.125%, 8/1/2004.................................        6,738,249
  10,000,000 Commonwealth Edison Co.,
              Notes,
              7.625%, 1/15/2007................................       10,004,660
  18,500,000 Niagara Mohawk Power Corp.,
              Sr. Notes,
              7.75%, 10/1/2008.................................       18,226,422
                                                                  --------------
                                                                      38,232,971
                                                                  --------------
             Total Corporate Bonds
              (cost $719,932,116)..............................      693,213,191
                                                                  --------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                            Value

 MORTGAGE-BACKED SECURITIES - 12.8%
             FHLMC:
 $ 1,776,593  5.50%, 4/1/2006.................................   $    1,678,898
   4,079,506  7.50%, 5/1/2009 - 10/1/2010.....................        4,081,891
   2,544,164  8.00%, 7/1/2025.................................        2,558,666
   8,250,000  7.00%, TBA......................................        7,956,052
  20,000,000  7.50%, TBA......................................       19,618,600
             FNMA:
   8,181,496  6.50%, 8/1/2010 - 9/1/2010......................        7,919,576
  11,182,948  7.00%, 11/1/2026................................       10,799,485
  15,293,660  7.50%, 6/1/2002 - 5/1/2027......................       15,132,164
   8,267,786  8.00%, 11/1/2029................................        8,322,601
  10,000,000  8.00%, 12/1/2099................................       10,028,100
             GNMA:
  25,626,032  6.00%, 4/15/2011 - 1/20/2029....................       23,458,734
  50,383,165  6.50%, 2/15/2009 - 4/20/2029....................       47,698,200
  19,480,866  7.00%, 2/15/2011 - 5/15/2027....................       18,996,924
   6,263,161  7.50%, 12/15/2025...............................        6,228,901
   5,448,670  8.25%, 7/15/2008 - 5/15/2020....................        5,550,429
     319,897  8.50%, 7/15/2021................................          328,480
   5,639,176  9.00%, 5/15/2016 - 10/15/2021...................        5,880,874
   1,198,128  9.50%, 8/15/2018 - 12/15/2020...................        1,261,506
      37,087  11.50%, 5/15/2013 - 6/15/2013...................           41,033
  19,100,000  8.00%, TBA (d)..................................       19,249,219
                                                                 --------------
             Total Mortgage-Backed Securities
              (cost $221,160,493).............................      216,790,333
                                                                 --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 7.0%
   2,000,000 FFCB,
              7.60%, 7/24/2006................................        2,052,412
             FHLB:
   6,600,000  5.38%, 3/2/2001.................................        6,526,166
  10,000,000  5.62%, 1/27/2003................................        9,635,890
   5,000,000  5.82%, 7/13/2005................................        4,726,480
   5,000,000  6.50%, 11/29/2005...............................        4,866,870
             FHLMC:
   5,000,000  6.24%, 10/6/2004................................        4,842,400
  34,325,000  6.88%, 1/15/2005................................       34,055,549
             Finl. Assistance Corp.:
  17,500,000  8.80%, 6/10/2005................................       18,715,620
   5,000,000  9.38%, 7/21/2003................................        5,324,530
             FNMA:
   9,045,000  5.13%, 2/13/2004................................        8,454,253
  20,099,000  6.38%, 1/16/2002 - 6/15/2009....................       19,242,558
                                                                 --------------
             Total U.S. Government & Agency Obligations
              (cost $120,316,217).............................      118,442,728
                                                                 --------------
 U.S. TREASURY OBLIGATIONS - 19.8%
             U.S. Treasury Bonds:
  22,301,000  6.50%, 11/15/2026+..............................       23,534,535
  25,000,000  7.50%, 11/15/2016+..............................       28,335,950
  10,000,000  8.00%, 11/15/2021...............................       12,178,130
  44,454,000  8.13%, 8/15/2019 - 8/15/2021+...................       54,568,136
  15,000,000  8.75%, 5/15/2020................................       19,359,375
   8,500,000  8.88%, 2/15/2019................................       10,994,223
  15,000,000  9.00%, 11/15/2018+..............................       19,570,320
  15,000,000  11.25%, 2/15/2015+..............................       22,185,945

  Principal
   Amount                                                            Value

 U.S. TREASURY OBLIGATIONS - continued
             U.S. Treasury Notes:
 $77,338,000  5.75%, 10/31/2002 - 8/15/2003+..................   $   75,908,542
  23,940,000  6.13%, 12/31/2001+..............................       23,775,412
   5,000,000  6.25%, 2/28/2002................................        4,975,000
  19,035,000  7.00%, 7/15/2006................................       19,701,225
  10,000,000  7.25%, 5/15/2004................................       10,312,500
   5,050,000  7.50%, 11/15/2001...............................        5,127,331
   4,000,000  7.88%, 11/15/2004...............................        4,237,500
                                                                 --------------
             Total U.S. Treasury Obligations
              (cost $330,348,874).............................      334,764,124
                                                                 --------------
 YANKEE OBLIGATIONS - 10.8%
             Banks - 1.4%
   2,000,000 Banco Santiago,
              7.00%, 7/18/2007................................        1,808,970
   8,000,000 Korea Dev. Bank,
              Notes,
              7.25%, 5/15/2006................................        7,588,000
   5,000,000 Santander Fin. Issuances,
              6.375%, 2/15/2011...............................        4,437,310
   5,000,000 Svenska Handelsbanken,
              8.35%, 7/15/2004................................        5,142,620
   5,000,000 Westpac Banking Corp.,
              Sub. Deb.,
              9.125%, 8/15/2001...............................        5,093,420
                                                                 --------------
                                                                     24,070,320
                                                                 --------------
             Building, Construction & Furnishings - 0.6%
   5,000,000 Celulosa Arauco Y Constitucion,
              7.20%, 9/15/2009................................        4,555,255
   5,000,000 Cemex SA,
              9.625%, 10/1/2009...............................        5,126,000
                                                                 --------------
                                                                      9,681,255
                                                                 --------------
             Diversified Companies - 0.6%
  10,000,000 Tyco Intl. Group SA,
              5.875%, 11/1/2004...............................        9,294,470
                                                                 --------------
             Finance & Insurance - 1.3%
   6,000,000 FBG Fin., Ltd., Notes,
              6.75%, 11/15/2005...............................        5,798,154
  11,500,000 Fletcher Challenge Capital Canada, Inc.,
              7.875%, 3/24/2017...............................       10,769,037
   5,000,000 Ford Capital BV,
              9.875%, 5/15/2002...............................        5,213,665
                                                                 --------------
                                                                     21,780,856
                                                                 --------------
             Government - 2.2%
  10,000,000 Argentina,
              Ser. B,
              0.00%, 4/15/2001 (b)............................        9,200,000
  10,000,000 Manitoba Province, Canada,
              Deb., Ser. CQ,
              8.00%, 4/15/2002................................       10,134,400
             Quebec Province, Canada:
   5,250,000  5.75%, 2/15/2009................................        4,686,481
   8,200,000  8.80%, 4/15/2003................................        8,523,965
   5,000,000 United Mexican States,
              9.875%, 2/1/2010................................        5,300,000
                                                                 --------------
                                                                     37,844,846
                                                                 --------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                            Value

 YANKEE OBLIGATIONS - continued
             Leisure & Tourism - 0.5%
 $10,060,000 Royal Caribbean Cruises, Ltd.,
              7.50%, 10/15/2027...............................   $    9,094,622
                                                                 --------------
             Metals & Mining - 0.5%
   7,854,000 Barrick Gold Fin., Inc.,
              7.50%, 5/1/2007.................................        7,561,321
                                                                 --------------
             Oil/Energy - 1.0%
  15,000,000 Petro Canada, Ltd.,
              8.60%, 1/15/2010................................       16,621,200
                                                                 --------------
             Telecommunication Services & Equipment - 1.8%
  30,085,000 Vodafone Airtouch, PLC,
              7.75%, 2/15/2010................................       30,374,809
                                                                 --------------
             Utilities - Electric - 0.9%
   8,000,000 Korea Electric Power Corp.,
              8.25%, 3/15/2005................................        7,943,937
   7,500,000 Ontario Hydro Corp.,
              7.45%, 3/31/2013................................        7,445,175
                                                                 --------------
                                                                     15,389,112
                                                                 --------------
             Total Yankee Obligations
              (cost $181,697,756).............................      181,712,811
                                                                 --------------
 COMMERCIAL PAPER - 14.6%
             Diversified Companies - 4.1%
             Tyco Intl. Group SA:
  50,000,000  6.10%, 4/3/2000*................................       50,000,000
  19,311,000  6.20%, 4/19/2000................................       19,257,788
                                                                 --------------
                                                                     69,257,788
                                                                 --------------
             Finance & Insurance - 10.4%
  50,000,000 Conseco, Inc.,
              6.05%, 4/3/2000*................................       50,000,000
  26,628,000 Dominion Capital,
              6.05%, 4/3/2000*................................       26,628,000
  50,000,000 Glencore Funding, Inc.,
              6.03%, 4/3/2000*................................       50,000,000
  50,000,000 UNUM Corp.,
              6.10%, 4/3/2000*................................       50,000,000
                                                                 --------------
                                                                    176,628,000
                                                                 --------------
             Total Commercial Paper
              (cost $245,885,788).............................      245,885,788
                                                                 --------------

  Principal
   Amount                                                            Value

 REPURCHASE AGREEMENTS - 2.4%
 $34,292,564 Dresdner Bank AG,
              dated 03/31/2000, 5.90%,
              maturing 4/3/2000,
              maturity value $34,309,425
              (cost $34,292,564)*.............................   $   34,292,564
   6,172,000 State Street Bank & Trust Co.,
              dated 03/31/2000, 6.05%,
              maturing 4/3/2000,
              maturity value $6,175,112
              (cost $6,172,000) (c)...........................        6,172,000
                                                                 --------------
                                                                     40,464,564
                                                                 --------------

   Shares                                                            Value

 MUTUAL FUND SHARES - 0.0%
     228,066 Valiant General Fund
              (cost $228,066).................................          228,066
                                                                 --------------

             Total Investments -
              (cost $1,999,807,864)...................   116.5%  1,970,323,103
             Other Assets and Liabilities - net.......   (16.5)   (279,752,133)
                                                         -----  --------------
             Net Assets...............................   100.0% $1,690,570,970
                                                         =====  ==============

* Collateralized by $35,521,000 U.S. Treasury Notes, 5.50% - 6.50%, 8/15/2004 -
  8/15/2009; value including accrued interest--$34,980,779.

                 See Combined Notes to Schedule of Investments.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - 96.1%
             Alabama - 2.9%
 $18,200,000 Mobile, AL Arpt. Auth. RRB,
              Ser. A,
              6.375%, 10/1/2014.................................   $ 19,162,598
                                                                   ------------
             Alaska - 0.6%
   3,750,000 Alaska IDA RB, Ser. A,
              5.70%, 4/1/2011,
              (Insd. by MBIA)...................................      3,808,013
                                                                   ------------
             Arizona - 0.6%
   3,525,000 Phoenix, AZ SFHRB, Refunding,
              Ser. A,
              6.60%, 12/1/2029..................................      3,689,300
                                                                   ------------
             Arkansas - 0.7%
   4,110,000 Arkansas Student Loan Auth.,
              Sub. Ser. B,
              7.25%, 6/1/2009...................................      4,502,628
                                                                   ------------
             California - 3.8%
             California HFA:
   2,335,000  Ser. A,
              7.55%, 8/1/2003...................................      2,487,849
  10,000,000  Ser. L,
              0.00%, 8/1/2027 (b)...............................      2,184,200
  10,000,000 California Student Loan RB,
              Ser. D,
              6.50%, 6/1/2005...................................     10,289,700
   8,950,000 Central Valley, CA RB,
              Cogeneration Proj.,
              6.00%, 7/1/2009...................................      9,093,737
     940,000 Delta Cnty., CA Home Mtge. Fin.,
              Ser. A,
              6.70%, 6/1/2024,
              (Insd. by MBIA)...................................        994,219
                                                                   ------------
                                                                     25,049,705
                                                                   ------------
             Colorado - 3.4%
   4,000,000 Arapahoe Cnty., CO Capital Impt.
              Hwy. RB, Ser. E470, Prerefunded,
              6.90%, 8/31/2015..................................      4,472,760
             Colorado HFA, SFHRB:
   2,250,000  Sr. Ser. C2,
              6.875%, 11/1/2028.................................      2,363,017
              Sr. Ser. C3:
   1,000,000  4.70%, 10/1/2022..................................        997,250
   1,000,000  6.75%, 5/1/2017...................................      1,046,300
             Denver, CO City & Cnty.:
   4,500,000  Arpt. RB, Ser. A,
              8.25%, 11/15/2012.................................      4,667,580
   1,000,000  Sch. RB, Ser. B,
              6.50%, 12/1/2002,
              (Insd. by MBIA)...................................      1,037,380
   3,025,000  Spl. Fac. RB, Rental Car Proj.,
              Ser. A,
              6.00%, 1/1/2011,
              (Insd. by MBIA)...................................      3,179,729
   3,485,000 Larimer Cnty., CO GO,
              Sch. Dist. No. R1,
              8.50%, 12/15/2008,
              (Insd. by MBIA)...................................      4,309,203
                                                                   ------------
                                                                     22,073,219
                                                                   ------------

  Principal
   Amount                                                              Value

 MUNICIPAL OBLIGATIONS - continued
             Connecticut - 0.7%
             Connecticut Dev. Auth., Mtge. RB
             Church Homes, Inc. Hlth. Care Proj.:
 $   340,000 4.65%, 4/1/2000.....................................   $    340,000
     425,000 4.90%, 4/1/2002.....................................        420,312
     925,000 5.00%, 4/1/2003.....................................        907,897
   1,220,000 5.40%, 4/1/2007.....................................      1,168,114
   2,035,000 5.70%, 4/1/2012.....................................      1,818,781
                                                                    ------------
                                                                       4,655,104
                                                                    ------------
             Delaware - 0.5%
   3,000,000 Delaware Solid Wst. Sys. RB,
              Ser. A,
              6.75%, 7/1/2003....................................      3,073,530
                                                                    ------------
             Florida - 1.2%
   1,080,000 Halifax Hosp. Med. Ctr. FL Hlth.,
              Ser. A,
              4.60%, 4/1/2008,
              (Insd. by ACA).....................................        990,446
             Palm Beach Cnty., FL Hlth. Facs. Auth. RB:
              Abbey DelRay So. Proj.:
     700,000  4.50%, 10/1/2000...................................        698,418
     750,000  4.65%, 10/1/2001...................................        743,078
     805,000  4.80%, 10/1/2002...................................        792,885
     775,000  5.00%, 10/1/2003...................................        757,764
     850,000  5.00%, 10/1/2004...................................        822,196
     930,000  5.10%, 10/1/2005...................................        894,093
     500,000  5.30%, 10/1/2007...................................        475,430
              Waterford Proj.:
     675,000  4.50%, 10/1/2000...................................        673,475
     725,000  4.65%, 10/1/2001...................................        718,308
                                                                    ------------
                                                                       7,566,093
                                                                    ------------
             Georgia - 0.2%
   1,500,000 Coffee Cnty., GA RB,
              6.75%, 12/1/2026...................................      1,367,655
                                                                    ------------
             Illinois - 5.2%
   1,770,000 Chicago, IL SFHRB,
              Ser. A,
              4.70%, 10/1/2017...................................      1,741,184
             Illinois Dev. Fin. Auth. PCRB:
   4,000,000  Cmnwlth. Ed.,
              5.30%, 1/15/2004...................................      4,033,760
     400,000  Ser. A,
              7.60%, 3/1/2014....................................        409,076
             Illinois Dev. Fin. Auth. RB:
   2,510,000  Capital Appreciation Sch. Dist. Lockport,
              5.00%, 7/1/2006....................................      2,327,398
              Community Rehab. Providers,
              Ser. A:
   2,540,000  5.70%, 7/1/2007....................................      2,456,104
   3,490,000  5.80%, 7/1/2008....................................      3,385,195
   4,685,000 Illinois Hlth. Facs. Auth. RB, Mercy Hosp.,
              9.996%, 1/1/2015...................................      6,212,591
  12,500,000 Illinois Sales Tax RB, Ser. Q,
              6.00%, 6/15/2012,
              (Insd. by MBIA/IBC)................................     13,323,125
                                                                    ------------
                                                                      33,888,433
                                                                    ------------

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Indiana - 1.7%
 $ 1,000,000 Indiana Hlth. Facs. Hosp. RB, Charity Obl. Group,
              Ser. D,
              5.50%, 11/15/2008.................................   $  1,006,750
     885,000 Indiana SFHRRB, Ser. B1
              7.55%, 7/1/2010,
              (Insd. by FHA)....................................        906,886
   9,485,000 Sullivan PCRB, Ser. 1993-C,
              5.95%, 5/1/2009...................................      9,425,434
                                                                   ------------
                                                                     11,339,070
                                                                   ------------
             Kansas - 2.5%
   5,000,000 Burlington, KS Env. Impt. RB,
              4.50%, 10/1/2017..................................      4,846,550
             Sedgwick & Shawnee Cnty., KS SFHRB:
   1,810,000  Ser. A, AMT,
              6.70%, 6/1/2029...................................      1,988,647
   3,635,000  Ser. A1,
              5.15%, 12/1/2013..................................      3,572,151
   5,840,000 Wichita, KS Hosp. RB, Ser. XI,
              6.75%, 11/15/2014.................................      6,206,810
                                                                   ------------
                                                                     16,614,158
                                                                   ------------
             Kentucky - 0.8%
   5,000,000 Ashland, KY PCRB,
              Ashland Oil, Inc. Proj.,
              6.65%, 8/1/2009...................................      5,181,550
                                                                   ------------
             Louisiana - 1.0%
             East Baton Rouge, LA Sales Tax RB:
   1,760,000  8.00%, 2/1/2002, (Insd. by FGIC)..................      1,858,402
   1,920,000  8.00%, 2/1/2003, (Insd. by FGIC)..................      2,074,944
             Jefferson Parish, LA Sinking Fund Mtge. RRB,
              Ser. B1:
     750,000  5.00%, 12/1/2012..................................        735,885
   2,000,000  6.75%, 6/1/2030...................................      2,103,620
                                                                   ------------
                                                                      6,772,851
                                                                   ------------
             Maryland - 0.4%
   2,670,000 Frederick Cnty., MD Spl. Tax RB, Urbana CDA,
              6.25%, 7/1/2010...................................      2,528,624
                                                                   ------------
             Massachusetts - 4.6%
   5,000,000 Boston, MA IDA, Pilot Seafood Proj.,
              0.00%, 4/1/2030, (b) .............................      5,041,350
   8,155,000 Massachusetts Edl. Fin. Auth.,
              Issue G, Ser. A,
              5.50%, 12/1/2007..................................      8,194,797
             Massachusetts HFA RB:
   6,095,000 Hsg. Proj., Ser. A,
              5.95%, 10/1/2008,
              (Insd. by AMBAC)..................................      6,248,228
   2,000,000 Residential Dev., Refunding,
              6.35%, 5/15/2003..................................      2,076,440
   8,500,000 Massachusetts Port Auth. RB,
              Ser. 1999A,
              0.00%, 10/1/2029 (b)..............................      8,477,475
                                                                   ------------
                                                                     30,038,290
                                                                   ------------

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Michigan - 2.3%
 $ 7,000,000 Dickinson Cnty., MI EDA RRB,
              Dev. Corp. Solid Wst. Disposal,
              6.55%, 3/1/2007...................................   $  7,149,310
   5,715,000 Dickinson Cnty., MI
              Healthcare RRB,
              5.50%, 11/1/2013..................................      4,892,554
   3,000,000 Michigan Bldg. Auth. RRB,
              Facs. Program, Ser. 1,
              4.625%, 10/15/2021................................      2,843,130
                                                                   ------------
                                                                     14,884,994
                                                                   ------------
             Minnesota - 0.1%
             Minnesota HFA, Ser. C:
     480,000  6.80%, 7/1/2011...................................        490,272
     385,000  7.10%, 7/1/2011, (Insd. by FHA)...................        395,607
                                                                   ------------
                                                                        885,879
                                                                   ------------
             Mississipi - 3.4%
  10,750,000 Mississippi Business Fin. Corp.
              Solid Wst. Disposal RB,
              Phosphates Corp. Proj.,
              5.80%, 3/1/2022...................................      9,223,392
   4,855,000 Mississippi Gulf Coast Regl. Wst. Wtr.
              Auth. RB, Wst. Wtr. Treatment,
              ETM,
              7.00%, 7/1/2012...................................      5,502,560
   7,230,000 Mississippi Home Corp. SFHRB, Refunding,
              Ser. H,
              6.70%, 12/1/2029..................................      7,390,289
                                                                   ------------
                                                                     22,116,241
                                                                   ------------
             Missouri - 4.4%
             Missouri Hsg. Dev. Commission Mtge. RB:
   2,340,000  Ser. B2, AMT,
              6.40%, 9/1/2029...................................      2,436,665
   5,145,000  Ser. E1, Prerefunded, AMT,
              6.45%, 9/1/2029...................................      5,356,923
             Missouri Hsg. Dev. Commission Mtge. SFHRB:
   2,500,000  Ser. A1,
              7.50%, 3/1/2031...................................      2,743,225
   8,500,000  Ser. C1,
              6.95%, 9/1/2030...................................      9,154,415
   3,000,000 Missouri Office Bldg. Spl. GO,
              6.00%, 12/1/2002..................................      3,064,500
             St. Louis Cnty., MO MHRB:
   1,555,000  Westbrooke Apts., Ser. C,
              0.00%, 11/15/2029 (b).............................      1,549,853
   4,570,000  Westbrooke Village West, Ser. B,
              0.00%, 11/15/2029 (b).............................      4,554,873
                                                                   ------------
                                                                     28,860,454
                                                                   ------------
             Montana - 0.4%
   2,500,000 Montana Board Hsg. SFHRB,
              Ser. A2,
              5.70%, 12/1/2031..................................      2,511,575
                                                                   ------------
             Nevada - 0.0%
     270,000 Nevada Hsg. Division SFHRB,
              Ser. A1,
              7.55%, 10/1/2010..................................        274,180
                                                                   ------------

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             New Hampshire - 2.2%
 $13,000,000 New Hampshire Business Fin. Auth. PCRB, United
              Illumination Proj., Refunding,
              4.55%, 7/1/2027...................................   $ 12,333,880
   2,250,000 New Hampshire HFA RB, Ser. D,
              6.15%, 7/1/2029...................................      2,309,332
                                                                   ------------
                                                                     14,643,212
                                                                   ------------
             New Jersey - 5.9%
             Cherry Hill Township, NJ:
     705,000  Prerefunded,
              5.80%, 6/1/2004...................................        733,306
     295,000  Unrefunded,
              5.80%, 6/1/2004...................................        306,257
   2,000,000 Howell Township, NJ GO,
              6.40%, 1/1/2003,
              (Insd. by FGIC)...................................      2,085,940
             New Jersey EDA RB:
  16,525,000 Continental Airlines, Inc. Proj.,
              6.625%, 9/15/2012,
              (Insd. by FHA)....................................     16,749,575
     900,000  Keswick Pines Proj.,
              5.60%, 1/1/2012...................................        782,802
   3,380,000  The Evergreens,
              5.875%, 10/1/2012.................................      3,135,626
             New Jersey EDA, Franciscan Oaks Proj.,
              Franciscan Oaks Proj.:
   3,620,000  5.60%, 10/1/2012..................................      3,220,605
   4,000,000  5.70%, 10/1/2017..................................      3,323,320
             New Jersey Hsg. & Mtge. Fin. Agcy. RB,
              Home Buyer, AMT:
   3,650,000  5.10%, 10/1/2006,
              (Insd. by MBIA)...................................      3,624,523
   1,650,000  Ser. 1,
              6.45%, 11/1/2007..................................      1,714,680
             New Jersey Hwy. Garden St.:
     125,000  Prerefunded,
              6.25%, 1/1/2014...................................        130,513
     875,000  Unrefunded,
              6.25%, 1/1/2014...................................        908,031
     500,000 New Jersey Turnpike Auth. RB,
              Ser. C,
              6.30%, 1/1/2004...................................        511,740
     160,000 New Jersey Wst. Wtr. Treatment
              Trust Loan,
              6.80%, 6/15/2002..................................        161,606
   1,000,000 Rutgers Univ., NJ RB, Ser. R,
              6.40%, 5/1/2008...................................      1,047,460
                                                                   ------------
                                                                     38,435,984
                                                                   ------------
             New Mexico - 0.3%
   1,600,000 New Mexico HFA SFHRB, Ser. A2, AMT,
              7.10%, 9/1/2030...................................      1,737,664
                                                                   ------------

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             New York - 15.5%
 $ 7,000,000 Metropolitan Trans. Auth., NY Trans.
              Facs., Ser. A,
              Prerefunded,
              6.10%, 7/1/2026,
              (Insd. by FSA)....................................   $  7,534,660
   8,000,000 New York City Muni. Wtr. Fin. Auth.,
              Ser. B, Prerefunded,
              6.25%, 6/15/2020..................................      8,630,400
  13,000,000 New York Dormitory Auth. RB, Ser. A,
              5.50%, 5/15/2013..................................     13,120,250
             New York Env. Facs.:
     800,000  Ser. A, Prerefunded,
              7.05%, 6/15/2004..................................        839,920
     200,000  Ser. A, Unrefunded,
              7.05%, 6/15/2004..................................        209,288
   1,000,000 New York Local Assistance Corp. RB,
              Ser. A, Prerefunded,
              7.125%, 4/1/2011..................................      1,047,540
             New York, NY GO:
  14,490,000  Ser. 1992-B,
              7.50%, 2/1/2006...................................     15,316,799
              Ser. A:
  10,535,000  5.875%, 8/1/2003..................................     10,839,988
   2,500,000  6.25%, 8/1/2010...................................      2,653,075
   3,000,000  6.25%, 8/1/2011...................................      3,178,680
   5,795,000  Ser. C,
              6.50%, 2/1/2008...................................      6,262,541
   2,005,000  Ser. F,
              5.90%, 8/1/2009...................................      2,090,233
   6,000,000  Ser. I,
              6.50%, 3/15/2005..................................      6,360,900
   6,045,000 New York Urban Dev. Corp. RB,
              5.75%, 7/1/2009...................................      6,293,994
   6,000,000 Port Auth. of NY & NJ RB, Spl. Obl.
              6.75%, 10/1/2011..................................      6,132,120
             Tsasc, Inc., NY RB,
              Ser. 1:
   3,200,000  5.50%, 7/15/2013..................................      3,114,496
   2,080,000  5.60%, 7/15/2014..................................      2,063,672
   2,900,000  5.70%, 7/15/2014..................................      2,880,135
   2,615,000  5.75%, 7/15/2015..................................      2,606,841
                                                                   ------------
                                                                    101,175,532
                                                                   ------------
             North Carolina - 0.2%
             North Carolina Med. Care Commission Hosp. RB
              Transylvania Community Hosp., Inc.:
     135,000  4.60%, 10/1/2000..................................        134,719
     140,000  4.70%, 10/1/2001..................................        138,697
     155,000  4.80%, 10/1/2002..................................        152,491
     155,000  4.90%, 10/1/2003..................................        150,962
     155,000  5.00%, 10/1/2004..................................        149,634
     175,000  5.00%, 10/1/2005..................................        167,006
     185,000  5.05%, 10/1/2006..................................        174,845
     190,000  5.15%, 10/1/2007..................................        178,383
                                                                   ------------
                                                                      1,246,737
                                                                   ------------

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             North Dakota - 1.0%
 $ 2,650,000 North Dakota HFA RB, Ser. A,
              5.70%, 7/1/2030...................................   $  2,658,506
   4,335,000 Oakes, ND IDA RB, Omniquip Intl., Inc. Proj.,
              5.80%, 2/1/2014...................................      4,037,966
                                                                   ------------
                                                                      6,696,472
                                                                   ------------
             Ohio - 0.3%
             Franklin Cnty., OH Hlth. Care Facs. RB
              Friendship Vlg. of Dublin Proj.:
     505,000  5.00%, 11/1/2005..................................        482,558
     380,000  5.05%, 11/1/2006..................................        359,712
     225,000  5.10%, 11/1/2007..................................        210,944
     100,000  5.15%, 11/1/2008..................................         92,415
   1,250,000  5.50%, 11/1/2016..................................      1,081,412
                                                                   ------------
                                                                      2,227,041
                                                                   ------------
             Oklahoma - 1.7%
             Oklahoma HFA SFHRB Mtge. Homeownership Loan:
   4,100,000  Ser. A2,
              6.40%, 9/1/2030...................................      4,233,045
   1,825,000  Ser. D1,
              7.10%, 9/1/2016...................................      1,970,763
   5,000,000 Tulsa Cnty., OK Indl. Auth. Hlth. RB,
              St. Francis Hosp.,
              Ser. B,
              5.15%, 12/15/2018.................................      4,936,050
                                                                   ------------
                                                                     11,139,858
                                                                   ------------
             Oregon - 0.3%
   2,300,000 Oregon Hsg. & CDA RB,
              Ser. M,
              5.70%, 7/1/2022...................................      2,302,553
                                                                   ------------
             Pennsylvania - 5.1%
   1,405,000 Beaver Falls, PA Muni. Auth.
              RB, Spl. Obl.,
              9.125%, 8/1/2005..................................      1,671,487
             Dauphin Cnty., PA Gen. Auth. RB, Office & Parking,
              Forum Place
              Ser. A:
   7,865,000  5.50%, 1/15/2008..................................      7,504,783
   3,950,000  5.75%, 1/15/2010..................................      3,795,397
     235,000 Delaware River Port Auth. PA & NJ, Delaware River
              Bridges RB,
              6.50%, 1/15/2011..................................        236,147
   4,000,000 Montgomery Cnty., PA Higher Ed., Beaver College,
              5.80%, 4/1/2016...................................      4,049,480
     315,000 Northampton Cnty., PA IDA, Comml. Dev. Strawbridge
              Proj.,
              7.20%, 12/15/2001.................................        324,834
   8,000,000 Pennsylvania Convention Ctr. RB,
              Ser. A,
              6.75%, 9/1/2019,
              (Insd. by MBIA/IBC)...............................      8,564,960
             Pennsylvania EDA, Colver Proj.,
              Ser. D:
   2,000,000  7.125%, 12/1/2015.................................      2,078,540
   2,500,000  7.15%, 12/1/2018..................................      2,561,400

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Pennsylvania - continued
 $   730,000 Pennsylvania Higher Edl. RB,
              Ser. O,
              5.00%, 6/15/2009..................................   $    723,576
      60,000 Philadelphia, PA Hosp. & Higher Ed. Facs. RB, Ed.
              Facs. Auth.,
              6.75%, 8/15/2001..................................         60,054
   1,795,000 West View, PA Muni. Auth. Spl. GO,
              9.20%, 5/15/2003..................................      1,890,763
                                                                   ------------
                                                                     33,461,421
                                                                   ------------
             South Dakota - 0.9%
   5,000,000 Heartland Consumer Pwr. Dist. RB, SD Elec.,
              7.00%, 1/1/2016...................................      5,596,750
                                                                   ------------
             Tennessee - 2.0%
             Shelby Cnty., TN Hlth. Edl. & Hsg. RB St. Judes
              Childrens Research:
   1,000,000  4.65%, 7/1/2004...................................        978,080
  12,000,000  6.00%, 7/1/2014...................................     12,395,400
                                                                   ------------
                                                                     13,373,480
                                                                   ------------
             Texas - 11.1%
             Alliance Arpt. Auth., Inc., TX Spl. American
              Airlines, Inc. Proj.:
   9,915,000  7.00%, 12/1/2011..................................     10,745,976
   3,000,000  7.50%, 12/1/2029..................................      3,063,180
   3,740,000 Grand Prairie, TX Metropolitan Utility,
              6.50%, 4/1/2012...................................      3,904,149
   3,400,000 Gulf Coast Wst. Disposal Auth., TX RB, Champion
              Intl. Corp.,
              7.45%, 5/1/2026...................................      3,525,970
             Harris Cnty., TX Hlth. Facs. Dev. RB
              Christus Hlth., Ser. A:
   8,145,000  5.25%, 7/1/2007...................................      8,188,169
   4,000,000  5.50%, 7/1/2009...................................      4,075,120
   2,000,000  5.50%, 7/1/2010...................................      2,034,300
  10,790,000  5.625%, 7/1/2011..................................     11,029,322
             North Central TX, Hlth. Facs. Dev.:
   3,910,000  TX Hlth. Resources Sys., Ser. B,
              5.75%, 2/15/2009,
              (Insd. by MBIA)...................................      4,046,967
   4,595,000  5.75%, 2/15/2012,
              (Insd. by MBIA)...................................      4,712,954
   1,300,000 Retama, TX Dev. Corp. Spl. Facs. RB, Retama
              Racetrack, Prerefunded,
              8.75%, 12/15/2018.................................      1,543,997
             Texas Dept. Hsg. & Community Affairs:
   2,265,000  MHRB, Ser. A,
              5.55%, 1/1/2005...................................      2,283,573
   1,915,000  SFHRB, Ser. E,
              5.00%, 3/1/2016,
              (Insd. by MBIA)...................................      1,868,121
   5,000,000 Texas GO, Ser. B,
              5.25%, 12/1/2030..................................      4,923,950
   5,440,000 Texas Turnpike Auth. RB, Jr. Lien-Houston Shipping
              Channel, Prerefunded,
              12.625%, 1/1/2020.................................      6,433,942
                                                                   ------------
                                                                     72,379,690
                                                                   ------------

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Utah - 0.2%
             Utah HFA RB:
 $   485,000  Ser. D-1, Class I,
              5.65%, 7/1/2016...................................   $    483,831
     510,000  SFHRB, Ser. G1,
              7.35%, 7/1/2018...................................        527,202
                                                                   ------------
                                                                      1,011,033
                                                                   ------------
             Virginia - 1.7%
   2,000,000 Chesapeake, VA Redev. & Hsg. Auth. MHRB, Ser. A,
              6.20%, 4/1/2028...................................      1,816,040
   2,000,000 Metropolitan Washington DC Arpt. Auth. RB, Ser. A,
              7.25%, 10/1/2010..................................      2,065,460
   1,100,000 Newport News, VA GO, Ser. A,
              6.50%, 11/1/2006..................................      1,130,954
   5,985,000 Riverside, VA Regl. Jail Auth. RB,
              5.875%, 7/1/2014,
              (Insd. by MBIA)...................................      6,160,361
                                                                   ------------
                                                                     11,172,815
                                                                   ------------
             Washington - 2.0%
  12,000,000 Washington GO, Ser. B & AT7,
              6.40%, 6/1/2017...................................     13,225,560
                                                                   ------------
             Wisconsin - 1.9%
             Wisconsin Hlth. & Edl. Facs. RB:
   6,865,000  Med. College, Inc.,
              5.95%, 12/1/2015..................................      6,943,192
   5,300,000  Mercy Hosp. of Janesville, Inc.,
              6.50%, 8/15/2011..................................      5,385,913
                                                                   ------------
                                                                     12,329,105
                                                                   ------------
             U. S. Virgin Islands - 2.4%
             Virgin Islands Pub. Fin. Auth. RB:
   7,070,000  Ser. A,
              5.20%, 10/1/2009..................................      6,738,700
              Ser. C:
   3,000,000  5.50%, 10/1/2007..................................      2,976,420
   3,855,000  5.50%, 10/1/2008..................................      3,811,284
   2,000,000 Virgin Islands Wtr. & Pwr. Auth. RB, Ser. B,
              7.60%, 1/1/2012...................................      2,164,820
                                                                   ------------
                                                                     15,691,224
                                                                   ------------
             Total Municipal Obligations
              (cost $635,222,094)...............................    628,690,275
                                                                   ------------

   Shares                                                             Value

 MUTUAL FUND SHARES - 6.0%
  29,614,000 Federated Municipal Obligations Fund...............   $ 29,614,000
   9,344,000 Federated Tax Free Obligations Fund................      9,344,000
                                                                   ------------
             Total Mutual Fund Shares
              (cost $38,958,000)................................     38,958,000
                                                                   ------------

             Total Investments -
              (cost $674,180,094).......................... 102.1%  667,648,275
             Other Assets and Liabilities - net............  (2.1)  (13,817,629)
                                                            -----  ------------
             Net Assets.................................... 100.0% $653,830,646
                                                            =====  ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                         Select International Bond Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                               Value
 CORPORATE BONDS - 3.7%
            United States - 3.7%
 $2,247,000 Household Fin. Corp.,
             5.13%, 6/24/2009
             (cost $2,149,942) ...................................   $ 1,984,490
                                                                     -----------
 FOREIGN BONDS (NON U.S. DOLLARS) - 85.8%
            Belgium - 4.3%
  2,680,000 Belgium,
             3.75%, 3/28/2009.....................................     2,285,067
                                                                     -----------
            Denmark - 4.3%
            Denmark:
  5,800,000  5.00%, 8/15/2005.....................................       735,070
        DKK
 11,300,000  7.00%, 11/15/2007....................................     1,584,781
        DKK                                                          -----------
                                                                       2,319,851
                                                                     -----------
            France - 7.6%
 10,600,000 Credit Local De France,
        FRF  5.38%, 1/13/2004.....................................     1,559,719
            France:
    600,000  4.00%, 10/25/2009....................................       518,957
        EUR
  2,105,000  5.50%, 4/25/2029.....................................     1,964,042
        EUR                                                          -----------
                                                                       4,042,718
                                                                     -----------
            Germany - 14.2%
  1,950,000 Bayer Hypo Vereinsbank,
        EUR  4.75%, 9/19/2007.....................................     1,781,330
            Germany:
  2,150,000  4.50%, 7/4/2009......................................     1,951,748
        EUR
    455,000  4.75%, 7/4/2000......................................       382,789
        EUR
    100,000  6.00%, 7/4/2007......................................       100,165
        EUR
            Kreditanstalt Fur Wiederaufbau:
  1,300,000  5.25%, 1/4/2010 .....................................     1,210,147
        EUR
  1,003,875  5.50%, 3/12/2007 ....................................       970,945
        EUR
  2,400,000 Oesterreich Kontrollbank,
        DEM  5.75%, 9/12/2007.....................................     1,194,260
                                                                     -----------
                                                                       7,591,384
                                                                     -----------
            Italy - 9.2%
            Italy:
    500,000  5.25%, 11/1/2029.....................................       441,000
        EUR
  4,600,000  5.75%, 7/10/2007.....................................     4,471,241
        EUR                                                          -----------
                                                                       4,912,241
                                                                     -----------
            Japan - 2.8%
  1,710,000 Nippon Telegraph & Telephone Co.,
        EUR  3.75%, 5/15/2006.....................................     1,492,581
                                                                     -----------
            Mexico - 0.4%
    125,000 United Mexican States,
        GBP  8.75%, 5/30/2002.....................................       198,955
                                                                     -----------

 Principal
   Amount                                                              Value
 FOREIGN BONDS (NON U.S. DOLLARS) - continued
            Netherlands - 20.7%
 $1,000,000 Agbar Intl. BV,
        EUR  6.00%, 11/12/2009...................................   $   960,327
  9,800,000 Depfa Fin. NV,
        FRF  6.38%, 11/18/2008...................................     1,488,919
  3,150,000 DSL Fin. NV,
        DEM  5.00%, 7/23/2004....................................     1,539,090
  7,000,000 Helaba Fin. BV,
        SEK  3.88%, 3/3/2004.....................................       750,261
  2,100,000 Netherlands:
        EUR  3.75%, 7/15/2009....................................     1,786,634
  1,560,000  5.50%, 1/15/2028....................................     1,466,124
        EUR
    748,737  6.50%, 4/15/2003....................................       751,008
        EUR
  2,440,000 Siemens Financier,
        EUR  5.50%, 3/12/2007....................................     2,329,384
                                                                    -----------
                                                                     11,071,747
                                                                    -----------
            Norway - 2.9%
 13,000,000 Eksportfinans AS,
        SEK  6.88%, 2/9/2004.....................................     1,553,832
                                                                    -----------
            Portugal - 2.7%
  1,500,000 Electridade De Portugal,
        EUR  6.00%, 10/29/2009...................................     1,441,567
                                                                    -----------
            Slovakia - 0.5%
    550,000 Vodohospodarska Vystavba,
        DEM  8.00%, 7/9/2001.....................................       273,905
                                                                    -----------
            Spain - 6.4%
            Spain:
    600,000  4.50%, 7/30/2004....................................       563,222
        EUR
  1,380,000  5.15%, 7/30/2009....................................     1,297,418
        EUR
  1,596,000  6.00%, 1/31/2001....................................     1,561,183
        EUR                                                         -----------
                                                                      3,421,823
                                                                    -----------
            Supernational - 2.4%
            IBRD World Bank:
    760,000  5.38%, 11/6/2003....................................       347,740
        NZD
  1,860,000  7.25%, 5/27/2003....................................       911,656
        NZD                                                         -----------
                                                                      1,259,396
                                                                    -----------
            Sweden - 4.2%
  2,425,000 Sweden,
        EUR  5.00%, 1/28/2009....................................     2,255,747
                                                                    -----------
            United Kingdom - 3.2%
  1,175,000 Gallaher Group PLC,
        DEM  5.88%, 8/6/2008.....................................       535,313
  1,390,000 Lloyds Bank, PLC,
        EUR  4.75%, 3/18/2011....................................     1,189,218
                                                                    -----------
                                                                      1,724,531
                                                                    -----------
            Total Foreign Bonds (Non U.S. Dollars)
             (cost $51,434,308)..................................    45,845,345
                                                                    -----------

                                   EVERGREEN
                         Select International Bond Fund
                       Schedule of Investments (continued)
                           March 31, 2000 (Unaudited)

 Principal
   Amount                                                               Value
 YANKEE OBLIGATIONS - 7.4%
            Argentina - 1.1%
 $  665,000 Argentina
             0.00%, 10/11/2001
             (Eff. Yield 9.254%), (b) ............................   $   578,550
                                                                     -----------
            Cayman Island - 0.7%
    400,000 Hutchison Whampoa Fin.,
             6.95%, 8/1/2007......................................       385,544
                                                                     -----------
            Kazakhstan - 0.4%
    200,000 Kazakhstan,
             8.38%, 10/2/2002.....................................       191,500
                                                                     -----------
            Korea - 0.9%
    200,000 Export-Import Bank Korea,
             7.13%, 9/20/2001.....................................       196,925
    300,000 SK Telecom, Ltd.,
             7.75%, 4/29/2004.....................................       292,969
                                                                     -----------
                                                                         489,894
                                                                     -----------
            Lithuania - 1.0%
    525,000 Lithuania,
             7.13%, 7/22/2002.....................................       506,338
                                                                     -----------

 Principal
   Amount                                                               Value
 YANKEE OBLIGATIONS - continued
            Netherlands - 1.5%
 $  500,000 Rothmans Nederland Holdings BV,
             6.50%, 5/6/2003......................................   $   475,958
    350,000 TPSA Fin. BV,
             7.13%, 12/10/2003....................................       335,771
                                                                     -----------
                                                                         811,729
                                                                     -----------
            United Kingdom - 1.8%
    500,000 Abbey Natl. PLC,
             6.69%, 10/17/2005....................................       479,630
    500,000 British Telecom PLC,
             7.00%, 5/23/2007.....................................       490,390
                                                                     -----------
                                                                         970,020
                                                                     -----------
            Total Yankee Obligations
             (cost $4,029,171)....................................     3,933,575
                                                                     -----------

      Total Investments -
       (cost $57,613,421)...................................   96.9%  51,763,410
      Other Assets and
       Liabilities - net....................................    3.1    1,630,848
                                                              -----  -----------
      Net Assets............................................  100.0% $53,394,258
                                                              =====  ===========

Select International Bond Fund (as of 03/31/2000 net assets)

Industry Allocation
--------------------------------------------------------------------------------
Government................................................................ 49.7%
Finance & Insurance....................................................... 29.7%
Banks..................................................................... 10.5%
Telecommunication Services & Equipment....................................  4.3%
Utilities - Electric......................................................  2.7%
                                                                           -----
Total..................................................................... 96.9%
                                                                           =====

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                          Select Limited Duration Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 13.4%
 $   411,394 Advanta Mtge. Loan Trust,
              Ser. 1993-3, Cl. A1,
              4.90%, 1/25/2010..................................   $    405,028
   2,150,000 BankBoston Receivable Asset-Backed Trust,
              Ser. 1997-1, Cl. A7,
              6.48%, 7/15/2008..................................      2,134,445
       2,437 Capital Equipment Receivables Trust, Ser. 1996-1,
              Cl. A4,
              6.28%, 6/15/2000..................................          2,437
             Case Equipment Loan Trust:
     864,763  Ser. 1997-B, Cl. A4,
              6.41%, 9/15/2004..................................        860,003
   1,000,000  Ser. 1998-A, Cl. A4,
              5.83%, 2/15/2005..................................        987,655
   2,000,000  Ser. 1998-B, Cl. A3,
              5.81%, 5/15/2003..................................      1,994,250
     850,000 Chase Credit Card Master Trust,
              Ser. 1997-2, Cl. A,
              6.30%, 4/15/2003..................................        849,647
      93,283 CIT Receivables Trust,
              Ser. 1995-B, Cl. A,
              6.50%, 4/15/2011..................................         93,076
     721,359 Contimortgage Home Equity Loan Trust,
              Ser. 1997-4, Cl. A3,
              6.26%, 7/15/2012..................................        719,552
   3,000,000 Copelco Capital Fund Corp.,
              Ser. 1997-4, Cl. A3,
              6.47%, 4/20/2005..................................      2,987,565
   2,000,000 Daimler-Benz Vehicle Trust,
              Ser. 1998-A, Cl. A4,
              5.22%, 12/22/2003.................................      1,943,050
     188,406 EQCC Home Equity Loan Trust,
              Ser. 1997-1, Cl. A3,
              6.84%, 9/15/2011..................................        188,560
      60,028 Fifth Third Bank Auto Grantor Trust, Ser. 1996-A,
              Cl. A,
              6.20%, 9/15/2001..................................         60,060
     295,996 First Security Auto Grantor Trust,
              Ser. 1997-A, Cl. A,
              6.30%, 8/15/2003..................................        296,154
   3,600,000 GE Capital Mtge. Svcs. Inc.,
              Ser. 1998-1, Cl. A4,
              6.44%, 10/25/2016.................................      3,555,630
     956,199 Heller Equipment Asset Receivables Trust,
              Ser. 1997-1, Cl. A2,
              6.39%, 5/25/2005..................................        952,560
      24,445 IMC Home Equity Loan Trust,
              Ser. 1997-2, Cl. A3,
              6.94%, 11/20/2011.................................         24,381
             MBNA Master Credit Card Trust:
  12,170,000  Ser. 1995-C, Cl. A,
              6.45%, 2/15/2008..................................     11,800,215
     760,000  Ser. 1996-J, Cl. A,
              6.03%, 2/15/2006..................................        761,265
      62,161 Navistar Finl. Corp. Owner Trust,
              Ser. 1196-B, Cl. A3,
              6.33%, 4/21/2003..................................         62,168
     225,620 Olympic Automobile Receivables Trust,
              Ser. 1995-D, Cl. B,
              6.10%, 4/15/2002..................................        225,504

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - continued
             Premier Auto Trust:
 $ 1,020,000  Ser. 1997-3, Cl. A5,
              6.34%, 1/6/2002...................................   $  1,017,914
   2,280,000  Ser. 1998-2, Cl. A4,
              5.82%, 12/6/2002..................................      2,247,658
   1,000,000  Ser. 1998-3, Cl. A3,
              5.88%, 12/8/2001..................................        997,565
     123,598 Prudential Securities Finl. Asset Funding Corp.,
              Ser. 1993-8, Cl. A,
              5.775%, 11/15/2014................................        120,262
     335,132 SLMA,
              Ser. 1997-1, Cl. A1,
              6.345%, 4/4/2000..................................        333,551
             Union Acceptance Corp.:
     138,384  Ser. 1995-D, Cl. B,
              6.025%, 1/7/2003..................................        138,008
     334,070  Ser. 1996-A, Cl. A,
              5.40%, 4/7/2003...................................        332,090
   1,690,785  Ser. 1996-D, Cl. A2,
              6.17%, 10/9/2002..................................      1,686,228
   1,392,476 Vanderbilt Mtge. Fin., Inc.,
              Ser. 1997-B, Cl. 1A2,
              6.775%, 1/7/2008..................................      1,391,759
   1,000,000 WFS Fin. Owner Trust,
              Ser. 1998-A, Cl. A4,
              5.95%, 2/20/2003..................................        987,625
                                                                   ------------
             Total Asset-Backed Securities
              (cost $40,690,171)................................     40,155,865
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 6.2%
   1,215,000 Commerce 2000,
              Ser. 2000-FL1A, Cl. H,
              7.298%, 12/16/2011................................      1,186,144
   7,500,000 Credit Suisse First Boston Mtge. Securities Corp.,
              Ser. 1998-FL2A, Cl. D,
              7.28%, 10/15/2001.................................      7,474,740
   2,189,351 Deutsche Mtge. & Asset Receiving Corp.,
              Ser. 1998-C1, Cl. A1,
              6.22%, 9/15/2007..................................      2,096,955
             FHLMC:
   1,742,736  6.00%, 12/15/2009.................................      1,688,215
   1,620,325  6.50%, 5/15/2013..................................      1,556,320
   4,668,225 SASCO Floating Rate Comml. Mtge., Ser. 1999-C3,
              Cl. H,
              7.33%, 3/20/2002..................................      4,664,037
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $18,673,672)................................     18,666,411
                                                                   ------------
 CORPORATE BONDS - 50.3%
             Aerospace & Defense - 1.6%
   4,850,000 Raytheon Co., Notes,
              5.95%, 3/15/2001..................................      4,779,306
                                                                   ------------
             Automotive Equipment & Manufacturing - 0.3%
   1,000,000 Navistar Intl. Corp.,
              Sr. Notes, Ser. B,
              7.00%, 2/1/2003...................................        960,000
                                                                   ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Banks - 3.3%
 $ 1,000,000 Banc One Corp.,
              Sr. Notes, MTN,
              7.00%, 3/25/2002...................................   $    989,293
   4,500,000 MBNA Corp.,
              Sr. Notes, MTN,
              6.50%, 9/15/2000...................................      4,482,571
   4,510,000 NationsBank Corp.,
              Sr. Notes,
              5.75%, 3/15/2001...................................      4,454,825
                                                                    ------------
                                                                       9,926,689
                                                                    ------------
             Brokers - 10.6%
   4,530,000 Bear Stearns Co., Inc.,
              6.25%, 12/1/2000...................................      4,502,149
   5,000,000 Goldman Sachs Group, Inc.,
              6.209%, 4/14/2000..................................      5,001,885
   2,000,000 Lehman Brothers Holdings, Inc.,
              6.125%, 2/1/2001...................................      1,977,384
             Merrill Lynch & Co., Inc.,
              Notes:
  10,000,000  5.73%, 2/26/2002...................................      9,718,850
   6,000,000  6.00%, 1/15/2001...................................      5,947,092
   4,700,000 Morgan Stanley Dean Witter,
              Sr. Notes,
              5.25%, 2/8/2001....................................      4,629,204
                                                                    ------------
                                                                      31,776,564
                                                                    ------------
             Cable/Other Video Distribution - 1.3%
   3,750,000 Cox Communications, Inc.,
              Notes,
              6.375%, 6/15/2000..................................      3,744,630
                                                                    ------------
             Consumer Products & Services - 2.9%
   1,000,000 Honeywell, Inc.,
              Notes,
              6.75%, 3/15/2002...................................        989,531
   9,500,000 Service Corp. Intl.,
              Notes,
              6.75%, 6/1/2001....................................      7,742,500
                                                                    ------------
                                                                       8,732,031
                                                                    ------------
             Finance & Insurance - 5.6%
   1,000,000 Caterpillar Finl. Svcs., MTN,
              6.75%, 6/15/2001...................................        996,101
   5,430,000 CIT Group Holdings, Inc.,
              Sr. Notes,
              6.375%, 8/1/2002...................................      5,304,871
   5,000,000 Conseco, Inc.,
              Notes,
              7.875%, 12/15/2000.................................      4,946,645
   1,000,000 Ford Motor Credit Co.,
              Notes,
              6.55%, 9/10/2002...................................        982,512
   2,750,000 Freemont General Corp.,
              Sr. Note,
              7.70%, 3/17/2004...................................      2,463,203
   1,000,000 Ikon Capital, Inc., MTN,
              6.73%, 6/15/2001...................................        977,898

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Finance and Insurance - continued
 $ 1,000,000 Salomon, Inc.,
              Sr. Notes,
              7.30%, 5/15/2002...................................   $    997,583
                                                                    ------------
                                                                      16,668,813
                                                                    ------------
             Food & Beverage Products - 0.5%
   1,000,000 Coca Cola Enterprises, Inc.,
              Notes,
              6.375%, 8/1/2001...................................        989,625
     625,000 Nabisco, Inc.,
              Sr. Notes,
              6.00%, 2/15/2001...................................        616,086
                                                                    ------------
                                                                       1,605,711
                                                                    ------------
             Healthcare Products & Services - 0.8%
   2,500,000 Tenet Healthcare Corp.,
              Sr. Notes,
              8.625%, 12/1/2003..................................      2,450,938
                                                                    ------------
             Industrial Specialty Products & Services - 4.5%
             WMX Technologies, Inc.,
              Notes:
   4,000,000  6.25%, 10/15/2000..................................      3,930,384
  10,000,000  7.125%, 6/15/2001..................................      9,693,810
                                                                    ------------
                                                                      13,624,194
                                                                    ------------
             Information Services & Technology - 3.4%
             Comdisco, Inc.:
   7,500,000  MTN, 6.02%, 6/26/2000..............................      7,479,480
   2,790,000  Notes, 6.50%, 6/15/2000............................      2,784,613
                                                                    ------------
                                                                      10,264,093
                                                                    ------------
             Lease Rental Obligations - 1.0%
   3,000,000 AMERICO, Sr. Notes,
              7.20%, 4/1/2002....................................      2,909,694
                                                                    ------------
             Machinery - Diversified - 0.8%
   2,400,000 Case Corp.,
              Ser. B,
              6.25%, 12/1/2003...................................      2,286,106
                                                                    ------------
             Oil/Energy - 0.2%
     590,000 Coastal Corp.,
              Sr. Notes,
              8.125%, 9/15/2002..................................        596,651
                                                                    ------------
             Paper & Packaging - 0.3%
   1,000,000 Intl. Paper Co.,
              Notes,
              7.00%, 6/1/2001....................................        991,803
                                                                    ------------
             Real Estate - 2.0%
   2,500,000 EOP Operating LP,
              6.50%, 1/15/2004...................................      2,374,543
   3,500,000 Homeside Lending, Inc.,
              MTN,
              6.875%, 5/15/2000..................................      3,499,317
                                                                    ------------
                                                                       5,873,860
                                                                    ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Retailing & Wholesale - 4.3%
 $ 5,605,000 Dayton Hudson Corp.,
              Puttable Reset Security,
              5.95%, 6/15/2000...................................   $  5,592,747
   7,000,000 Federated Dept. Stores, Inc.,
              Sr. Note,
              10.00%, 2/15/2001..................................      7,137,067
                                                                    ------------
                                                                      12,729,814
                                                                    ------------
             Telecommunication Services & Equipment - 4.1%
   4,720,000 AT&T Corp.,
              5.625%, 3/15/2004..................................      4,448,685
   5,500,000 Sprint Capital Corp.,
              5.70%, 11/15/2003..................................      5,215,199
   2,800,000 U.S. West Capital Funding, Inc.,
              6.125%, 7/15/2002..................................      2,713,894
                                                                    ------------
                                                                      12,377,778
                                                                    ------------
             Transportation - 1.2%
   2,500,000 Burlington Northern Santa Fe Corp.,
              7.00%, 8/1/2002....................................      2,485,097
   1,000,000 Continental Airlines, Inc., Sr. Notes,
              9.50%, 12/15/2001..................................      1,005,000
                                                                    ------------
                                                                       3,490,097
                                                                    ------------
             Utilities - Electric - 1.6%
   5,000,000 Niagara Mohawk Power Corp.,
              5.875%, 9/1/2002...................................      4,814,920
                                                                    ------------
             Total Corporate Bonds
              (cost $153,788,534)................................    150,603,692
                                                                    ------------
 MORTGAGE-BACKED SECURITIES - 4.4%
             FHLMC:
     733,422  6.00%, 1/1/2001 - 9/1/2001.........................        722,445
   7,028,963  6.50%, 7/1/2004 - 9/1/2008.........................      6,871,976
       1,105  9.00%, 5/1/2001....................................          1,113
             FNMA:
   1,804,849  5.50%, 1/1/2014....................................      1,664,738
     951,898  6.50%, 9/1/2005 - 8/1/2010.........................        926,941
             GNMA:
     857,144  6.50%, 12/15/2008 - 10/15/2010.....................        834,978
      17,853  7.50%, 7/20/2002...................................         17,764
       3,793  8.00%, 8/15/2007...................................          3,818
      13,264  8.25%, 7/15/2002...................................         13,353
     242,127  8.50%, 6/20/2005 - 9/20/2005.......................        245,667
       6,892  8.75%, 8/15/2001 - 9/15/2001.......................          6,953
     997,277  9.00%, 10/20/2002 - 8/15/2022......................      1,036,105
      29,806  9.50%, 7/15/2002...................................         30,235
      10,448  9.75%, 5/15/2001 - 5/20/2005.......................         10,755
      21,616  10.00%, 10/15/2000 - 3/20/2004.....................         22,340
         914  10.25%, 2/15/2001..................................            931
     579,091  14.00%, 2/15/2012 - 6/15/2012......................        673,204
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $13,393,611).................................     13,083,316
                                                                    ------------

  Principal
   Amount                                                             Value

 U.S. AGENCY OBLIGATIONS - 17.9%
 $    90,000 FFCB,
              8.60%, 5/30/2006..................................   $     91,868
             FHLB:
     200,000  4.32%, 8/26/2000..................................        183,610
  10,000,000  5.25%, 4/25/2002..................................      9,685,390
  15,000,000  5.875%, 8/15/2001.................................     14,805,360
   5,000,000  6.75%, 2/15/2002..................................      4,982,440
   6,500,000 FHLMC,
              5.75%, 6/15/2001..................................      6,420,570
             FNMA:
  13,000,000  5.75%, 4/15/2003..................................     12,538,721
   5,000,000  7.125%, 2/15/2005.................................      5,010,865
                                                                   ------------
             Total U.S. Agency Obligations
              (cost $54,120,545)................................     53,718,824
                                                                   ------------
 YANKEE OBLIGATIONS - 2.6%
             Building, Construction & Furnishings - 2.3%
   5,000,000 Cemex SA,
              MTN,
              8.50%, 8/31/2000..................................      5,008,420
   2,000,000 Hanson Overseas BV,
              Sr. Notes,
              7.375%, 1/15/2003.................................      1,984,950
                                                                   ------------
                                                                      6,993,370
                                                                   ------------
             Diversified Companies - 0.3%
   1,000,000 WMC Fin. USA Ltd.,
              Notes,
              6.50%, 11/15/2003.................................        961,529
                                                                   ------------
             Total Yankee Obligations
              (cost $8,087,575).................................      7,954,899
                                                                   ------------
 COMMERCIAL PAPER - 3.8%
             Printing, Publishing, Broadcasting &
              Entertainment - 3.8%
  11,264,000 Houghton Mifflin Co.,
              6.48%, 4/3/2000
              (cost $11,264,000)................................     11,264,000
                                                                   ------------
 REPURCHASE AGREEMENT - 0.9%
   2,757,902 Dresdner Bank AG, 5.90%, dated 3/31/2000, due
              4/5/2000, maturity value $2,759,258
              (cost $2,757,902) (c).............................      2,757,902
                                                                   ------------

      Total Investments -
       (cost $302,776,010)..................................  99.5%  298,204,909
      Other Assets and
       Liabilities - net....................................   0.5     1,466,126
                                                             -----  ------------
      Net Assets............................................ 100.0% $299,671,035
                                                             =====  ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                         Select Total Return Bond Fund
                            Schedule of Investments
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 0.3%
 $   500,000 Residential Asset Security Mtge. Pass, Ser. 2000-
              KS1, Cl. AI5,
              8.195%, 3/1/2000
              (cost $502,387)...................................   $    506,023
                                                                   ------------
 CORPORATE BONDS - 25.5%
             Advertising & Related Services - 0.5%
     250,000 Infinity Broadcasting, Inc.,
              Sr. Sub. Notes,
              8.875%, 6/15/2007.................................        255,000
     250,000 K III Communications Corp.,
              Sr. Notes,
              8.50%, 2/1/2006...................................        240,625
     200,000 Lamar Media Corp.,
              Sr. Sub. Notes,
              9.625%, 12/1/2006.................................        199,500
                                                                   ------------
                                                                        695,125
                                                                   ------------
             Aerospace & Defense - 0.2%
     250,000 Sequa Corp.,
              Sr. Notes,
              9.00%, 8/1/2009...................................        233,125
                                                                   ------------
             Automotive Equipment & Manufacturing - 1.0%
     250,000 Eagle-Picher Inds.,
              Sr. Sub. Notes,
              9.375%, 3/1/2008..................................        213,750
     250,000 Federal Mogul Corp.,
              Notes,
              7.50%, 1/15/2009..................................        193,735
     250,000 Hayes Wheels Intl., Inc.,
              Sr. Sub. Notes,
              9.125%, 7/15/2007.................................        224,375
     250,000 Lear Corp.,
              Sub. Notes,
              9.50%, 7/15/2006..................................        243,750
     500,000 Mark IV Inds., Inc.,
              Sr. Sub. Notes,
              7.50%, 9/1/2007...................................        459,976
     200,000 Tenneco Automotive, Inc.,
              Sr. Sub. Notes,
              11.625%, 10/15/2009...............................        196,000
                                                                   ------------
                                                                      1,531,586
                                                                   ------------
             Banks - 0.7%
   1,000,000 Capital One Bank,
              6.65%, 3/15/2004..................................        958,415
                                                                   ------------
             Brokers - 1.4%
   1,000,000 Goldman Sachs Group, Inc.,
              7.80%, 1/28/2010..................................      1,002,092
   1,000,000 Lehman Brothers Holdings,
              7.75%, 1/15/2005..................................        999,460
                                                                   ------------
                                                                      2,001,552
                                                                   ------------
             Building, Construction & Furnishings - 1.8%
     200,000 American Standard, Inc.,
              Sr. Notes,
              7.375%, 2/1/2008..................................        181,000
     250,000 MDC Holdings, Inc.,
              Sr. Notes,
              8.375%, 2/1/2008..................................        211,250

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Building, Construction & Furnishings - continued
 $   250,000 Nortek, Inc.,
              Sr. Notes, Ser. B,
              8.875%, 8/1/2008...................................   $    225,000
   2,000,000 Simon Debartolo Group LP,
              6.75%, 6/15/2005...................................      1,860,504
     250,000 Standard Pacific Corp.,
              Sr. Sub. Notes,
              8.50%, 4/1/2009....................................        215,000
                                                                    ------------
                                                                       2,692,754
                                                                    ------------
             Cable/Other Video Distribution - 0.1%
     250,000 Charter Communications,
              Sr. Notes,
              8.625%, 4/1/2009...................................        221,875
                                                                    ------------
             Chemical & Agricultural Products - 0.5%
     250,000 Huntsman ICI Chemicals LLC,
              Sr. Sub. Notes,
              10.125%, 7/1/2009..................................        242,500
     250,000 Scotts Co.,
              Sr. Sub. Notes,
              8.625%, 1/15/2009..................................        231,250
     250,000 Sterling Chemicals, Inc.,
              Ser. B,
              12.375%, 7/15/2006.................................        256,250
                                                                    ------------
                                                                         730,000
                                                                    ------------
             Communication Systems & Services - 0.1%
     200,000 Century Communications Corp.,
              Sr. Notes,
              8.875%, 1/15/2007..................................        184,000
                                                                    ------------
             Consumer Products & Services - 0.2%
     250,000 Playtex Family Products Corp.,
              Sr. Sub. Notes,
              9.00%, 12/15/2003..................................        244,375
                                                                    ------------
             Electrical Equipment & Services - 0.7%
   1,000,000 Sony Corp.,
              Notes,
              6.125%, 3/4/2003...................................        973,496
                                                                    ------------
             Finance & Insurance - 1.8%
     965,000 Household Fin. Corp.,
              5.125%, 6/24/2009..................................        852,262
   2,000,000 Lincoln Natl. Corp.,
              Notes,
              7.00%, 3/15/2018...................................      1,795,152
                                                                    ------------
                                                                       2,647,414
                                                                    ------------
             Food & Beverage Products - 0.2%
     200,000 AFC Enterprises, Inc.,
              Sr. Sub. Notes,
              10.25%, 5/15/2007..................................        195,000
     250,000 Aurora Foods, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.875%, 2/15/2007..................................         95,000
                                                                    ------------
                                                                         290,000
                                                                    ------------

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Gaming - 1.6%
 $   250,000 Argosy Gaming Co.,
              Sr. Sub. Notes,
              10.75%, 6/1/2009...................................   $    254,375
     250,000 Aztar Corp.,
              Sr. Sub. Notes,
              8.875%, 5/15/2007..................................        226,875
     250,000 Boyd Gaming Corp.,
              Sr. Sub. Notes,
              9.50%, 7/15/2007...................................        232,500
     250,000 Harrahs Operating Co., Inc.,
              Sr. Sub. Notes,
              7.875%, 12/15/2005.................................        232,500
     250,000 Hollywood Park, Inc.,
              Sr. Notes, Ser. B,
              9.25%, 2/15/2007...................................        246,250
     250,000 Horseshoe Gaming Holdings,
              Sr. Notes,
              8.625%, 5/15/2009..................................        230,000
     250,000 Isle of Capri Casinos, Inc.,
              Sr. Sub. Notes,
              8.75%, 4/15/2009...................................        220,000
     250,000 Mohegan Tribal Gaming Auth.,
              Sr. Notes,
              8.125%, 1/1/2006...................................        236,875
     250,000 Park Place Entertainment Corp.,
              Sr. Sub. Notes,
              7.875%, 12/15/2005.................................        231,250
     250,000 Station Casinos, Inc.,
              Sr. Sub. Notes,
              9.75%, 4/15/2007...................................        245,625
                                                                    ------------
                                                                       2,356,250
                                                                    ------------
             Independent Power Producers - 0.5%
             Calpine Corp., Sr. Notes:
     500,000  7.625%, 4/15/2006..................................        465,000
     250,000  7.75%, 4/15/2009...................................        232,188
                                                                    ------------
                                                                         697,188
                                                                    ------------
             Industrial Specialty Products & Services - 0.1%
     250,000 Allied Waste No. America, Inc.,
              Sr. Notes,
              7.625%, 1/1/2006...................................        206,250
                                                                    ------------
             Iron & Steel - 0.3%
     250,000 National Steel Corp.,
              1st Mtge. Notes, Ser. D,
              9.875%, 3/1/2009...................................        245,625
     250,000 WHX Corp.,
              Sr. Notes,
              10.50%, 4/15/2005..................................        231,875
                                                                    ------------
                                                                         477,500
                                                                    ------------
             Lease Rental Obligations - 0.6%
     250,000 Avis Rent-A-Car, Inc.,
              11.00%, 5/1/2009...................................        249,375
     250,000 Budget Group, Inc.,
              Sr. Notes,
              9.125%, 4/1/2006...................................        201,250

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Lease Rental Obligations - continued
 $   250,000 Nationsrent, Inc.,
              Sr. Sub. Notes,
              10.375%, 12/15/2008................................   $    224,375
     250,000 United Rentals, Inc.,
              Sr. Notes,
              9.25%, 1/15/2009...................................        222,500
                                                                    ------------
                                                                         897,500
                                                                    ------------
             Leisure & Tourism - 0.6%
     250,000 HMH Properties, Inc.,
              Sr. Notes,
              7.875%, 8/1/2008...................................        210,313
     150,000 Outboard Marine Corp.,
              Sr. Sub. Notes, Ser. B,
              10.75%, 6/1/2008...................................        116,250
     250,000 Premier Parks, Inc.,
              Sr. Notes,
              9.75%, 1/15/2007...................................        245,312
     250,000 Prime Hospitality Corp.,
              Sr. Sub. Notes, Ser. B,
              9.75%, 4/1/2007....................................        241,250
                                                                    ------------
                                                                         813,125
                                                                    ------------
             Manufacturing - Distributing - 0.5%
     250,000 Holley Performance Products, Inc.,
              Sr. Sub. Notes, Ser. B,
              12.25%, 9/15/2007..................................        245,000
     250,000 Owens Illinois, Inc.,
              Sr. Notes,
              7.35%, 5/15/2008...................................        225,180
     250,000 Sun World Intl., Inc.,
              1st. Mtge. Notes, Ser. B,
              11.25%, 4/15/2004..................................        246,250
                                                                    ------------
                                                                         716,430
                                                                    ------------
             Oil/Energy - 1.4%
     250,000 Cross Timbers Oil Co.,
              Sr. Sub. Notes, Ser. B,
              8.75%, 11/1/2009...................................        230,000
     250,000 Giant Inds., Inc.,
              Sr. Sub. Notes,
              9.00%, 9/1/2007....................................        226,250
     500,000 Lasmo USA, Inc.,
              6.75%, 12/15/2007..................................        466,065
     250,000 Nuevo Energy Co.,
              Sr. Sub. Notes, Ser. B,
              9.50%, 6/1/2008....................................        241,875
     250,000 Ocean Energy, Inc.,
              Sr. Sub. Notes,
              8.375%, 7/1/2008...................................        233,750
     250,000 P&L Coal Holdings Corp.,
              Sr. Sub. Notes, Ser. B,
              9.625%, 5/15/2008..................................        223,125
     200,000 Triton Energy, Ltd.,
              Sr. Notes,
              8.75%, 4/15/2002...................................        198,500
     250,000 Vintage Petroleum, Inc.,
              Sr. Sub. Notes,
              9.00%, 12/15/2005..................................        243,125
                                                                    ------------
                                                                       2,062,690
                                                                    ------------

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Paper & Packaging - 1.3%
 $   250,000 Container Corp. of America,
              Sr. Notes,
              11.25%, 5/1/2004..................................   $    255,000
     250,000 Packaging Corp. of America,
              Sr. Sub. Notes,
              9.625%, 4/1/2009..................................        247,500
     250,000 Repap New Brunswick, Inc.,
              Sr. Secd. Notes,
              11.50%, 6/1/2004..................................        255,937
     250,000 Stone Container Corp.,
              1st Mtge. Notes,
              10.75%, 10/1/2002.................................        254,375
   1,000,000 UPM Kymmene Corp.,
              6.875%, 11/26/2007 (a)............................        937,976
                                                                   ------------
                                                                      1,950,788
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 3.2%
     250,000 Ackerley Group, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.00%, 1/15/2009..................................        232,500
     250,000 American Lawyer Media, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.75%, 12/15/2007.................................        233,125
     200,000 American Media Operations, Inc.,
              Sr. Sub. Notes,
              10.25%, 5/1/2009..................................        194,500
     250,000 Chancellor Media Corp.,
              Sr. Notes,
              8.00%, 11/1/2008..................................        247,813
     250,000 Echostar DBS Corp.,
              Sr. Notes,
              9.375%, 2/1/2009..................................        242,500
     250,000 Emmis Communications Corp.,
              Ser. B,
              8.125%, 3/15/2009.................................        233,750
     250,000 Hollinger Intl. Publishing, Inc.,
              Sr. Sub. Notes,
              9.25%, 2/1/2006...................................        236,875
     250,000 Lin Televison Corp.,
              8.375%, 3/1/2008..................................        217,500
     250,000 Mediacom LLC,
              Sr. Notes, Ser. B,
              8.50%, 4/15/2008..................................        228,750
     250,000 Sinclair Broadcast Group, Inc.,
              Sr. Sub. Notes,
              10.00%, 9/30/2005.................................        236,250
     250,000 TV Guide, Inc.,
              Sr. Sub. Notes,
              8.125%, 3/1/2009..................................        247,500
   1,820,000 Viacom Inc.,
              Sr. Notes,
              7.75%, 6/1/2005...................................      1,826,703
     250,000 Young Broadcasting, Inc.,
              Ser. B,
              8.75%, 6/15/2007..................................        220,000
                                                                   ------------
                                                                      4,597,766
                                                                   ------------
             Retailing & Wholesale - 1.1%
     250,000 Ames Dept. Stores, Inc.,
              Sr. Notes,
              10.00%, 4/15/2006.................................        235,000

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Retailing & Wholesale - continued
 $   250,000 Jo-Ann Stores, Inc.,
              Sr. Sub. Notes,
              10.375%, 5/1/2007..................................   $    221,250
   1,000,000 Kroger Co.,
              Sr. Notes,
              6.375%, 3/1/2008...................................        906,545
     250,000 Michaels Stores, Inc.,
              Sr. Notes,
              10.875%, 6/15/2006.................................        261,250
                                                                    ------------
                                                                       1,624,045
                                                                    ------------
             Telecommunication Services & Equipment - 2.8%
     250,000 Crown Castle Intl. Corp.,
              Sr. Notes,
              9.00%, 5/15/2011...................................        227,500
     250,000 Global Crossing, Ltd.,
              Sr. Notes (a),
              9.125%, 11/15/2006.................................        238,750
     250,000 Hyperion Telecommunications, Inc.,
              Sr. Secd. Notes, Ser. B,
              12.25%, 9/1/2004...................................        260,000
     250,000 Intermedia Communications, Inc.,
              Sr. Notes, Ser. B,
              8.60%, 6/1/2008....................................        221,250
     250,000 McLeod USA, Inc.,
              Sr. Disc. Notes,
              0.00%, 3/1/2007 (b)................................        197,500
     250,000 Metromedia Fiber Network, Inc.,
              Sr. Notes, Ser. B,
              10.00%, 11/15/2008.................................        238,750
     150,000 Nextel Communications, Inc.,
              Sr. Notes,
              9.375%, 11/15/2009.................................        138,750
     250,000 Nextlink Communications, Inc.,
              Sr. Notes,
              12.50%, 4/15/2006..................................        258,750
     250,000 Powertel, Inc.,
              Sr. Notes,
              11.125%, 6/1/2007..................................        258,750
     250,000 Price Communications Wireless, Inc.,
              Sr. Secd. Notes,
              9.125%, 12/15/2006.................................        243,750
     250,000 Time Warner Telecom, LLC,
              Sr. Notes,
              9.75%, 7/15/2008...................................        253,750
   1,000,000 Vodafone Airtouch PLC,
              7.625%, 2/15/2005 (a)..............................      1,010,124
     250,000 Voicestream Wireless Co.,
              Sr. Notes,
              10.375%, 11/15/2009 (a)............................        250,000
     250,000 Williams Communications Group, Inc.,
              Sr. Notes,
              10.875%, 10/1/2009.................................        246,250
                                                                    ------------
                                                                       4,043,874
                                                                    ------------
             Transportation - 1.3%
   1,792,626 Southwest Airlines Co.,
              Ser. A3,
              8.70%, 7/1/2011....................................      1,894,330
                                                                    ------------

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Utilities - Telephone - 0.7%
 $ 1,000,000 MCI Worldcom Inc.,
              Sr. Notes,
              7.75%, 4/1/2007....................................   $  1,017,914
                                                                    ------------
             Utilities - 0.3%
     250,000 AES Corp.,
              Sr. Sub. Notes,
              8.50%, 11/1/2007...................................        220,000
     250,000 Azurix Corp.,
              Notes,
              10.375%, 2/15/2007 (a).............................        250,000
                                                                    ------------
                                                                         470,000
                                                                    ------------
             Total Corporate Bonds
              (cost $39,282,982).................................     37,229,367
                                                                    ------------
 MORTGAGE-BACKED SECURITIES - 24.9%
     425,000 FHLB:
              6.875%, 6/7/2002...................................        674,999
             FHLMC:
   4,295,766  6.00%, 2/1/2029....................................      3,916,192
   6,714,651  6.50%, 3/1/2029 - 5/1/2029.........................      6,310,297
  11,733,602  7.00%, 6/1/2027 - 11/1/2029........................     11,296,668
   6,897,535  7.50%, 10/1/2011 - 7/1/2028........................      6,828,371
   2,018,022  8.00%, 4/1/2027 - 5/1/2027.........................      2,028,556
   1,319,708  8.50%, 1/1/2028....................................      1,348,121
             GNMA:
   1,476,523  6.00%, 5/15/2028...................................      1,352,554
   2,674,554  6.50%, 5/15/2028...................................      2,525,554
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $37,861,626).................................     36,281,312
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 26.2%
             U.S. Treasury Bonds:
   4,510,000  6.25%, 5/15/2030...................................      4,772,144
   5,000,000  7.625%, 2/15/2007..................................      5,085,940
   1,600,000  8.125%, 5/15/2021..................................      1,966,000
   3,040,000  8.75%, 5/15/2017...................................      3,841,800
   3,625,000  9.00%, 11/15/2018..................................      4,729,494
   2,640,000  10.375%, 11/15/2012................................      3,248,850
   2,000,000  10.75%, 8/15/2005..................................      2,389,376
   1,270,000  11.75%, 11/15/2014.................................      1,749,822
             U.S. Treasury Notes:
   3,000,000  5.50%, 2/28/2003...................................      2,925,939
   2,100,000  7.25%, 5/15/2004...................................      2,165,625
   5,290,000  7.50%, 11/15/2001..................................      5,371,006
                                                                    ------------
             Total U. S. Treasury Obligations
              (cost $38,466,603).................................     38,245,996
                                                                    ------------
 YANKEE OBLIGATIONS - 4.5%
             Building, Construction & Furnishings - 1.0%
   1,540,000 Hanson Overseas BV,
              Sr. Notes,
              7.375%, 1/15/2003..................................      1,528,411
                                                                    ------------

  Principal
   Amount                                                              Value

 YANKEE OBLIGATIONS - continued
             Cable/Other Video Distribution - 0.4%
 $   250,000 Imax Corp.,
              Sr. Notes,
              7.875%, 12/1/2005..................................   $    228,750
     250,000 Rogers Cablesystems, Ltd.,
              11.00%, 12/1/2015..................................        283,125
                                                                    ------------
                                                                         511,875
                                                                    ------------
             Finance & Insurance - 0.4%
     100,000 Hutchison Whampoa Fin., Ltd.,
              Notes, Ser. A,
              6.95%, 8/1/2007 (a)................................         95,846
     500,000 ICI Fin. Netherlands,
              6.75%, 8/7/2002....................................        489,674
                                                                    ------------
                                                                         585,520
                                                                    ------------
             Forest Products - 0.2%
     250,000 Tembec Inds., Inc,
              Sr. Notes,
              8.625%, 6/30/2009..................................        237,500
                                                                    ------------
             Government - 0.3%
     330,000 Argentina,
              0.00%, 10/15/2001 (b)..............................        287,100
     100,000 Kazakhstan,
              8.375%, 10/2/2002..................................         95,750
     100,000 Lithuania,
              7.125%, 7/22/2002..................................         96,445
                                                                    ------------
                                                                         479,295
                                                                    ------------
             Metals & Mining - 0.3%
     500,000 Bulong Operation Property, Ltd.,
              Sr. Notes,
              12.50%, 12/15/2008.................................        375,000
                                                                    ------------
             Manufacturing - Distributing - 0.6%
   1,000,000 Tyco Intl. Group SA,
              6.125%, 11/1/2008..................................        895,388
                                                                    ------------
             Oil/Energy - 0.4%
     250,000 Gulf Canada Resources, Ltd.,
              Sr. Notes,
              8.35%, 8/1/2006....................................        242,500
     352,000 Petroleum GEO Svcs.,
              Notes,
              7.50%, 3/31/2007...................................        342,292
                                                                    ------------
                                                                         584,792
                                                                    ------------
             Paper & Packaging - 0.3%
     250,000 Domtar, Inc.,
              Notes,
              8.75%, 8/1/2006....................................        252,188
     250,000 Norampac, Inc.,
              Sr. Notes,
              9.50%, 2/1/2008....................................        243,750
                                                                    ------------
                                                                         495,938
                                                                    ------------

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

  Principal
   Amount                                                              Value

 YANKEE OBLIGATIONS - continued
             Telecommunication Services & Equipment - 0.6%
 $   250,000 Rogers Cantel, Inc.,
              Deb.,
              9.75%, 6/1/2016....................................   $    276,250
     200,000 SK Telecom, Ltd.,
              7.75%, 4/29/2004...................................        195,313
     250,000 Telewest Communications, PLC,
              Sr. Deb.,
              9.625%, 10/1/2006..................................        242,500
     100,000 TPSA Fin. BV,
              7.125%, 12/10/2003 (a).............................         95,935
                                                                    ------------
                                                                         809,998
                                                                    ------------
             Total Yankee Obligations
              (cost $6,794,377)..................................      6,503,717
                                                                    ------------
 FOREIGN BOND-(NON-US DOLLAR DENOMINATED) - 15.4%
             Banks - 2.1%
     600,000 Bayer Hypo Vereinsbank,
         EUR  4.75%, 9/19/2007...................................        548,910
     500,000 HSBC Holdings PLC,
         EUR  5.50%, 7/15/2009...................................        455,411
     985,000 IBRD World Bank,
         NZD  7.25%, 5/27/2003...................................        482,785
             Kreditanstalt Fur Wiederaufbau:
     530,000  5.25%, 1/4/2010....................................        494,788
         EUR
     383,468  5.50%, 3/12/2007...................................        370,889
         EUR
     210,000 Lloyds Bk., PLC,
         EUR  4.75%, 3/18/2011...................................        179,374
   1,075,000 Oesterreich Kontrollbank,
         DEM  5.75%, 9/12/2007...................................        534,929
                                                                    ------------
                                                                       3,067,086
                                                                    ------------
             Building, Construction & Furnishings - 0.1%
     180,000 Vodohospodarska Vystavba,
         DEM  8.00%, 7/9/2001....................................         89,695
                                                                    ------------
             Finance - 1.3%
   1,000,000 DSL Fin. NV,
         DEM  5.00%, 7/23/2004...................................        488,600
   2,500,000 Eksportfinans AS,
         SEK  6.875%, 2/9/2004...................................        298,814
   1,210,000 Siemens Financier,
         EUR  5.50%, 3/12/2007...................................      1,155,145
                                                                    ------------
                                                                       1,942,559
                                                                    ------------
             Government - 11.1%
   4,530,000 Belgium,
         EUR  3.75%, 3/28/2009...................................      3,862,445
             Denmark:
   2,100,000  5.00%, 8/15/2005...................................        266,146
         DKK
   4,300,000  7.00%, 11/15/2007..................................        603,058
         DKK

  Principal
   Amount                                                             Value

 FOREIGN BOND-(NON-US DOLLAR DENOMINATED) - continued
             Government - continued
             France:
     914,694  5.25%, 4/25/2008..................................   $    877,816
         EUR
   1,310,000  5.50%, 4/25/2029..................................      1,222,278
         EUR
   1,140,000 Germany,
         EUR  6.00%, 7/4/2007...................................      1,141,885
   1,400,000 Italy,
         EUR  5.75%, 7/10/2007..................................      1,355,757
             Netherlands:
     720,000  3.75%, 7/15/2009..................................        612,560
         EUR
     710,000  5.50%, 1/15/2028..................................        665,415
         EUR
     417,477  6.50%, 4/15/2003..................................        417,760
         EUR
             Spain:
     280,000  4.50%, 7/30/2004..................................        262,837
         EUR
   2,000,000  5.15%, 7/30/2009..................................      1,880,316
         EUR
     972,000  6.00%, 1/31/2029..................................        950,796
         EUR
   2,085,000 Sweden,
         EUR  5.00%, 1/28/2009..................................      1,936,787
      70,000 United Mexican States,
         GBP  8.75%, 5/30/2002..................................        111,415
                                                                   ------------
                                                                     16,167,271
                                                                   ------------
             Telecommunication Services & Equipment - 0.8%
   1,320,000 Nippon Telegraph & Telephone Co.,
         EUR  3.75%, 5/15/2006..................................      1,154,570
                                                                   ------------
             Total Foreign Bond-(Non-US Dollar Denominated)
              (cost $25,215,772)................................     22,421,181
                                                                   ------------
 REPURCHASE AGREEMENT - 1.3%
 $ 1,944,527 Dresdner Bank AG, 5.90%, dated 3/31/2000, due
              4/3/2000 (cost $1,944,527, maturity value of
              $1,945,483) (#)...................................      1,944,527
                                                                   ------------

      Total Investments -
       (cost $150,068,274)..................................  98.1%  143,132,123
      Other Assets and
       Liabilities - net....................................   1.9     2,717,412
                                                             -----  ------------
      Net Assets............................................ 100.0% $145,849,535
                                                             =====  ============

# Collateralized by $1,540,000 U.S. Treasury Bonds, 8.75%, 5/15/2017; value including accrued interest--$1,985,819.

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                   Combined Notes to Schedules of Investments
                       Schedule of Investments(continued)
                           March 31, 2000 (Unaudited)

(a) Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bill accretes on an annual basis until maturity date.
(c) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at March 31, 2000 plus accrued interest.
(d) All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(e) Security acquired under mortgage dollar roll agreements.
+   A portion of these securities are on loan.
*   Represents collateral received for securities on loan.

Summary of Abbreviations:

ACA     American Capital Access
AMBAC   American Municipal Bond Assurance Corp.
AMT     Alternative Minimum Tax
CDA     Community Development Authority
DEM     German Deutsche Mark
DKK     Danish Krone
EDA     Economic Development Authority
ETM     Escrowed to Maturity
EUR     Euro Dollar
FFCB    Federal Farm Credit Bank
FGIC    Financial Guaranty Insurance Corp.
FHA     Federal Housing Authority
FHLB    Federal Home Loan Banks
FHLMC   Federal Home Loan Mortgage Corp.
FNMA    Federal National Mortgage Association
FRF     French Franc
FSA     Financial Security Assurance Corp.
GBP     Pound Sterling
GNMA    Government National Mortgage Association
GO      General Obligation
HFA     Housing Finance Authority
IBC     Insured Bond Certification
IDA     Industrial Development Authority
MBIA    Municipal Bond Investors Assurance Corp.
MHRB    Multifamily Housing Revenue Bond
MTN     Medium Term Notes
NZD     New Zealand Dollar
PCRB    Pollution Control Revenue Bond
RB      Revenue Bond
RRB     Refunding Revenue Bond
SEK     Swedish Krone
SFHRB   Single Family Housing Revenue Bond
SFHRRB  Single Family Housing Refunding Revenue Bond
SLMA    Student Loan Marketing Association
STRIPS  Separate Trading of Registered Interest and Principal of Securities

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Assets and Liabilities
                           March 31, 2000 (Unaudited)


                                                                         Adjustable                   Fixed Income  High Yield
                                                                          Rate Fund   Core Bond Fund      Fund       Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
Assets
 Identified cost of securities...................................        $36,812,131  $1,105,824,830  $784,082,249  $51,220,451
 Repurchase agreements at amortized cost.........................         13,783,000     114,503,000    25,234,311    3,603,000
--------------------------------------------------------------------------------------------------------------------------------
 Total cost of securities........................................         50,595,131   1,220,327,830   809,316,560   54,823,451
 Net unrealized gains or losses on securities....................           (255,229)     (8,728,276)  (12,863,117)  (1,928,120)
--------------------------------------------------------------------------------------------------------------------------------
 Market value of securities......................................         50,339,902   1,211,599,554   796,453,443   52,895,331
 Cash............................................................                  0             127             0          367
 Receivable for securities sold..................................             82,024     104,857,992   118,675,534            0
 Receivable for Fund shares sold.................................            794,703       2,592,914       894,210            0
 Dividends and interest receivable...............................            317,134      11,235,308     7,913,031    1,448,371
 Receivable from investment advisor..............................              1,829          47,648        11,512        7,203
 Prepaid expenses and other assets...............................              2,997          79,392       122,277       54,267
--------------------------------------------------------------------------------------------------------------------------------
  Total assets...................................................         51,538,589   1,330,412,935   924,070,007   54,405,539
--------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Distributions payable...........................................             12,150       5,056,011     2,724,611      406,411
 Payable for securities purchased................................            499,587     179,272,376   200,987,599            0
 Payable for Fund shares redeemed................................                570       2,254,024     1,759,540            0
 Payable for securities on loan..................................                  0               0   146,237,587            0
 Deferred mortgage dollar roll income............................                  0               0        26,577            0
 Due to custodian bank...........................................              1,677               0             0            0
 Advisory fee payable............................................                  0               0             0            0
 Distribution Plan expenses payable..............................                214             275           265            0
 Due to other related parties....................................                309           9,349         4,692          443
 Accrued expenses and other liabilities..........................             28,074          87,012        24,259       19,293
--------------------------------------------------------------------------------------------------------------------------------
  Total liabilities..............................................            542,581     186,679,047   351,765,130      426,147
--------------------------------------------------------------------------------------------------------------------------------
Net assets.......................................................        $50,996,008  $1,143,733,888  $572,304,877  $53,979,392
--------------------------------------------------------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.................................................         52,334,831   1,181,381,776  $585,990,222  $55,936,445
 Undistributed (overdistributed) net investment income...........             34,044          76,344      (386,551)      70,985
 Accumulated net realized gains or losses on securities
  and foreign currency related transactions......................         (1,117,638)    (28,995,956)     (435,677)     (99,918)
 Net unrealized losses on securities and
  foreign currency related transactions..........................           (255,229)     (8,728,276)  (12,863,117)  (1,928,120)
--------------------------------------------------------------------------------------------------------------------------------
Total net assets.................................................        $50,996,008  $1,143,733,888  $572,304,877  $53,979,392
--------------------------------------------------------------------------------------------------------------------------------
Net assets consists of
 Class I.........................................................         27,425,791   1,130,065,574  $559,352,115  $53,978,406
 Class IS........................................................         23,570,217      13,668,314    12,952,762          986
--------------------------------------------------------------------------------------------------------------------------------
Total net assets.................................................        $50,996,008  $1,143,733,888  $572,304,877  $53,979,392
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 Class I.........................................................          2,880,183     113,683,332    97,194,112    5,622,196
 Class IS........................................................          2,475,738       1,375,071     2,250,697          103
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share
 Class I.........................................................        $      9.52  $         9.94  $       5.76  $      9.60
--------------------------------------------------------------------------------------------------------------------------------
 Class IS........................................................        $      9.52  $         9.94  $       5.76  $      9.60
--------------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Assets and Liabilities
                           March 31, 2000 (Unaudited)

                                                                                                        Limited
                                                           Income Plus    Intermediate  International   Duration    Total Return
                                                               Fund        Bond Fund      Bond Fund       Fund       Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets
 Identified cost of securities........................    $1,959,343,300  $674,180,094   $57,613,421  $300,018,108  $148,123,747
 Repurchase Agreements at amortized cost..............        40,464,564             0             0     2,757,902     1,944,527
---------------------------------------------------------------------------------------------------------------------------------
 Total cost of securities.............................     1,999,807,864   674,180,094    57,613,421   302,776,010   150,068,274
 Net unrealized gains or losses on securities.........       (29,484,761)   (6,531,819)   (5,850,011)   (4,571,101)   (6,936,151)
---------------------------------------------------------------------------------------------------------------------------------
 Market value of securities...........................     1,970,323,103   667,648,275    51,763,410   298,204,909   143,132,123
 Cash.................................................               686           123             0           681             0
 Foreign currency, at value (cost $0, $0,
  $16,883, $0, and $2,159, respectively)..............                 0             0        16,883             0         2,159
 Receivable for securities sold.......................        44,332,813     6,757,598       222,349        10,574             0
 Receivable for Fund shares sold......................         1,168,041       102,000             0        62,388             0
 Dividends and interest receivable....................        27,779,583    10,313,529     1,362,122     3,586,358     2,719,755
 Receivable for closed forward foreign
  currency exchange contracts.........................                 0             0        52,831             0       223,757
 Unrealized gains on forward foreign
  currency exchange contracts.........................                 0             0       354,463             0             0
 Receivable from investment advisor...................            48,201             0             0        55,531             0
 Prepaid expenses and other assets....................           156,330        73,806         9,859         5,512         6,602
---------------------------------------------------------------------------------------------------------------------------------
  Total assets........................................     2,043,808,757   684,895,331    53,781,917   301,925,953   146,084,396
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Distributions payable................................         9,355,377     2,845,465       210,485     1,470,161       184,798
 Payable for securities purchased.....................       114,742,248    27,288,742             0             0             0
 Payable for Fund shares redeemed.....................         2,530,994       884,249             0       656,456             0
 Payable for securities on loan.......................       226,458,049             0             0             0             0
 Deferred mortgage dollar roll income.................            23,449             0             0             0             0
 Due to custodian bank................................                 0             0       160,893             0             0
 Advisory fee payable.................................                 0        17,437             0             0         1,101
 Distribution Plan expenses payable...................               288           143             0           187             0
 Due to other related parties.........................            13,838         5,367           439         2,448         1,188
 Accrued expenses and other liabilities...............           113,544        23,282        15,842       125,666        47,774
---------------------------------------------------------------------------------------------------------------------------------
  Total liabilities...................................       353,237,787    31,064,685       387,659     2,254,918       234,861
---------------------------------------------------------------------------------------------------------------------------------
Net assets............................................    $1,690,570,970  $653,830,646   $53,394,258  $299,671,035  $145,849,535
---------------------------------------------------------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital......................................    $1,744,291,674  $678,923,704   $59,368,036  $304,473,295  $160,939,519
 Undistributed (overdistributed) net
  investment income...................................           273,280        75,985      (448,310)      195,435       146,404
 Accumulated net realized gains or losses on
  securities and foreign currency
  related transactions................................       (24,509,223)  (18,637,224)       39,726      (426,594)   (8,488,853)
 Net unrealized losses on securities and
  foreign currency related transactions...............       (29,484,761)   (6,531,819)   (5,565,194)   (4,571,101)   (6,747,535)
---------------------------------------------------------------------------------------------------------------------------------
Total net assets......................................    $1,690,570,970  $653,830,646   $53,394,258  $299,671,035  $145,849,535
---------------------------------------------------------------------------------------------------------------------------------
Net assets consists of
 Class I..............................................    $1,676,532,042  $646,881,679   $53,247,095  $290,463,411  $145,597,406
 Class IS.............................................        14,038,928     6,948,967       147,163     9,207,624       252,129
---------------------------------------------------------------------------------------------------------------------------------
Total net assets......................................    $1,690,570,970  $653,830,646   $53,394,258  $299,671,035  $145,849,535
---------------------------------------------------------------------------------------------------------------------------------
Shares outstanding
 Class I..............................................       314,174,515    10,767,066     6,083,213    28,761,492     1,615,802
 Class IS.............................................         2,630,816       115,661        16,819       911,729         2,798
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per
 share
 Class I..............................................    $         5.34  $      60.08   $      8.75  $      10.10  $      90.11
---------------------------------------------------------------------------------------------------------------------------------
 Class IS.............................................    $         5.34  $      60.08   $      8.75  $      10.10  $      90.11
---------------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statements of Operations
                  Six Months Ended March 31, 2000 (Unaudited)

                                                                                                                      High Yield
                                                                                Adjustable   Core Bond      Fixed        Bond
                                                                                Rate Fund      Fund      Income Fund   Fund (a)
----------------------------------------------------------------------------------------------------------------------------------
Investment income
 Interest..................................................................     $1,417,648  $35,293,501  $20,679,496  $ 1,410,245
 Dividends.................................................................              0    1,487,687            0            0
----------------------------------------------------------------------------------------------------------------------------------
Total investment income....................................................      1,417,648   36,781,188   20,679,496    1,410,245
----------------------------------------------------------------------------------------------------------------------------------
Expenses
 Advisory fee..............................................................         56,722    1,964,970    1,365,601       76,347
 Distribution Plan expenses................................................         16,027       13,210       15,333            1
 Administrative services fees..............................................          8,747      322,475      170,913       15,269
 Transfer agent fee........................................................          3,506       33,357       28,833          324
 Trustees' fees and expenses...............................................            416       10,982        5,948          431
 Printing and postage expenses.............................................          1,749       27,000       10,036        2,545
 Custodian fee.............................................................          7,893      157,311      100,436        7,347
 Registration and filing fees..............................................          2,166      144,675       28,685       16,414
 Professional fees.........................................................          9,700       12,766        9,907        5,769
 Organization expenses.....................................................              0            0            0        3,985
 Other.....................................................................          7,905       70,495       13,389          624
----------------------------------------------------------------------------------------------------------------------------------
  Total expenses...........................................................        114,831    2,757,241    1,749,081      129,056
  Less: Expense reductions.................................................           (642)     (20,467)     (11,585)      (3,818)
        Fee waivers........................................................        (25,457)    (429,870)    (184,382)     (33,621)
----------------------------------------------------------------------------------------------------------------------------------
  Net expenses.............................................................         88,732    2,306,904    1,553,114       91,617
----------------------------------------------------------------------------------------------------------------------------------
 Net investment income.....................................................      1,328,916   34,474,284   19,126,382    1,318,628
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on
  securities and foreign currency related
  transactions.............................................................       (291,204) (11,189,589)    (632,167)     (99,918)
----------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.............................................................         51,090   (3,435,161)  (6,485,296)  (1,928,120)
----------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and
  foreign currency related transactions....................................       (240,114) (14,624,750)  (7,117,463)  (2,028,038)
----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
  operations...............................................................     $1,088,802  $19,849,534  $12,008,919  $  (709,410)
----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from November 30, 1999 (commencement of operations) through March 31, 2000.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statements of Operations
                  Six Months Ended March 31, 2000 (Unaudited)

                                                                            Intermediate  International   Limited    Total Return
                                                              Income Plus       Bond          Bond       Duration        Bond
                                                                  Fund          Fund          Fund         Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment income
 Interest................................................     $ 61,216,250  $ 18,770,958   $ 1,406,274  $ 9,972,121  $ 5,447,814
 Dividends...............................................          210,000             0             0            0            0
---------------------------------------------------------------------------------------------------------------------------------
Total investment income..................................       61,426,250    18,770,958     1,406,274    9,972,121    5,447,814
---------------------------------------------------------------------------------------------------------------------------------
Expenses
 Advisory fee............................................        4,046,722     1,913,970       155,243      388,142      272,608
 Distribution Plan expenses..............................           17,568         8,427           304        6,600        4,353
 Administrative services fees............................          502,619       203,372        16,577       86,450       43,750
 Transfer agent fee......................................           31,370         2,901           818       19,356          985
 Trustees' fees and expenses.............................           17,680         6,918           553        2,997        1,512
 Printing and postage expenses...........................           34,051        10,383         2,864        6,273        5,624
 Custodian fee...........................................          260,868        29,503        37,610       56,234       25,505
 Registration and filing fees............................          105,539         1,905         8,140       25,555       24,851
 Professional fees.......................................           19,557        11,833         8,581        8,598        8,639
 Other...................................................           39,757         7,196        12,104       58,408       12,104
---------------------------------------------------------------------------------------------------------------------------------
  Total expenses.........................................        5,075,731     2,196,408       242,794      658,613      399,931
  Less: Expense reductions...............................          (37,792)      (11,879)      (13,925)     (11,575)      (2,843)
        Fee waivers......................................         (561,810)      (28,254)      (48,814)    (191,754)     (15,042)
---------------------------------------------------------------------------------------------------------------------------------
  Net expenses...........................................        4,476,129     2,156,275       180,055      455,284      382,046
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income...................................       56,950,121    16,614,683     1,226,219    9,516,837    5,065,768
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains or losses on
 securities and foreign currency related transactions
 Net realized gains or losses on:
  Securities.............................................      (13,985,939)  (15,186,058)       24,049     (325,629)  (3,276,935)
  Foreign currency related transactions..................                0             0       126,184            0      283,922
---------------------------------------------------------------------------------------------------------------------------------
 Net realized gains or losses on securities
  and foreign currency related transactions..............      (13,985,939)  (15,186,058)      150,233     (325,629)  (2,993,013)
---------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions...........................................      (12,287,803)      722,649    (3,964,251)  (3,157,103)  (1,251,777)
---------------------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized losses on
  securities and foreign currency
  related transactions...................................      (26,273,742)  (14,463,409)   (3,814,018)  (3,482,732)  (4,244,790)
---------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations..............................     $ 30,676,379  $  2,151,274   $(2,587,799) $ 6,034,105  $   820,978
---------------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                  Six Months Ended March 31, 2000 (Unaudited)

                                                                          Adjustable                                  High Yield
                                                                             Rate        Core Bond     Fixed Income      Bond
                                                                             Fund           Fund           Fund        Fund (a)
----------------------------------------------------------------------------------------------------------------------------------
Operations
 Net investment income..............................................     $  1,328,916  $   34,474,284  $  19,126,382  $ 1,318,628
 Net realized gains or losses on securities
  and foreign currency related transactions.........................         (291,204)    (11,189,589)      (632,167)     (99,918)
 Net change in unrealized gains or losses
  on securities and foreign currency
  related transactions..............................................           51,090      (3,435,161)    (6,485,296)  (1,928,120)
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets
   resulting from operations........................................        1,088,802      19,849,534     12,008,919     (709,410)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
  Class I...........................................................         (924,350)    (33,854,628)   (18,503,601)  (1,247,617)
  Class IS..........................................................         (371,446)       (318,008)      (378,042)         (26)
----------------------------------------------------------------------------------------------------------------------------------
  Total distributions to shareholders...............................       (1,295,796)    (34,172,636)   (18,881,643)  (1,247,643)
----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..........................................       26,635,178     230,671,510     91,114,800   55,887,523
 Payment for shares redeemed........................................      (32,989,502)   (128,513,276)  (118,044,867)           0
 Net asset value of shares issued in
  reinvestment of distributions.....................................        1,324,895       7,374,127      3,590,226       48,922
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
   capital share transactions.......................................       (5,029,429)    109,532,361    (23,339,841)  55,936,445
----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets..........................       (5,236,423)     95,209,259    (30,212,565)  53,979,392
Net assets
 Beginning of period................................................       56,232,431   1,048,524,629    602,517,442            0
----------------------------------------------------------------------------------------------------------------------------------
 End of period......................................................     $ 50,996,008  $1,143,733,888  $ 572,304,877  $53,979,392
----------------------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income...............     $     34,044  $       76,344  $    (386,551) $    70,985
----------------------------------------------------------------------------------------------------------------------------------

(a) For the period from November 30, 1999 (commencement of operations) through March 31, 2000.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                  Six Months Ended March 31, 2000 (Unaudited)

                                          Intermediate   International   Limited     Total Return
                           Income Plus        Bond           Bond        Duration        Bond
                               Fund           Fund           Fund          Fund          Fund
--------------------------------------------------------------------------------------------------
Operations
 Net investment income..  $   56,950,121  $  16,614,683   $ 1,226,219  $  9,516,837  $  5,065,768
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     (13,985,939)   (15,186,058)      150,233      (325,629)   (2,993,013)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     (12,287,803)       722,649    (3,964,251)   (3,157,103)   (1,251,777)
--------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations...........      30,676,379      2,151,274    (2,587,799)    6,034,105       820,978
--------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class I...............     (55,731,041)   (16,394,532)   (1,990,795)   (9,165,645)   (4,784,461)
  Class IS..............        (436,350)      (156,422)       (7,875)     (161,550)     (104,553)
--------------------------------------------------------------------------------------------------
  Total distributions to
   shareholders.........     (56,167,391)   (16,550,954)   (1,998,670)   (9,327,195)   (4,889,014)
--------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     132,090,072     70,988,334     4,124,009    47,065,238     8,647,202
 Payment for shares
  redeemed..............    (224,810,730)  (113,272,615)   (3,048,603)  (59,403,779)  (13,884,689)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........       3,702,731        178,510     1,408,602     1,516,926     4,501,539
--------------------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions...     (89,017,927)   (42,105,771)    2,484,008   (10,821,615)     (735,948)
--------------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets..............    (114,508,939)   (56,505,451)   (2,102,461)  (14,114,705)   (4,803,984)
Net assets
 Beginning of period....   1,805,079,909    710,336,097    55,496,719   313,785,740   150,653,519
--------------------------------------------------------------------------------------------------
 End of period..........  $1,690,570,970  $ 653,830,646   $53,394,258  $299,671,035  $145,849,535
--------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $      273,280  $      75,985   $  (448,310) $    195,435  $    146,404
--------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                          Adjustable
                             Rate        Core Bond     Fixed Income   Income Plus
                             Fund         Fund(a)          Fund           Fund
------------------------------------------------------------------------------------
Operations
 Net investment income..  $ 2,189,264  $   19,149,689  $ 36,359,046  $   86,445,775
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..     (206,625)    (17,915,146)    1,416,510      (9,539,387)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     (203,833)     10,559,806   (33,036,101)    (95,323,463)
------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations...........    1,778,806      11,794,349     4,739,455     (18,417,075)
------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class I...............   (1,397,318)    (18,838,531)  (35,671,468)    (85,924,615)
  Class IS..............     (793,896)       (117,748)     (658,927)       (510,896)
 Net realized gains.....
  Class I...............            0        (144,394)            0     (12,260,419)
  Class IS..............            0          (3,606)            0         (77,202)
------------------------------------------------------------------------------------
  Total distributions to
   shareholders.........   (2,191,214)    (19,104,279)  (36,330,395)    (98,773,132)
------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   32,420,775      83,677,773   147,719,575     233,942,078
 Payment for shares
  redeemed..............  (10,412,264)    (48,148,961) (200,209,090)   (314,597,134)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........    1,817,776       3,931,283     7,882,569      17,855,318
 Net asset value of
  shares issued in
  acquisition of:
  Common Trust Funds....            0     312,235,534             0     610,301,298
  Investment Companies..            0     592,389,300             0               0
------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....   23,826,287     944,084,929   (44,606,946)    547,501,560
------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............   23,413,879     936,774,999   (76,197,886)    430,311,353
Net assets
 Beginning of period....   32,818,552     111,749,630   678,715,328   1,374,768,556
------------------------------------------------------------------------------------
 End of period..........  $56,232,431  $1,048,524,629  $602,517,442  $1,805,079,909
------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $       924  $     (225,304) $   (631,290) $     (509,450)
------------------------------------------------------------------------------------

(a) For the six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.

                  See Combined Notes to Financial Statements.

                                   Evergreen
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                          Intermediate  International   Limited     Total Return
                              Bond          Bond        Duration        Bond
                              Fund          Fund          Fund          Fund
---------------------------------------------------------------------------------
Operations
 Net investment income..  $ 33,672,831   $ 1,997,899  $  8,117,604  $  9,510,660
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..    (3,177,212)    3,129,348       (98,199)   (3,793,155)
 Net change in
  unrealized gains or
  losses on securities,
  and foreign currency
  related transactions..   (52,389,950)   (3,192,115)   (2,114,578)   (6,893,620)
---------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations...........   (21,894,331)    1,935,132     5,904,827    (1,176,115)
---------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
  Class I...............   (33,430,318)   (1,906,784)   (8,066,740)   (9,139,842)
  Class IS..............      (236,269)       (5,278)      (43,790)     (389,292)
 Net realized gains
  Class I...............    (9,895,453)            0      (125,867)            0
  Class IS..............       (67,252)            0        (1,052)            0
---------------------------------------------------------------------------------
  Total distributions to
   shareholders.........   (43,629,292)   (1,912,062)   (8,237,449)   (9,529,134)
---------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    81,766,341    14,680,094    65,588,737    20,634,659
 Payment for shares
  redeemed..............  (106,674,508)   (7,438,959)  (65,752,963)   (2,278,793)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     8,732,727     1,496,453     2,540,973     6,980,846
 Net asset value of
  shares issued in
  acquisition of:
  Common Trust Funds....    40,425,308             0   242,317,183             0
---------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....    24,249,868     8,737,588   244,693,930    25,336,712
---------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............   (41,273,755)    8,760,658   242,361,308    14,631,463
Net assets
 Beginning of period....   751,609,852    46,736,061    71,424,432   136,022,056
---------------------------------------------------------------------------------
 End of period..........  $710,336,097   $55,496,719  $313,785,740  $150,653,519
---------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $     12,256   $   324,141  $      5,793  $    (30,350)
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                       Statement of Changes in Net Assets

                                                                  Core Bond Fund
                                                                    Year Ended
                                                                    March 31,
                                                                     1999(a)
--------------------------------------------------------------------------------
Operations
 Net investment income..........................................   $  6,395,051
 Net realized gains on securities and foreign currency related
  transactions..................................................      1,960,347
 Net change in unrealized losses on securities and foreign
  currency related transactions.................................     (1,449,745)
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations..........      6,905,653
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income
  Class I.......................................................     (6,248,934)
  Class IS......................................................       (154,241)
 Net realized gains
  Class I.......................................................     (2,212,023)
  Class IS......................................................        (55,284)
--------------------------------------------------------------------------------
  Total distributions to shareholders...........................     (8,670,482)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold......................................     18,357,060
 Payment for shares redeemed....................................    (12,547,141)
 Net asset value of shares issued in reinvestment of
  distributions.................................................      8,385,840
--------------------------------------------------------------------------------
  Net increase in net assets resulting from capital share
   transactions.................................................     14,195,759
--------------------------------------------------------------------------------
  Total increase in net assets..................................     12,430,930
Net assets
 Beginning of period............................................     99,318,700
--------------------------------------------------------------------------------
 End of period..................................................   $111,749,630
--------------------------------------------------------------------------------
Undistributed net investment income.............................   $          0
--------------------------------------------------------------------------------

(a) The information represented for the Tattersall Bond Fund, the accounting survivor in the June 4, 1999 merger with Select Core Bond Fund.

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Select Fixed Income Funds consist of Evergreen Select Adjustable Rate Fund ("Adjustable Rate Fund"), Evergreen Select Core Bond Fund ("Core Bond Fund"), Evergreen Select Fixed Income Fund ("Fixed Income Fund"), Evergreen Se-lect High Yield Bond Fund ("High Yield Bond Fund"), Evergreen Select Income Plus Fund ("Income Plus Fund"), Evergreen Select Intermediate Term Municipal Bond Fund ("Intermediate Bond Fund"), Evergreen Select International Bond Fund ("International Bond Fund"), Evergreen Select Limited Duration Fund ("Limited Duration Fund") and Evergreen Select Total Return Bond Fund ("Total Return Bond Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Ever-green Select Fixed Income Trust (the "Trust"), a Delaware business trust orga-nized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer an Institutional class of shares ("Class I") and an Institu-tional Service class of shares ("Class IS"). Each class of shares is sold with-out a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities, municipal bonds and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities, which are generally recognized by insti-tutional traders. Securities for which valuations are not available from an in-dependent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other secu-rities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Mutual fund shares held in a fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institu-tions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds, may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

G. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. A Fund's investment adviser will monitor the creditworthiness of such borrow-ers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the bor-rower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connection with such loans.

H. Mortgage Dollar Rolls Transactions
Each Fund may engage in mortgage dollar roll transactions with respect to mort-gage-backed securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Fund sells a mortgage-backed security to a financial insti-tution, such as a bank or broker/dealer and simultaneously agrees to repurchase a substantially similar (i.e. same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed secu-rities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the roll period the Fund foregoes principal and interest paid on the securities. The Fund receives compensation from the inter-est earned on the cash proceeds of the initial sale and in the form of a fee which is recorded as deferred income and amortized to income over the roll pe-riod, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and cash settlement made at each renewal without physical delivery of the secu-rities subject to the contract.

I. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains re-alized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

J. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Funds policy not to distribute such gains.

K. Distributions
Distributions from net investment income for each Fund, except International Bond Fund, are declared daily and paid monthly. Distributions from net invest-ment income for the International Bond Fund are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annu-ally. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

L. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for Class IS.

M. Organization Expenses
Expenses relating to the organization of High Yield Bond Fund have been re-flected in High Yield Bond Fund's operating results for the period ended March 31, 2000.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company ("EIMC"), an indirect wholly owned sub-sidiary of First Union National Bank ("FUNB"), is the investment advisor for Adjustable Rate Fund and High Yield Bond Fund. In return for providing invest-ment advisory and administrative services to both of the Funds, the Funds pay EIMC an advisory fee that is calculated and paid daily. The advisory fee, for Adjustable Rate Fund and High Yield Bond Fund, is computed at an annual rate of 0.21% and 0.50%, respectively, of the average daily net assets of the respec-tive Fund. Prior to January 3, 2000, the advisory fee for Adjustable Rate Fund rate was calculated at a rate of 0.30% of its average daily net assets.

Tattersall Advisory Group ("TAG"), a subsidiary of FUNB, is the investment ad-visor of Core Bond Fund. In return for its services, the Fund pays TAG an advi-sory fee that is calculated and paid daily at an annual rate of 0.32% of the Fund's average daily net assets. Prior to January 3, 2000, the advisory fee for Core Bond Fund rate was calculated at a rate of 0.40% of its average daily net assets.

FUNB, a division of First Union Corporation, ("First Union"), serves as the in-vestment advisor to Fixed Income Fund, Income Plus Fund, Limited Duration Fund and Total Return Bond Fund. In return for providing investment advisory serv-ices to the Funds, each Fund pays FUNB an advisory fee that is calculated and paid daily based on the following percentages of each Fund's average daily net assets:

                                                                 Annual
                                                              Advisory Fee
                                                              ------------
         Fixed Income Fund...................................    0.42%
         Income Plus Fund....................................    0.42%
         Intermediate Bond Fund..............................    0.52%
         Limited Duration Fund...............................    0.22%
         Total Return Bond Fund..............................    0.32%

Prior to January 3, 2000, Fixed Income Fund, Income Plus Fund, Intermediate Bond Fund, Limited Duration Fund and the Total Return Bond Fund, rates were calculated and paid daily based on the Fund's average daily net assets as fol-lows:

                                                                 Annual
                                                              Advisory Fee
                                                              ------------
         Fixed Income Fund...................................    0.50%
         Income Plus Fund....................................    0.50%
         Intermediate Bond Fund..............................    0.60%
         Limited Duration Fund...............................    0.30%
         Total Return Bond Fund..............................    0.40%

First International Advisors, Ltd. ("FIA"), a division of FUNB, is the invest-ment advisor for the International Bond Fund. FIA is paid an advisory fee that is calculated and paid daily. The advisory fee is computed at an annual rate of 0.52% of the average daily net assets of the Fund. Prior to January 3, 2000, the advisory fee for the rate was calculated at a rate of 0.60% of the Fund's average daily net assets.

During the six months ended March 31, 2000, the amount of investment advisory fees waived by each investment advisor and the impact on each Fund's expense ratio represented as a percentage of its average net assets were as follows:

                                                  Fees     % of Average
                                                 Waived  Daily Net Assets
                                                -------------------------
         Adjustable Rate Fund.................. $ 25,457      0.12%
         Core Bond Fund........................  429,870      0.08%
         Fixed Income Fund.....................  184,382      0.06%
         High Yield Fund.......................   33,621      0.22%
         Income Plus Fund......................  561,810      0.06%
         Intermediate Bond Fund................   28,254      0.01%
         International Bond Fund...............   48,814      0.18%
         Limited Duration Fund.................  191,754      0.13%
         Total Return Bond Fund................   15,042      0.02%

FIA and EIMC serve as sub-investment advisors to the Total Return Bond Fund. These services are being provided at no additional cost to the Fund. FUNB is responsible for the supervision and payment of fees to FIA and EIMC.

Evergreen Investment Services ("EIS"), a indirect wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. For its services, the Funds pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. Prior to March 15, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

Prior to January 3, 2000, the Adjustable Rate Fund had reimbursed EIMC for pro-viding certain administration and accounting expenses. The sub-administration fee was paid by the investment advisor until the sub-administration agreement with BISYS was terminated on March 14, 2000.

Prior to January 3, 2000, the administrator and sub-administrator for the each Fund, except Adjustable Rate Fund, was entitled to an annual fee based on the combined average daily net assets of all the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the invest-ment advisors. The sub-administrator was paid by the administrator out of its fees until the sub-administration agreement with BISYS was terminated on March 14, 2000. The administration fee was calculated by applying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of each Fund. The sub-administration fee was calculated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the average daily net assets of each Fund.

Evergreen Service Company, ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer agent and dividend disbursing agent for the Funds.

During the six months ended March 31, 2000, the Funds, paid or accrued the fol-lowing amounts for administrative and sub-administrative services:

                                        Administration Sub-administration
                                             Fee              Fee
                                        ---------------------------------
         Adjustable Rate Fund..........    $  8,747         $     0
         Core Bond Fund................     298,598          23,877
         Fixed Income Fund.............     157,869          13,044
         High Yield Fund...............      14,660             609
         Income Plus Fund..............     467,176          35,443
         Intermediate Bond Fund........     188,356          15,016
         International Bond Fund.......      15,360           1,217
         Limited Duration Fund.........      80,556           5,894
         Total Return Bond Fund........      40,426           3,324

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Class IS currently pays a service fee equal to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated and paid daily.

Each Distribution Plan may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the Class IS.

5. ACQUISITIONS

On June 25, 1999 several of the Funds acquired the net assets of certain common trust funds managed by FUNB. These acquisitions were accomplished through tax-able or tax-free exchanges of Class I shares of each Fund. The value of total shares issued, net assets acquired and unrealized appreciation of each Fund were as follows:

                                                       Total     Total Net     Unrealized
 Acquiring                                            Shares       Assets     Appreciation
    Fund           Common Trust Fund Acquired         Issued      Acquired   (Depreciation)
-------------------------------------------------------------------------------------------
Core Bond     Fund Charitable Fixed Income Trust     10,632,584 $106,874,434   (2,608,935)
 Fund Core    CoreFund Bond Fund                     20,219,688  203,240,383            0
              Signet Premium Income Fund                210,985    2,120,717      (32,764)
                                                    ----------- ------------  -----------
                                                     31,063,257  312,235,534   (2,641,699)

Income Plus   CoreFund Fixed Income Fund             45,904,652  248,651,717   (5,968,898)
 Fund         CoreFund Bond Trust                    66,765,388  361,649,581   (6,978,079)
                                                    ----------- ------------  -----------
                                                    112,670,040  610,301,298  (12,946,977)

Intermediate  CoreFund Delaware Municipal Bond Fund     644,587   40,425,308      304,901
 Bond Fund                                          ----------- ------------  -----------

Limited       CoreFund Intermediate Bond Trust       10,728,927  109,605,697     (334,385)
 Duration     CoreFund Intermediate Fund              4,178,636   42,688,717      (21,833)
 Fund         CoreFund Intermediate Bond Fund         8,812,023   90,022,769            0
                                                    ----------- ------------  -----------
                                                     23,719,586  242,317,183     (356,218)

On June 4, 1999, Core Bond Fund acquired all of the net assets and certain lia-bilities of the Tattersall Bond Fund ("Tattersall"), an open-end, management investment company, registered under 1940 Act, through a tax-free exchange of Class I and Class IS shares. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,251,269. The aggregate net assets of Tattersall and Core Bond Fund immediately before the acquisition were $109,122,148 and $592,389,300, respectively. The aggregate net assets of Core Bond Fund after the acquisition were $701,511,448. Since TAG was expected to be the investment adviser to Core Bond Fund after the acquisition and Core Bond Fund was to be managed in accordance with Tattersall's investment objec-tive and policies, it was determined that Tattersall would be the accounting and performance survivor of this reorganization and as such its basis of ac-counting for assets and liabilities and its operating results for prior periods are carried forward.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and Class IS. Transactions in shares of the Funds were as follows:

Adjustable Rate Fund

                                Six Months Ended            Year Ended
                                 March 31, 2000         September 30, 1999
                             ------------------------  ----------------------
                               Shares       Amount      Shares      Amount
------------------------------------------------------------------------------
Class I
Shares sold.................    402,157  $  4,004,291  1,602,911  $15,347,739
Shares redeemed............. (1,405,041)  (13,387,773)  (354,414)  (3,423,816)
Shares issued in
 reinvestment of
 distributions..............    114,318       913,728    125,051    1,199,107
------------------------------------------------------------------------------
Net increase (decrease).....   (888,566)   (8,469,754) 1,373,548   13,123,030
------------------------------------------------------------------------------
Class IS
Shares sold.................  2,377,716    22,630,887  1,780,289   17,073,036
Shares redeemed............. (2,057,824)  (19,601,729)  (728,144)  (6,988,448)
Shares issued in
 reinvestment of
 distributions..............     43,130       411,167     64,525      618,669
------------------------------------------------------------------------------
Net increase (decrease).....    363,022     3,440,325  1,116,670   10,703,257
------------------------------------------------------------------------------
Net increase (decrease).....             $ (5,029,429)             23,826,287
------------------------------------------------------------------------------

Core Bond Fund

                               Six Months Ended              Year Ended                Year Ended
                                March 31, 2000         September 30, 1999 (a)      March 31, 1999 (b)
                           --------------------------  ------------------------  ------------------------
                             Shares        Amount        Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------------------------------
 Class I
 Shares sold.............   21,719,775  $ 215,895,503   7,983,350  $ 81,433,457   1,686,530  $ 17,978,857
 Shares redeemed.........  (12,237,174)  (121,491,286) (4,611,016)  (46,750,534) (1,092,498)  (11,649,216)
 Shares issued in
  reinvestment of
  distributions..........      718,449      7,156,505     378,980     3,856,401     768,493     8,176,315
 Shares issued in
  acquisition of:
 Common Trust Funds......            0              0  31,063,257   312,235,534           0             0
 Investment Companies....            0              0  58,366,376   590,194,768           0             0
----------------------------------------------------------------------------------------------------------
 Net increase
  (decrease).............   10,201,050    101,560,722  93,180,947   940,969,626   1,362,525    14,505,956
----------------------------------------------------------------------------------------------------------
 Class IS
 Shares sold.............    1,490,681     14,776,007     223,070     2,244,316      35,245       378,203
 Shares redeemed.........     (707,533)    (7,021,990)   (138,270)   (1,398,427)    (84,097)     (897,925)
 Shares issued in
  reinvestment of
  distributions..........       21,905        217,622       7,336        74,882      19,694       209,525
 Shares issued in
  acquisition of
  Investment Companies...            0              0     222,949     2,194,532           0             0
----------------------------------------------------------------------------------------------------------
 Net increase
  (decrease).............      805,053      7,971,639     315,085     3,115,303     (29,158)     (310,197)
----------------------------------------------------------------------------------------------------------
 Net increase
  (decrease).............               $ 109,532,361              $944,084,929              $ 14,195,759
----------------------------------------------------------------------------------------------------------

Fixed Income Fund

                             Six Months Ended               Year Ended
                              March 31, 2000            September 30, 1999
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class I
Shares sold.............  14,537,316  $  83,826,473   22,718,254  $ 134,684,835
Shares redeemed......... (19,480,124)  (112,011,162) (31,679,032)  (189,162,288)
Shares issued in
 reinvestment of
 distributions..........     582,014      3,347,110    1,260,239      7,507,425
Shares issued in
 acquisition of
 Investment Companies...           0              0            0              0
--------------------------------------------------------------------------------
Net increase
 (decrease).............  (4,360,794)   (24,837,579)  (7,700,539)   (46,970,028)
--------------------------------------------------------------------------------
Class IS
Shares sold.............   1,265,487      7,288,327    2,187,052     13,034,740
Shares redeemed.........  (1,048,893)    (6,033,705)  (1,860,394)   (11,046,802)
Shares issued in
 reinvestment of
 distributions..........      42,278        243,116       63,140        375,144
Shares issued in
 acquisition of
 Investment Companies...           0              0            0              0
--------------------------------------------------------------------------------
Net increase
 (decrease).............     258,872      1,497,738      389,798      2,363,082
--------------------------------------------------------------------------------
Net increase
 (decrease).............              $ (23,339,841)              $ (44,606,946)
--------------------------------------------------------------------------------

(a) For the six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.
(b) The capital share activity is that of Tatersall Bond Fund, the accounting survivor in the June 4, 1999 merger with Core Bond Fund. The number of shares for each transaction type have been restated to give effect to this transaction.

High Yield Fund

                                                              Period Ended
                                                           March 31, 2000 (a)
                                                          ---------------------
                                                           Shares     Amount
-------------------------------------------------------------------------------
Class I
Shares sold.............................................. 5,617,195 $55,886,523
Shares redeemed..........................................         0           0
Shares issued in reinvestment of distributions...........     5,001      48,897
-------------------------------------------------------------------------------
Net increase............................................. 5,622,196  55,935,420
-------------------------------------------------------------------------------
Class IS
Shares sold..............................................       100       1,000
Shares redeemed..........................................         0           0
Shares issued in reinvestment of distributions...........         3          25
-------------------------------------------------------------------------------
Net increase.............................................       103       1,025
-------------------------------------------------------------------------------
Net increase.............................................           $55,936,445
-------------------------------------------------------------------------------

Income Plus Fund

                             Six Months Ended               Year Ended
                              March 31, 2000            September 30, 1999
                         --------------------------  --------------------------
                           Shares        Amount        Shares        Amount
--------------------------------------------------------------------------------
Class I
Shares sold.............  22,257,340  $ 118,589,345   38,979,040  $ 218,566,129
Shares redeemed......... (40,209,925)  (214,417,801) (54,255,598)  (302,962,132)
Shares issued in
 reinvestment of
 distributions..........     643,783      3,438,988    3,076,886     17,501,272
Shares issued in
 acquisition of Common
 Trust Funds............           0              0  112,670,040    610,301,298
--------------------------------------------------------------------------------
Net increase
 (decrease)............. (17,308,802)   (92,389,468) 100,470,368    543,406,567
--------------------------------------------------------------------------------
Class IS
Shares sold.............   2,525,466     13,500,727    2,754,186     15,375,949
Shares redeemed.........  (1,952,536)   (10,392,929)  (2,080,768)   (11,635,002)
Shares issued in
 reinvestment of
 distributions..........      49,419        263,743       62,835        354,046
--------------------------------------------------------------------------------
Net increase............     622,349      3,371,541      736,253      4,094,993
--------------------------------------------------------------------------------
Net increase
 (decrease).............              $ (89,017,927)              $ 547,501,560
--------------------------------------------------------------------------------

Intermediate Bond Fund

                               Six Months Ended             Year Ended
                                March 31, 2000          September 30, 1999
                           -------------------------  ------------------------
                             Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold..............   1,080,246  $  65,038,868   1,116,432  $ 71,950,904
Shares redeemed..........  (1,801,945)  (108,436,973) (1,534,043)  (98,321,050)
Shares issued in
 reinvestment of
 distributions...........       1,330         80,041     131,074     8,571,865
Shares issued in
 acquisition of Common
 Trust Funds.............           0              0     644,587    40,425,308
-------------------------------------------------------------------------------
Net increase (decrease)..    (720,369)   (43,318,064)    358,050    22,627,027
-------------------------------------------------------------------------------
Class IS
Shares sold..............      98,865      5,949,466     151,491     9,815,437
Shares redeemed..........     (80,440)    (4,835,642)   (128,949)   (8,353,458)
Shares issued in
 reinvestment of
 distributions...........       1,639         98,469       2,481       160,862
-------------------------------------------------------------------------------
Net increase.............      20,064      1,212,293      25,023     1,622,841
-------------------------------------------------------------------------------
Net increase (decrease)..              $ (42,105,771)             $ 24,249,868
-------------------------------------------------------------------------------

(a) From November 30, 1999 (commencement of operations).

International Bond Fund

                               Six Months Ended             Year Ended
                                March 31, 2000          September 30, 1999
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold..............      447,731  $  4,067,902   1,537,729  $ 14,497,718
Shares redeemed..........     (328,188)   (2,915,093)   (781,161)   (7,361,053)
Shares issued in
 reinvestment of
 distributions...........      155,951     1,402,963     157,821     1,491,568
-------------------------------------------------------------------------------
Net increase (decrease)..      275,494     2,555,772     914,389     8,628,233
-------------------------------------------------------------------------------
Class IS
Shares sold..............        6,067        56,107      19,285       182,376
Shares redeemed..........      (14,968)     (133,510)     (8,315)      (77,906)
Shares issued in
 reinvestment of
 distributions...........          626         5,639         517         4,885
-------------------------------------------------------------------------------
Net increase (decrease)..       (8,275)      (71,764)     11,487       109,355
-------------------------------------------------------------------------------
Net increase (decrease)..               $  2,484,008              $  8,737,588
-------------------------------------------------------------------------------

Limited Duration Fund

                               Six Months Ended             Year Ended
                                March 31, 2000          September 30, 1999
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold..............    3,798,593  $ 38,427,260   6,242,085  $ 64,355,655
Shares redeemed..........   (5,740,942)  (58,274,960) (6,370,003)  (65,521,557)
Shares issued in
 reinvestment of
 distributions...........      137,742     1,396,878     242,535     2,506,847
Shares issued in
 acquisition of Common
 Trust Funds.............            0             0  23,719,586   242,317,183
-------------------------------------------------------------------------------
Net increase (decrease)..   (1,804,607)  (18,450,822) 23,834,203   243,658,128
-------------------------------------------------------------------------------
Class IS
Shares sold..............      852,061     8,637,978     120,212     1,233,082
Shares redeemed..........     (111,708)   (1,128,819)    (22,421)     (231,406)
Shares issued in
 reinvestment of
 distributions...........       11,882       120,048       3,301        34,126
-------------------------------------------------------------------------------
Net increase.............      752,235     7,629,207     101,092     1,035,802
-------------------------------------------------------------------------------
Net increase (decrease)..               $(10,821,615)             $244,693,930
-------------------------------------------------------------------------------

Total Return Bond Fund

                               Six Months Ended             Year Ended
                                March 31, 2000          September 30, 1999
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold..............       94,568  $  8,543,190     142,731  $ 13,614,331
Shares redeemed..........      (85,971)   (7,730,277)    (16,673)   (1,589,530)
Shares issued in
 reinvestment of
 distributions...........       48,158     4,371,494      69,113     6,624,642
-------------------------------------------------------------------------------
Net increase.............       56,755     5,184,407     195,171    18,649,443
-------------------------------------------------------------------------------
Class IS
Shares sold..............        1,156       104,012      71,687     7,020,328
Shares redeemed..........      (68,196)   (6,154,412)     (7,223)     (689,263)
Shares issued in
 reinvestment of
 distributions...........        1,419       130,045       3,718       356,204
-------------------------------------------------------------------------------
Net increase (decrease)..      (65,621)   (5,920,355)     68,182     6,687,269
-------------------------------------------------------------------------------
Net increase (decrease)..               $   (735,948)             $ 25,336,712
-------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended March 31, 2000:

                               Cost of Purchases           Cost of Purchases
                          --------------------------- ---------------------------
                               U.S.        Non-U.S.        U.S.        Non-U.S.
                            Government    Government    Government    Government
                          -------------------------------------------------------
Adjustable Rate Fund....  $   13,411,395 $          0 $   25,531,362 $          0
Core Bond Fund..........   1,166,684,868  258,894,652  1,067,454,103  259,610,208
Fixed Income Fund.......     569,139,021   97,764,580    538,021,272  124,149,588
High Yield Fund (a).....               0   58,474,489              0    7,196,876
Income Plus Fund........     223,302,560  305,010,201    276,259,596  266,286,987
Intermediate Bond Fund..               0  193,871,664              0  235,127,778
International Bond
 Fund...................               0   25,723,207              0   22,484,265
Limited Duration Fund...       4,982,422   74,410,613     10,568,547   61,083,505
Total Return Bond Fund..      24,265,720   61,036,073     59,299,547   24,712,864

-------
(a) From November 30, 1999 (commencement of operations) through March 31, 2000.

At March 31, 2000, the International Bond Fund had forward foreign exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

                                              U.S. Value at  In Exchange Unrealized
         Exchange Date   Contracts to Deliver March 31, 2000 for U.S. $  Gain (Loss)
         ---------------------------------------------------------------------------
           4/28/2000         Euro Dollar        $7,812,230   $8,151,143   $338,913
           6/27/2000         Euro Dollar         3,207,923    3,223,473     15,550

The Fixed Income Fund and Income Plus Fund loaned securities during the six months ended March 31, 2000 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At March 31, 2000, the value of the securities on loan and the value of the collateral (including accrued interest) and income earned on securities lending, was as follows.

                                     Value of        Value of    Income
                                Securities on loan  Collateral   Earned
                                ----------------------------------------
         Fixed Income Fund.....    $141,957,348    $146,257,854 $577,754
         Income Plus Fund......     225,413,406     226,628,000  177,667

As of September 30, 1999, the following Funds had capital loss carryovers for federal income tax purposes as follows:

                                                        Expiration
                          Capital Loss ---------------------------------------------
                           Carryover     2000     2001    2003     2006      2007
                          ----------------------------------------------------------
Adjustable Rate Fund....   $  634,495  $198,013 $280,866 $43,378 $ 80,791 $   31,447
Core Bond Fund..........      336,338         0        0       0  336,338          0
Fixed Income Fund.......       10,509         0        0  10,509        0          0
International Bond
 Fund...................      271,657         0        0       0  271,675          0
Limited Duration Fund...          975         0        0       0        0        975
Total Return Bond Fund..    3,056,175         0        0       0        0  3,056,175

Core Bond Fund's capital loss carryforward was created as a result of the June 4, 1999 acquisition of substantially all of the assets and assumption of cer-tain liabilities of the Tattersall Bond Fund in exchange for Core Bond Fund shares. In accordance with income tax regulations, certain Core Bond Fund gains may not be used to offset this capital loss carryforward.

During the six months ended March 31, 2000, the Fixed Income Fund and Income Plus Fund entered into mortgage dollar roll transactions. At March 31, 2000, the Fixed Income Fund and Income Plus Fund had the following dollar roll agree-ments outstanding:

                                Dollar Roll                 Interest  Maturity
                                  Amount     Counterparty     Rate      Date
                                -----------------------------------------------
         Fixed Income Fund..... $13,000,000 DLJ              8.00%   04/19/2000
                                 15,000,000 Paine Webber     8.50%   04/13/2000
         Income Plus Fund......  19,100,000 Lehman Brothers  8.00%   04/19/2000

During the six months ended March 31, 2000, the Fixed Income Fund and Income Plus Fund earned income on mortgage dollar roll transactions as follows:

                                                             Income Earned
                                                             -------------
         Fixed Income Fund..................................   $665,288
         Income Plus Fund...................................     17,586

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions re-ceived by each Fund and the impact of the expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                               Total Expense % of Average
                                                Reductions    Net Assets
                                               --------------------------
         Adjustable Rate Fund.................    $   642       0.01%
         Core Bond Fund.......................     20,467       0.00%
         Fixed Income Fund....................     11,585       0.00%
         High Yield Fund......................      3,818       0.03%
         Income Plus Fund.....................     37,792       0.00%
         Intermediate Bond Fund...............     11,879       0.00%
         International Bond Fund..............     13,925       0.01%
         Limited Duration Fund................     11,575       0.01%
         Total Return Bond Fund...............      2,843       0.00%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

On July 27, 1999, certain of the Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provided an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility is allocated, under the terms of the fi-nancing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary of emergency purposes to fund the redemption of their shares or a general working capital as permitted by each Fund's borrowing re-strictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate dur-ing the period from and including December 1, 1999 through and including Janu-ary 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agree-ment, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds. During the six months ended March 31, 2000, the Funds had no significant borrowings under these agreements.

                            Evergreen Select Funds*

Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund

Municipal Fixed
Income
Intermediate Term Municipal Bond Fund

Taxable Fixed
Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/
Balanced
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Strategic Value Fund



* Minimum investment in an Evergreen
  Select Fund is $1,000,000.

64434                                              543697        5/2000

--------------------------------------------------------------------------------

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